Exhibit 10.2

Execution Version

TERM LOAN CREDIT AGREEMENT

dated as of December 18, 2019

among

CLAIRE’S HOLDINGS LLC,

as Holdings,

CLAIRE’S STORES, INC.,

as the Borrower,

The Several Lenders

from Time to Time Parties Hereto

and

JPMORGAN CHASE BANK, N.A.,

as the Administrative Agent and the Collateral Agent

(continued)

- ii -

(continued)

- iii -

(continued)

- iv -

SCHEDULES

Schedule 1.1(a)	Commitments of Lenders
Schedule 1.1(b)	Closing Date Credit Parties
Schedule 1.1(c)	Closing Date Security Documents
Schedule 1.1(d)	Agreed Security Principles
Schedule 1.1(e)	Unrestricted Subsidiaries
Schedule 8.13	Subsidiaries
Schedule 9.17	Post-Closing Actions
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2	Closing Date Liens
Schedule 10.5	Closing Date Investments
Schedule 13.2	Notice Addresses

EXHIBITS

Exhibit A	Form of Joinder Agreement
Exhibit B	Form of Guarantee and Collateral Agreement
Exhibit C	[Reserved]
Exhibit D	[Reserved]
Exhibit E	[Reserved]
Exhibit F	Form of Assignment and Acceptance
Exhibit G	Form of Promissory Note
Exhibit H	Form of ABL Intercreditor Agreement
Exhibit I-1	Form of First Lien Intercreditor Agreement
Exhibit I-2	Form of Second Lien Intercreditor Agreement
Exhibit J-1	Form of Non-Bank Tax Certificate
(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2	Form of Non-Bank Tax Certificate
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3	Form of Non-Bank Tax Certificate
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4	Form of Non-Bank Tax Certificate
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K	Form of Notice of Borrowing or Continuation or Conversion
Exhibit L	Form of Hedge Bank Designation

TERM LOAN CREDIT AGREEMENT

TERM LOAN CREDIT AGREEMENT, dated as of December 18, 2019, among CLAIRE’S HOLDINGS LLC, a Delaware limited liability company (“Holdings”), CLAIRE’S STORES, INC., a Florida corporation and wholly-owned subsidiary of Holdings (the “Borrower”), the institutions from time to time parties hereto as lenders (each a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the Collateral Agent (such terms and each other capitalized term used but not defined in this preamble having the meaning provided in Section 1).

WHEREAS, the Borrower has requested that the Lenders extend credit in the form of Initial Term Loans to the Borrower on the Closing Date, in an aggregate principal amount of $502,436,230.19;

WHEREAS, the proceeds of the Initial Term Loans that are deemed to have been made on the Closing Date will be used, together with cash on hand and the proceeds of the ABL Loans, (i) to consummate the Term Loan Exchange; (ii) to consummate the Preferred Equity Exchange; and (iii) to pay Transaction Expenses;

WHEREAS, the Lenders are willing to make available to the Borrower such term loan facility upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1. Definitions.

1.1 Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires (it being understood that defined terms in this Agreement shall include in the singular number the plural and in the plural the singular):

“ABL Administrative Agent” shall have the meaning provided to the term “Administrative Agent” in the ABL Credit Agreement.

“ABL Collateral Agent” shall have the meaning provided to the term “Collateral Agent” in the ABL Credit Agreement.

“ABL Credit Agreement” shall mean the Credit Agreement dated as of January 24, 2019 among, inter alios, the Borrower, Citibank, N.A., as administrative and collateral agent, and the lenders party thereto from time to time, as amended, modified, supplemented, substituted, replaced, restated or refinanced, in whole or in part, from time to time (whether with the original administrative agent and lenders or other agents and lenders or otherwise and whether provided under the original ABL Credit Agreement or another credit agreement, indenture, instrument, other document or otherwise, unless such credit agreement, indenture, instrument or document expressly provides that it is not an ABL Credit Agreement).

“ABL Credit Documents” shall have the meaning provided to the term “Loan Documents” in the ABL Credit Agreement.

“ABL Facility” shall mean the senior secured revolving loan facility under the ABL Credit Agreement or any amendment, supplement, modification, substitution, replacement, restatement or refinancing thereof, in whole or in part, from time to time, including in connection with Refinancing Indebtedness in respect of the ABL Credit Agreement.

“ABL Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit H (with such changes to such form as may be reasonably acceptable to the Administrative Agent and the Borrower) among the Administrative Agent, the Collateral Agent, the ABL Administrative Agent, the ABL Collateral Agent and the representatives for purposes thereof for holders of one or more classes of Indebtedness, the Borrower and each of the Guarantors.

“ABL Loans” shall have the meaning provided to the term “Loans” in the ABL Credit Agreement and any modification, replacement, refinancing, refunding, renewal, or extension thereof.

“ABR” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Prime Rate in effect for such day, (b) the NYFRB Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBOR Rate for a one month Interest Period determined on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. Any change in the ABR due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOR Rate shall be effective on the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOR Rate, as the case may be.

“ABR Loan” shall mean each Loan bearing interest based on the ABR.

“Acquired EBITDA” shall mean, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined using such definitions as if references to the Borrower and the Restricted Subsidiaries therein were to such Pro Forma Entity and its Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in accordance with GAAP.

“Acquired Entity or Business” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Acquired Indebtedness” shall mean, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged, consolidated, or amalgamated with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging, consolidating, or amalgamating with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Adjusted LIBOR Rate” shall mean, with respect to any LIBOR Rate Borrowing for any Interest Period, an interest rate per annum equal to the product of (i) the LIBOR Rate in effect for such Interest Period and (ii) Statutory Reserves; provided that, the Adjusted LIBOR Rate shall not be less than 0.00% per annum.

“Adjusted Total Term Loan Commitment” shall mean, at any time, the Total Term Loan Commitment less the Term Loan Commitments of all Defaulting Lenders.

“Administrative Agent” shall mean JPMorgan Chase Bank, N.A., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent pursuant to Section 12.9.

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 13.2 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” shall have the meaning provided in Section 13.6(b)(ii)(D).

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Institutional Lender” shall mean any Affiliate of the Sponsor that is either a bona fide debt fund or such Affiliate extends credit or buys loans in the ordinary course of business.

“Agent Parties” shall have the meaning provided in Section 13.17(b).

“Agent Party” shall have the meaning provided in Section 13.17(b).

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreed Security Principles” shall mean the principles specified on Schedule 1.1(d).

“Agreement” shall mean this Credit Agreement.

“Agreement Currency” shall have the meaning provided in Section 13.19.

“AHYDO” shall have the meaning provided in Section 2.14(g).

“Applicable Margin” shall mean a percentage per annum equal to (1) for LIBOR Loans that are Initial Term Loans, 6.50% and (2) for ABR Loans that are Initial Term Loans, 5.50%.

Notwithstanding the foregoing, (a) the Applicable Margin in respect of any Class of Extended Term Loans shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (b) the Applicable Margin in respect of any Class of New Term Loans shall be the applicable percentages per annum set forth in the relevant Joinder Agreement, (c) the Applicable Margin in respect of any Class of Replacement Term Loans shall be the applicable percentages per annum set forth in the relevant agreement and (d) in the case of the Term Loans and any Class of New Term Loans, the Applicable Margin shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.14.

“Approved Bank” shall have the meaning provided to such term in clause (iv) of the definition of the term “Cash Equivalents”.

“Approved Fund” shall mean any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Sale” shall mean:

(i) the sale, conveyance, transfer, or other disposition, whether in a single transaction or a series of related transactions, of property or assets (each a “disposition”) of the Borrower or any Restricted Subsidiary, or

(ii) the issuance or sale of Equity Interests of any Restricted Subsidiary (other than preferred stock of Restricted Subsidiaries issued in compliance with Section 10.1), whether in a single transaction or a series of related transactions, in each case, other than:

(a) any disposition of Cash Equivalents or Investment Grade Securities or obsolete, worn out or surplus property or property (including leasehold property interests) that is no longer economically practical in its business or commercially desirable to maintain or no longer used or useful equipment in the ordinary course of business or any disposition of inventory, immaterial assets, or goods (or other assets) in the ordinary course of business;

(b) the disposition of all or substantially all of the assets of the Borrower or any Restricted Subsidiary in a manner permitted pursuant to Section 10.3;

(c) the incurrence of Liens that are permitted to be incurred pursuant to Section 10.2 or the making of any Restricted Payment or Permitted Investment (other than pursuant to clause (i) of the definition thereof) that is permitted to be made, and is made, pursuant to Section 10.5;

(d) [reserved];

(e) any disposition of property or assets or issuance of Equity Interests by (1) a Restricted Subsidiary to the Borrower or (2) the Borrower or a Restricted Subsidiary to another Restricted Subsidiary;

(f) to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any exchange of like property (excluding any boot thereon) for use in a Similar Business;

(g) any issuance, sale or pledge of Equity Interests in, or Indebtedness, or other securities of, an Unrestricted Subsidiary;

(h) foreclosures, condemnation, casualty or any similar action on assets (including dispositions in connection therewith);

(i) sales of accounts receivable, or participations therein, and related assets in connection with any Receivables Facility;

(j) any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date, including Sale Leasebacks and asset securitizations permitted by this Agreement;

(k) (1) any surrender or waiver of contractual rights or the settlement, release, or surrender of contractual rights or other litigation claims, (2) the termination or collapse of cost sharing agreements with the Borrower or any Subsidiary and the settlement of any crossing payments in connection therewith, or (3) the settlement, discount, write off, forgiveness, or cancellation of any Indebtedness owing by any present or former consultants, directors, officers, or employees of the Borrower (or any direct or indirect parent company of the Borrower) or any Subsidiary or any of their successors or assigns;

(l) the disposition or discount of inventory, accounts receivable, or notes receivable in the ordinary course of business or the conversion of accounts receivable to notes receivable;

(m) the licensing, cross-licensing or sub-licensing of Intellectual Property or other general intangibles (whether pursuant to franchise agreements or otherwise) in the ordinary course of business;

(n) the unwinding of any Hedging Obligations or obligations in respect of Cash Management Services;

(o) sales, transfers, and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(p) the disposition, lapse or abandonment of Intellectual Property rights in the ordinary course of business, which in the reasonable business judgment of the Borrower are not material to the conduct of the business of the Borrower and the Restricted Subsidiaries taken as a whole;

(q) the issuance of directors’ qualifying shares and shares issued to foreign nationals as required by applicable law;

(r) dispositions of property to the extent that (1) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 450 days thereof or (2) the proceeds of such Asset Sale are promptly applied to the purchase price of such replacement property (which replacement property is actually purchased within 450 days thereof);

(s) leases, assignments, subleases, licenses, or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole;

(t) dispositions of non-core assets acquired in connection with any Permitted Acquisition or Investment permitted hereunder;

(u) Restricted Payments permitted pursuant to Section 10.5;

(v) other Asset Sales with a Fair Market Value less than or equal to (a) the greater of $23,000,000 and 10% of Consolidated EBITDA individually and (b) the greater of $45,750,000 and 20% of Consolidated EBITDA in the aggregate;

(w) sales, transfers and other dispositions of accounts receivable (including write-offs, discounts and compromises) in connection with the compromise, settlement or collection thereof; and

(y) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater Fair Market Value or usefulness to the business of the Borrower and its Restricted Subsidiaries, as a whole, as determined in good faith by the Borrower.

“Asset Sale Prepayment Event” shall mean any Asset Sale by the Borrower or any Restricted Subsidiary of Term Loan Collateral (subject to the Reinvestment Period) , allowed in Section 10.4; provided that with respect to any Asset Sale Prepayment Event, the Borrower shall not be obligated to make any prepayment otherwise required by Section 5.2 unless and until the aggregate amount of Net Cash Proceeds from all such Asset Sale Prepayment Events, after giving effect to the reinvestment rights set forth herein, exceeds $30,000,000 in any fiscal year of the Borrower (the “Prepayment Trigger”), but then from all such Net Cash Proceeds (excluding amounts below the Prepayment Trigger).

“Assignment and Acceptance” shall mean (i) an assignment and acceptance substantially in the form of Exhibit F, or such other form as may be approved by the Administrative Agent and the Borrower and (ii) in the case of any assignment of Term Loans in connection with a Permitted Debt Exchange conducted in accordance with Section 2.15, such form of assignment (if any) as may be agreed by the Administrative Agent and the Borrower in accordance with Section 2.15(a).

“Auction Agent” shall mean (i) the Administrative Agent or (ii) any other financial institution or advisor employed by Holdings, the Borrower or any Subsidiary (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Permitted Debt Exchange pursuant to Section 2.15 or Dutch auction pursuant to Section 13.6(h); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither Holdings nor any of its Subsidiaries may act as the Auction Agent.

“Authorized Officer” shall mean, with respect to any Person, any individual holding the position of chairman of the board (if an officer), the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Controller, the Vice President-Finance, a Senior Vice President, a Director, a Manager, the Secretary, the Assistant Secretary or any other manager, senior officer or agent with express authority to act on behalf of such Person designated as such by the board of directors or manager or other managing authority of such Person (or, in the case of any Foreign Subsidiary, a manager or director thereof) and, solely for purposes of notices given pursuant to Section 2, any other officer or employee of the applicable Person so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Person designated in or pursuant to an agreement between the applicable Person and the Administrative Agent. Any document delivered hereunder that is signed by an Authorized Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Available Amount” shall have the meaning provided in Section 10.5.

“Available Investments Amount” shall mean, at any time, (i) the amount of Investments that may be made at the time of determination pursuant to clause (xiii)(x) of the definition of Permitted Investments, minus (ii) the sum of (a) the amount of the Available Investments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Payments pursuant to Section 10.5(b)(11) utilizing the Available Investments Amount and (b) the amount of the Available Investments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Debt Payments pursuant to Section 10.5(b)(18) utilizing the Available Investments Amount.

“Available Restricted Debt Payments Amount” shall mean, at any time, (i) the amount of Restricted Debt Payments that may be made at the time of determination pursuant to Section 10.5(b)(18)(x), minus (ii) the sum of (a) the amount of the Available Restricted Debt Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Investments pursuant to clause (xiii) of the definition of Permitted Investments utilizing the Available Restricted Debt Payments Amount and (b) the amount of the Available Restricted Debt Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Payments pursuant to Section 10.5(b)(11) utilizing the Available Restricted Debt Payments Amount.

“Available Restricted Payments Amount” shall mean, at any time, (i) the amount of Restricted Payments that may be made at the time of determination pursuant to Section 10.5(b)(11)(i), minus (ii) the sum of (a) the amount of the Available Restricted Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Investments pursuant to clause (xiii) of the definition of Permitted Investments utilizing the Available Restricted Payments Amount and (b) the amount of the Available Restricted Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Debt Payments pursuant to Section 10.5(b)(18) utilizing the Available Restricted Payments Amount.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” shall have the meaning provided in Section 11.1(e).

“Bankruptcy Law” shall mean the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, general assignment for the benefit of creditors, any other marshalling of the assets or liabilities of Holdings or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Beneficial Ownership Certification” shall have the meaning provided in the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Benefited Lender” shall have the meaning provided in Section 13.8(a).

“BHC Act Affiliate” shall mean, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C § 1841(k)) of such Person.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” shall have the meaning provided in the preamble to this Agreement.

“Borrower Materials” shall have the meaning provided in Section 13.17(b).

“Borrowing” shall mean Loans of the same Class and Type, made (or deemed to have been made), converted, or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Business Day” shall mean any day excluding Saturday, Sunday, and any other day on which banking institutions in New York City are authorized by law or other governmental actions to close; provided that if such day relates to any interest rate settings as to a LIBOR Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such LIBOR Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such LIBOR Loan, such day shall also be a day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank market.

“Capital Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant, equipment or other assets reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries (including capitalized software expenditures, website development costs, website content development costs, customer acquisition costs and incentive payments, conversion costs, and contract acquisition costs). For the avoidance of doubt, Capital Expenditures will also include all additions to customer loyalty payments by the Borrower and the Restricted Subsidiaries in accordance with GAAP.

“Capital Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal, or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person, subject to Section 1.12.

“Capital Stock” shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (it being understood and agreed, for the avoidance of doubt, that “cash-settled phantom appreciation programs” in connection with employee benefits that do not require a dividend or distribution shall not constitute Capital Stock). In no event shall any Indebtedness which is convertible into any of the foregoing be considered Capital Stock unless and until so converted.

“Capitalized Lease Obligation” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP, subject to Section 1.12.

“Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of purchased software, internally developed software or hosting arrangement implementation costs and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.

“Cash Equivalents” shall mean:

(i) Dollars,

(ii) (a) Euro, Sterling, Yen, Swiss Francs, Canadian Dollars, Australian Dollars or any national currency of any Participating Member State in the European Union or (b) local currencies held from time to time in the ordinary course of business,

(iii) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any country that is a member state of the European Union or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition,

(iv) certificates of deposit, time deposits, and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year, and overnight bank deposits, in each case with any commercial bank having capital and surplus of not less than $100,000,000 (any such bank being an “Approved Bank”),

(v) repurchase obligations for underlying securities of the types described in clauses (iii), (iv), and (ix) entered into with any financial institution meeting the qualifications specified in clause (iv) above,

(vi) commercial paper rated at least P-2 by Moody’s, at least A-2 by S&P or at least F-2 by Fitch and, in each case, maturing within 24 months after the date of creation thereof,

(vii) marketable short-term money market and similar securities having a rating of at least P-2 , A-2 or F-2 from any of Moody’s, S&P or Fitch, respectively (or, if at any time none of Moody’s, S&P or Fitch shall be rating such obligations, an equivalent rating from another nationally recognized ratings agency) and in each case maturing within 24 months after the date of creation or acquisition thereof,

(viii) readily marketable direct obligations issued by any state, commonwealth, or territory of the United States or any political subdivision or taxing authority thereof having one of the two highest rating categories obtainable from either Moody’s, S&P or Fitch with maturities of 24 months or less from the date of acquisition,

(ix) Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P, “A2” or higher from Moody’s or “A” or higher from Fitch with maturities of 24 months or less from the date of acquisition,

(x) solely with respect to any Foreign Subsidiary: (a) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (b) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof, from Moody’s is at least “P-2” or the equivalent thereof or from Fitch is at least “F-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 24 months from the date of acquisition, and (c) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank, in each case, customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by such Foreign Subsidiary organized in such jurisdiction,

(xi) investment funds investing 90% of their assets in securities of the types described in clauses (i) through (ix) above, and

(xii) in the case of investments by any Foreign Subsidiary or investments made in a country outside the United States, Cash Equivalents shall also include (a) investments of the type and maturity described in clauses (i) through (ix) above of foreign obligors, which investments have ratings, described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by the Foreign Subsidiaries in accordance with their normal investment practices for cash management in investments analogous to the foregoing investments in clauses (i) through (xi) above.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (i) and (ii) above; provided that such amounts are converted into any currency listed in clauses (i) and (ii) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

For the avoidance of doubt, any items identified as Cash Equivalents under this definition will be deemed to be Cash Equivalents for all purposes under the Credit Documents regardless of the treatment of such items under GAAP.

“Cash Management Agreement” shall mean any agreement or arrangement to provide Cash Management Services.

“Cash Management Bank” shall mean (i) any Person that, at the time it enters into a Cash Management Agreement (or with respect to Cash Management Agreements existing on the Closing Date, on the Closing Date) with Holdings or any Restricted Subsidiary, is an Agent or a Lender or an Affiliate of an Agent or a Lender or (ii) any Person that is designated by the Borrower as a “Cash Management Bank” by written notice to the Administrative Agent substantially in a form reasonably acceptable to the Administrative Agent.

“Cash Management Services” shall mean any one or more of the following types of services or facilities: (i) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, or electronic funds transfer services, (ii) treasury management services (including controlled disbursement, overdraft, automatic clearing house fund transfer services, return items, and interstate depository network services), (iii) any other demand deposit or operating account relationships or other cash management services, including pursuant to any Cash Management Agreements and (iv) and other services related, ancillary or complementary to the foregoing.

“Casualty Event” shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking by a Governmental Authority of, such property constituting Term Loan Collateral for which such Person or any of its Restricted Subsidiaries receives insurance proceeds or proceeds of a condemnation award in respect of any equipment, fixed assets, or real property (including any improvements thereon) to replace or repair such equipment, fixed assets, or real property; provided, further, that with respect to any Casualty Event, the Borrower shall not be obligated to make any prepayment otherwise required by Section 5.2 unless and until the aggregate amount of Net Cash Proceeds from all such Casualty Events, after giving effect to the reinvestment rights set forth herein, exceeds $30,000,000 in any fiscal year of the Borrower (the “Casualty Prepayment Trigger”), but then from all such Net Cash Proceeds (excluding amounts below the Casualty Prepayment Trigger).

“CFC” shall mean any Subsidiary of the Borrower that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” shall mean a Domestic Subsidiary of the Borrower substantially all of the assets of which consist of equity and/or Indebtedness and/or receivables of one or more Foreign Subsidiaries that are CFCs.

“Change in Law” shall mean (i) the adoption of any law, treaty, order, policy, rule, or regulation after the Closing Date, (ii) any change in any law, treaty, order, policy, rule, or regulation or in the interpretation or application thereof by, any Governmental Authority after the Closing Date or (iii) compliance by any Lender with any guideline, request, directive, or order issued or made after the Closing Date by any central bank or other Governmental Authority (whether or not having the force of law), including, for avoidance of doubt, any such adoption, change or compliance in respect of (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines, requirements, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities pursuant to Basel III in each case, after the Closing Date.

“Change of Control” shall mean and be deemed to have occurred if (i) at any time prior to an IPO, the Permitted Holders shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least 35% of the voting power of the outstanding Voting Stock of the Borrower, (ii) at any time after an IPO, any Person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, shall at any time have acquired direct or indirect beneficial ownership of a percentage of the voting power of the outstanding Voting Stock of the Borrower that exceeds 35% thereof, unless the Permitted Holders have, at such time, the right or the ability by voting power, contract, or otherwise to elect or designate for election at least a majority of the board of directors (or analogous governing body) of Holdings; (iii) at any time, a Change in Control (as defined in the ABL Credit Agreement) shall have occurred; or (iv) at any time prior to an IPO of the Borrower, Holdings shall cease to beneficially own, directly or indirectly, 100% of the issued and outstanding equity interests of the Borrower. For the purpose of clauses (i), (ii) and (iv), at any time when a majority of the outstanding Voting Stock of the Borrower is directly or indirectly owned by a Parent Entity or, if applicable, a Parent Entity acts as the manager, managing member or general partner of the Borrower, references in this definition to “Borrower” shall be deemed to refer to the ultimate Parent Entity that directly or indirectly owns such Voting Stock or acts as (or, if applicable, is a Parent Entity that directly or indirectly owns a majority of the outstanding Voting Stock of) such manager, managing member or general partner. For purposes of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (iii) if any Person or “group” includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Borrower or the IPO Entity, as applicable, directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether clause (ii) of this definition is triggered.

“City Code” shall have the meaning provided in Section 1.12(c).

“Class” (i) when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, New Term Loans (of each Series), Extended Term Loans (of the same Extension Series) or Replacement Term Loans (of the same Series) and (ii) when used in reference to any Commitment, refers to whether such Commitment is an Initial Term Loan Commitment or a New Term Loan Commitment.

“Closing Date” shall mean December 18, 2019.

“Closing Date Credit Parties” shall mean each of the Persons specified on Schedule 1.1(b).

“Closing Date Security Documents” shall mean each of the Security Documents specified on Schedule 1.1(c).

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all property pledged or mortgaged or purported to be pledged or mortgaged pursuant to the Security Documents, excluding in all events Excluded Collateral.

“Collateral Agent” shall mean JPMorgan Chase Bank, N.A., as collateral agent under the Credit Documents, or any successor collateral agent pursuant to Section 12.9, and any Affiliate or designee of JPMorgan Chase Bank, N.A. that may act as the Collateral Agent under any Credit Document.

“Commitments” shall mean, with respect to each Lender (to the extent applicable), such Lender’s Initial Term Loan Commitment or New Term Loan Commitment.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” shall have the meaning provided in Section 13.17.

“Compliance Certificate” shall mean a certificate of a responsible financial or accounting officer of the Borrower delivered pursuant to Section 9.1(d) for the applicable Test Period.

“Confidential Information” shall have the meaning provided in Section 13.16.

“Consolidated Depreciation and Amortization Expense” shall mean with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs, debt issuance costs, commissions, fees, and expenses, capitalized expenditures (including Capitalized Software Expenditures), customer acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and incentive payments, conversion costs, and contract acquisition costs of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” shall mean, with respect to any Person and its Restricted Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of such Person for such period:

(i) increased (without duplication) by:

(a) Taxes paid (including pursuant to any Tax sharing arrangements) and provisions for Taxes of such Person and its Restricted Subsidiaries, including, in each case federal, state, provincial, local, foreign, unitary, franchise, excise, property, withholding, use and similar Taxes, including any penalties and interest, plus, without duplication, tax distributions paid or accrued during such period, plus

(b) Fixed Charges of such Person for such period (including (1) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk and (2) costs of surety bonds in connection with financing activities, in each case, to the extent included in Fixed Charges), together with items excluded from the definition of Consolidated Interest Expense and any non-cash interest expense, in each case to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income, plus

(c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income, plus

(d) any expenses, fees, charges, or losses (other than depreciation or amortization expense) related to or incurred in connection with any equity issuance, including, without limitation, an IPO (including any one-time expenses of the Borrower, Holdings or any Parent Entity relating to the enhancement of accounting functions or other transactions costs associated with becoming a public company), Permitted Investment, Restricted Payment, acquisition, disposition, recapitalization, or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful and including any such transaction consummated prior to the Closing Date), including (1) such fees, expenses, or charges related to the incurrence of the ABL Loans and the Loans hereunder and all Transaction Expenses, (2) such fees, expenses, or charges related to the offering of the Credit Documents and any other credit facilities, or debt issuances, (3) any amendment or other modification of the ABL Loans, the Loans hereunder or thereunder, or other Indebtedness, (4) cash payments made to holders of equity-based and other non-cash compensation obligations of any Acquired Entity or Business to settle and terminate all rights of such holders existing as of or arising after the acquisition thereof on account of such equity-based and non-cash compensation and (5) costs associated with directors’ and officers’ run-off insurance policies, in each case, deducted (and not added back) in computing Consolidated Net Income, plus

(e) any non-cash charges, including any write offs, write downs, expenses, losses, or items to the extent the same were deducted (and not added back) in computing Consolidated Net Income (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (i) the Borrower may elect not to add back such non-cash charge in the current period and (ii) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be deducted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period), plus

(f) the amount of any net income (loss) attributable to non-controlling interests in any non-Wholly-Owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income, plus

(g) the amount of management, monitoring, consulting, and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsor or any of its Affiliates or any members of the board of directors (or equivalent thereof) of the Borrower (or Parent Entity thereof) or any Restricted Subsidiary, plus

(h) costs of surety bonds incurred in such period in connection with financing activities, plus

(i) the amount of reasonably identifiable and factually supportable “run-rate” cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies related to (A) the Transactions and (B) after the Closing Date, permitted asset sales, mergers or other business combinations, acquisitions, Investments, dispositions or divestitures, operating improvements and expense reductions, restructurings, cost saving initiatives and certain other similar initiatives and specified transactions, in each case, net of the amount of actual benefits realized prior to or during such period from such actions (which cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies shall be calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements or synergies had been realized on the first day of such period); provided that, with respect to clause (B), such cost savings, operating expense reductions, operating enhancements, operating improvements and synergies are projected by the Borrower in good faith to result from actions either taken or expected to be taken within 36 months of the determination to take such action, plus

(j) the amount of loss or discount on sale of receivables and related assets to the Receivables Subsidiary in connection with a Receivables Facility, plus

(k) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option or phantom equity plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that (i) such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Stock) and (ii) the Borrower or a Restricted Subsidiary pays any cash bonus with respect to any of the foregoing, plus

(l) the amount of expenses relating to payments made to option, phantom equity or profits interest holders of the Borrower or any of its any direct or indirect subsidiaries or Parent Entity in connection with, or as a result of, any distribution being made to equity holders of such Person or its Parent Entity, which payments are being made to compensate such option, phantom equity or profits interest holders as though they were equity holders at the time of, and entitled to share in, such distribution, in each case to the extent permitted under this Agreement and expenses relating to distributions made to equity holders of such Person or its direct or indirect parent companies resulting from the application of Financial Accounting Standards Codification Topic 718 – Compensation – Stock Compensation (formerly Financial Accounting Standards Board Statement No. 123 (Revised 2004)), plus

(m) with respect to any joint venture that is not a Restricted Subsidiary, an amount equal to the proportion of those items described in clauses (a) and (c) above relating to such joint venture corresponding to the Borrower’s and the Restricted Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Subsidiary), plus

(n) cash receipts (or any netting arrangements resulting in reduced cash expenses) not included in Consolidated EBITDA in any period solely to the extent that the corresponding non-cash gains relating to such receipts were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (ii) below for any previous period and not added back, plus

(o) to the extent not already included in the Consolidated Net Income, (1) any expenses and charges that are reimbursed by indemnification or other similar provisions in connection with any investment or any sale, conveyance, transfer, or other Asset Sale of assets permitted hereunder and (2) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of the determination by the Borrower that there exists such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption, plus

(p) other add-backs and adjustments of the type reflected in the Sponsor Model, plus

(q) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification Topic 715–Compensation—Retirement Benefits, and any other items of a similar nature, plus

(r) the amount of any cash received in such period in respect of membership program fees in excess of the amount of membership revenue recognized for such period, plus

(s) (i) any costs or expenses incurred by the Borrower or a Restricted Subsidiary in connection with the opening of a new store or similar facility and (ii) the amount of reasonably identifiable and factually supportable “run-rate” EBITDA (calculated on a pre-tax basis) that is projected by the Borrower in good faith to be derived from the opening of a new store or similar facility (calculated on a Pro Forma Basis as though such EBITDA had been realized on the first day of such period) within 36 months of the opening of such new store or similar facility net of the amount of actual earnings realized prior to or during such period from the opening of such new store or facility; plus

(t) adjustments consistent with Regulation S-X or contained in a quality of earnings report made available to the Administrative Agent conducted by financial advisors (which are either nationally recognized or reasonably acceptable to the Administrative Agent (it being understood and agreed that any of the “Big Four” accounting firms are acceptable)); plus

(u) the net amount, if any, of the difference between (to the extent the amount in the following clause (i) exceeds the amount in the following clause (ii)): (i) the deferred revenue of such Person and its Restricted Subsidiaries as of the last day of such period and (ii) the deferred revenue such Person and its Restricted Subsidiaries as of the date that is twelve months prior to the last day of such period, in each case calculated in a manner consistent with such Person’s past practices and without giving effect to any purchase accounting adjustment; plus

(v) amortization of development advance payments which were made with the objective of increasing the number of customers or improving customer loyalty;

(ii) decreased by (without duplication), (a) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced Consolidated EBITDA in any prior period other than non-cash gains relating to the application of Financial Accounting Standards Codification Topic 842 – Leases (formerly Financial Accounting Standards Codification Topic 840); provided that, to the extent non-cash gains are deducted pursuant to this clause (ii)(a) for any previous period and not otherwise added back to Consolidated EBITDA, Consolidated EBITDA shall be increased by the amount of any cash receipts (or any netting arrangements resulting in reduced cash expenses) in respect of such non-cash gains received in subsequent periods to the extent not already included therein, (b) the amount of membership revenue recognized for such period in excess of the amount of any cash received in such period in respect of membership program fees and (c) the net amount, if any, of the difference between (to the extent the amount in the following clause (i) exceeds the amount in the following clause (ii)): (i) the deferred revenue of such Person and its Restricted Subsidiaries as of the date that is twelve months prior to the last day of such period and (ii) the deferred revenue of such Person and its Restricted Subsidiaries as of the last day of such period, in each case calculated in a manner consistent with such Person’s past practices and without giving effect to any purchase accounting adjustment, plus

(iii) increased or decreased by (without duplication):

(a) any net gain or loss resulting in such period from currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items, plus or minus, as the case may be, and

(b) any net gain or loss resulting in such period from Hedging Obligations, and the application of Financial Accounting Standards Codification Topic 815 – Derivatives and Hedging (ASC 815) (formerly Financing Accounting Standards Board Statement No. 133), and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP.

For the avoidance of doubt:

(i) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of ASC 815 and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP,

(ii) there shall be included in determining Consolidated EBITDA for any period, without duplication, (1) the Acquired EBITDA of any Person or business, or attributable to any property or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any assets or property, in each case to the extent not so acquired) to the extent not subsequently sold, transferred, abandoned, or otherwise disposed by the Borrower or such Restricted Subsidiary during such period (each such Person, business, property, or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) and (2) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition); and

(iii) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business, or asset sold, transferred, abandoned, or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business, or asset so sold or disposed of, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”) based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer, or disposition or conversion); provided that for the avoidance of doubt, notwithstanding any classification under GAAP of any Person or business in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, the Disposed EBITDA of such Person or business shall not be excluded pursuant to this paragraph until such disposition shall have been consummated.

Unless expressly specified otherwise or required by context, references in this Agreement to Consolidated EBITDA shall refer to the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries.

“Consolidated First Lien Secured Debt” shall mean Consolidated Total Debt as of such date that is not Subordinated Indebtedness and is secured by a Lien on the Collateral that ranks on an equal priority basis (but without regard to the control of remedies) with Liens on the Collateral securing the Obligations. For the avoidance of doubt, any Indebtedness under the ABL Facility shall constitute Consolidated First Lien Secured Debt.

“Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated First Lien Secured Debt as of such date of determination, minus any outstanding ABL Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated First Lien Secured Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Consolidated Interest Expense” shall mean the sum of cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income of such Person and its Restricted Subsidiaries with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under hedging agreements, but excluding, for the avoidance of doubt, (a) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting or pushdown accounting), (b) non-cash interest expense attributable to the movement of the mark-to-market valuation of Indebtedness or obligations under Hedging Obligations or other derivative instruments pursuant to FASB Accounting Standards Codification Topic 815 – Derivatives and Hedging, (c) any one-time cash costs associated with breakage in respect of hedging agreements for interest rates, (d) commissions, discounts, yield, make-whole premium and other fees and charges (including any interest expense) incurred in connection with any Receivables Facility, (e) any “additional interest” owing pursuant to a registration rights agreement with respect to any securities, (f) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including, without limitation, any Indebtedness issued in connection with the Transactions, (g) penalties and interest relating to taxes, (h) accretion or accrual of discounted liabilities not constituting Indebtedness, (i) interest expense attributable to a direct or indirect parent entity resulting from push-down accounting, (j) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting, and (k) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential), with respect thereto and with respect to the Transactions, any acquisition or Investment permitted hereunder, all as calculated on a consolidated basis.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation or the incremental borrowing rate of such Capitalized Lease Obligations, in each case, in accordance with GAAP.

“Consolidated Net Income” shall mean, with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and on an after-tax basis to the extent appropriate, and otherwise determined in accordance with GAAP; provided that, without duplication,

(i) extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including any unusual or non-recurring operating expenses directly attributable to the implementation of cost savings initiatives and any accruals or reserves in respect of any extraordinary, non- recurring or unusual items), severance, relocation costs, consulting costs, integration and facilities’ or bases’ opening costs and other business optimization expenses (including related to new product introductions, non-recurring product and intellectual property development and other strategic or cost savings initiatives), restructuring charges, accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves), whether or not classified as restructuring expense on the consolidated financial statements, signing costs, retention or completion bonuses, other executive recruiting and retention costs, transition costs, duplicative running costs, costs related to closure/consolidation of facilities or bases and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments), shall be excluded,

(ii) the Net Income for such period shall not include the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period, shall be excluded,

(iii) any gain (loss) (less all fees and expenses relating thereto) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business but including bulk subscriber contract sales) or discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), shall be excluded,

(iv) any effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments other than in the ordinary course of business, as determined in good faith by the board of directors (or analogous governing body) of the Borrower, shall be excluded,

(v) the Net Income for such period of any Person that is not the Borrower or a Subsidiary, or that is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash or Cash Equivalents) to the referenced Person or Restricted Subsidiary thereof in respect of such period,

(vi) solely for the purpose of determining the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions (a) has been legally waived, or otherwise released, (b) is imposed pursuant to this Agreement and other Credit Documents, the ABL Credit Documents, Permitted Debt Exchange Notes, New Term Loans, or Permitted Other Indebtedness, or (c) arises pursuant to an agreement or instrument if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Secured Parties than the encumbrances and restrictions contained in the Credit Documents (as determined by the Borrower in good faith); provided that Consolidated Net Income of the referent Person will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) or Cash Equivalents to such Person or a Restricted Subsidiary in respect of such period, to the extent not already included therein,

(vii) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements required or permitted by Financial Accounting Standards Codification Topic 805 – Business Combinations and Topic 350 – Intangibles-Goodwill and Other (ASC 805 and ASC 350) (formerly Financial Accounting Standards Board Statement Nos. 141 and 142, respectively) resulting from the application of purchase accounting, including in relation to the Transactions and any acquisition that is consummated after the Closing Date or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(viii) (a) any effect of income (loss) from the early extinguishment or conversion of Indebtedness or Hedging Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), (b) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items and to Hedging Obligations pursuant to ASC 815 (or such successor provision), and (c) any non-cash expense, income, or loss attributable to the movement in mark-to-market valuation of foreign currencies, Indebtedness, or derivative instruments pursuant to GAAP, shall be excluded,

(ix) any impairment charge, asset write-off, or write-down pursuant to ASC 350 and Financial Accounting Standards Codification Topic 360 – Impairment and Disposal of Long-Lived Assets (ASC 360) (formerly Financial Accounting Standards Board Statement No. 144) and the amortization of intangibles arising pursuant to ASC 805 shall be excluded,

(x) (a) any non-cash compensation expense recorded from or in connection with any share-based compensation arrangements including stock appreciation or similar rights, phantom equity, stock options, restricted stock, capital or profits interests or other rights to officers, directors, managers, or employees and (b) non-cash income (loss) attributable to deferred compensation plans or trusts, shall be excluded,

(xi) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, recapitalization, Asset Sale, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction shall be excluded,

(xii) accruals and reserves (including contingent liabilities) that are established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions in accordance with GAAP, or changes as a result of adoption or modification of accounting policies, shall be excluded,

(xiii) to the extent covered by insurance or indemnification and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer or indemnifying party and only to the extent that such amount is (a) not denied by the applicable carrier or indemnifying party in writing within 180 days and (b) in fact reimbursed within 365 days of the date of the determination by the Borrower that there exists such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), losses and expenses with respect to liability or casualty events or business interruption shall be excluded,

(xiv) any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowance related to such items, the one-time impact of any changes in tax laws and regulations and one-time releases of valuation allowances on net operating losses, shall be excluded,

(xv) any costs or expenses incurred during such period relating to environmental remediation, litigation, or other disputes in respect of events and exposures that occurred prior to the Closing Date shall be excluded,

(xvi) costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and Public Company Costs shall be excluded,

(xvii) any adjustments resulting from the application of Financial Accounting Standards Codification Topic 460 – Guarantees (ASC 460), or any comparable regulation, shall be excluded, and

(xviii) earn-out and contingent consideration obligations (including to the extent accounted for as a bonus or otherwise) and adjustments thereof and purchase price adjustments, shall be excluded.

“Consolidated Senior Secured Debt” shall mean Consolidated Total Debt as of such date that is not Subordinated Indebtedness and is secured by a Lien on the Collateral.

“Consolidated Senior Secured Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated Senior Secured Debt as of such date of determination, minus any outstanding ABL Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated Senior Secured Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date.

“Consolidated Total Debt” shall mean, as at any date of determination, an amount equal to the sum of the aggregate amount of all outstanding Indebtedness of the Borrower and the Restricted Subsidiaries on a consolidated basis, consisting of Indebtedness for borrowed money, Capitalized Lease Obligations and debt obligations evidenced by promissory notes and similar instruments (and excluding, for the avoidance of doubt, Hedging Obligations); provided that Consolidated Total Debt shall not include (i) Letters of Credit (as defined in the ABL Credit Agreement), except to the extent of any Letters of Credit for which any payment or disbursement has been made by any Letter of Credit Issuer (as defined in the ABL Credit Agreement) or (ii) Indebtedness arising in respect of the provision of virtual account numbers, credit cards, gift cards and other funds transfer liabilities in the ordinary course of business.

“Consolidated Total Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated Total Debt as of such date of determination, minus any outstanding Revolving Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens, (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated Total Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated Total Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Consolidated Working Capital” shall mean, at any date, the excess of (i) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date excluding the current portion of current and deferred income taxes over (ii) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date, but excluding (for purposes of both clauses (i) and (ii) above), without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Loans, ABL Loans and Fronting Exposure (as defined in the ABL Credit Agreement) and Capital Leases to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) any liabilities that are not Indebtedness and will not be settled in cash or Cash Equivalents during the next succeeding twelve month period after such date, (f) the effects from applying purchase accounting, (g) any accrued professional liability risks, (h) restricted marketable securities, and (i) deferred revenue reflected within current liabilities; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital (A) arising from acquisitions or dispositions by the Borrower and the Restricted Subsidiaries shall be measured from the date on which such acquisition or disposition occurred and (B) shall exclude (I) the impact of non-cash adjustments contemplated in the Excess Cash Flow calculation, (II) the impact of adjusting items in the definition of “Consolidated Net Income” and (III) any changes in current assets or current liabilities as a result of (w) the effect of fluctuations in the amount of accrued or contingent obligations, assets or liabilities under hedging agreements or other derivative obligations, (x) any reclassification, other than as a result of the passage of time, in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent, (y) the effects of acquisition method accounting or (z) any non-cash increases or decreases in liabilities in respect of property, plant and equipment.

“Contingent Obligations” shall mean, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends, or other payment obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (iii) to purchase property, securities, or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Contract Consideration” shall have the meaning provided in the definition of Excess Cash Flow.

“Contractual Requirement” shall have the meaning provided in Section 8.3.

“Converted Restricted Subsidiary” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Converted Unrestricted Subsidiary” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Covered Entity” shall mean (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning provided in Section 13.24.

“Credit Documents” shall mean this Agreement, each Joinder Agreement, each Extension Amendment, each Permitted Repricing Amendment, the Guarantees, the Security Documents, and any promissory notes issued by the Borrower pursuant hereto.

“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan.

“Credit Facilities” shall mean, collectively, each category of Commitments and each extension of credit hereunder.

“Credit Facility” shall mean a category of Commitments and extensions of credit thereunder.

“Credit Party” shall mean the Borrower and the Guarantors.

“Debt Incurrence Prepayment Event” shall mean any issuance or incurrence by the Borrower or any of the Restricted Subsidiaries of any Indebtedness (excluding any Indebtedness permitted to be issued or incurred under Section 10.1 other than Section 10.1(w)).

“Declined Proceeds” shall have the meaning provided in Section 5.2(f).

“Default” shall mean any event, act, or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall have the meaning provided in Section 2.8(c).

“Default Right” shall have the meaning assigned to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” shall mean any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

“Deferred Net Cash Proceeds” shall have the meaning provided such term in the definition of Net Cash Proceeds.

“Deferred Net Cash Proceeds Payment Date” shall have the meaning provided such term in the definition of Net Cash Proceeds.

“Derivative Counterparty” shall have the meaning provided in Section 13.16.

“Designated Jurisdiction” shall mean the United States of America (or any state thereof or the District of Columbia).

“Designated Non-Cash Consideration” shall mean the Fair Market Value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to a certificate of an Authorized Officer of the Borrower, setting forth the basis of such valuation, executed by either a senior vice president or the principal financial officer of the Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 10.4.

“Designated Preferred Stock” shall mean preferred stock of the Borrower or any direct or indirect parent company of the Borrower (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an officer’s certificate executed by the principal financial officer of the Borrower or the parent company thereof, as the case may be, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (iii) of Section 10.5(a).

“Discretionary Guarantor” shall mean any Restricted Subsidiary that, at the option of the Borrower in its sole discretion, has been designated (or redesignated) as a Guarantor unless and until such time, if any, that such Restricted Subsidiary has been redesignated, at the option of the Borrower in its sole discretion, as an Excluded Subsidiary, in each case, in accordance with Section 9.11(b).

“Disposed EBITDA” shall mean, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Sold Entity or Business or Converted Unrestricted Subsidiary and its respective Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary, as the case may be.

“disposition” shall have the meaning assigned such term in clause (i) of the definition of Asset Sale.

“Disqualified Lenders” shall mean such Persons (i) that have been specified by name in writing to the Administrative Agent prior to December 18, 2019, (ii) who are competitors of the Borrower and its Subsidiaries that are separately identified by name in writing by the Borrower to the Administrative Agent from time to time, and (iii) in the case of each of clauses (i) and (ii), any of their Affiliates (other than any such Affiliate that is a bona fide debt fund or investment vehicle (other than any person referred to in clause (i) above) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any person controlling, controlled by or under common control with such Affiliate and for which no personnel involved with the investment of such Affiliate makes any investment decisions or has access to any information (other than information publicly available) relating to the Borrower or its Subsidiaries) that are either (a) identified by name in writing by the Borrower to the Administrative Agent from time to time or (b) reasonably identifiable; provided that in no event shall any notice given pursuant to this definition apply to retroactively disqualify any Person who previously acquired and continues to hold, any Loans, Commitments or participations prior to the receipt of such notice; provided further that “Disqualified Lenders” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent from time to time. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent to provide the list of Disqualified Lenders to each Lender requesting the same (so long as such Lender agrees to keep such list confidential).

“Disqualified Person” means any Disqualified Lender or any affiliate thereof.

“Disqualified Stock” shall mean, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is puttable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, in whole or in part, in each case, prior to the date that is 91 days after the Latest Term Loan Maturity Date hereunder; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death, or disability.

“Distressed Person” shall have the meaning provided in the definition of Lender-Related Distress Event.

“Division” shall have the meaning provided in Section 1.14.

“Dollars” and “$” shall mean dollars in lawful currency of the United States.

“Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof, or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” shall mean, as to any Indebtedness, the effective yield on such Indebtedness in the reasonable determination of the Administrative Agent in consultation with the Borrower and consistent with generally accepted financial practices, taking into account the applicable interest rate margins, any interest rate floors (the effect of which floors shall be determined in a manner set forth in the proviso below), or similar devices and all fees, and, solely for purposes of determining the Effective Yield for purposes of Section 5.1(b), the following shall be included: (x) any amendments to the Applicable

Margin that became effective subsequent to the Closing Date but prior to the time of the addition of such New Term Loans and (y) any upfront or similar fees or original issue discount (amortized over the shorter of (i) the remaining weighted average life to maturity of such Indebtedness and (ii) the four years following the date of incurrence thereof) payable generally to Lenders or other institutions providing such Indebtedness in connection with the initial primary syndication thereof, but excluding any arrangement, commitment, structuring, ticking, underwriting, consent fees for an amendment paid generally to consenting Lenders (if applicable), escrow arrangement fees and/or other similar fees payable in connection therewith that are not generally shared with the relevant Lenders, and/or any original issue discount or upfront fees payable in connection with the Loans issued on the Closing Date or New Term Loans, as the case may be; provided that with respect to any Indebtedness that includes a “LIBOR floor” or “ABR floor,” to the extent that the Adjusted LIBOR Rate (with an Interest Period of three months) or ABR (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is greater than such floor, then such excess amount shall result in an increase in the relevant interest rate “floor” and not be equated to interest margin for determining the increase, except as otherwise agreed by the Borrower.

“Eligible Contract Participant” shall have the meaning provided in Section 11.3.

“Environmental Claims” shall mean any and all actions, suits, orders, decrees, demand letters, claims, notices of noncompliance or potential responsibility or violation, or proceedings pursuant to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, “Claims”), including, without limitation, (i) any and all Claims by Governmental Authorities for enforcement, investigation, cleanup, removal, response, remedial, or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation, or injunctive relief relating to the presence, Release or threatened Release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, without limitation, ambient air, indoor air, surface water, groundwater, soil, land surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Law” shall mean any applicable federal, state, foreign, or local statute, law, rule, regulation, ordinance, code, and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree, or judgment, relating to pollution or protection of the environment, including, without limitation, ambient air, indoor air, surface water, groundwater, soil, land surface and subsurface strata and natural resources such as flora, fauna, or wetlands, or protection of human health or safety (to the extent relating to human exposure to Hazardous Materials) and including those relating to the generation, storage, treatment, transport, Release, or threat of Release of Hazardous Materials.

“Equity Interest” shall mean Capital Stock and all warrants, options, or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with any Credit Party, is treated as a single employer under Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” shall mean (i) the failure of any Plan to comply with any provisions of ERISA and/or the Code (and applicable regulations under either) or with the terms of such Plan; (ii) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (iii) any Reportable Event; (iv) the failure of any Credit Party or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (v) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (vi) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (vii) the termination of, or the appointment of a trustee to administer, any Pension Plan under Section 4042 of ERISA or the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA), including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (viii) the receipt by any Credit Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice to terminate any Pension Plan under Section 4041 of ERISA or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (ix) the failure by any Credit Party or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan; (x) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (within the meaning of Section 4001(a)(2) of ERISA), or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or the complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from any Multiemployer Plan; (xi) the receipt by any Credit Party or any of its ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA); or (xii) the failure by any Credit Party or any of its ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” shall mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Event of Default” shall have the meaning provided in Section 11.1.

“Excess Cash Flow” shall mean, for any period, an amount equal to the excess of:

(i) the sum, without duplication (in each case, for the Borrower and the Restricted Subsidiaries on a consolidated basis), of:

(a) Consolidated Net Income for such period,

(b) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income and cash receipts to the extent excluded in arriving at such Consolidated Net Income,

(c) decreases in Consolidated Working Capital for such period (other than (1) reclassification of items from short-term to long-term or vice versa and (2) any such decreases arising from acquisitions or Asset Sales by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(d) an amount equal to the aggregate net non-cash loss on Asset Sales by the Borrower and the Restricted Subsidiaries during such period (other than Asset Sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income,

(e) cash receipts in respect of Hedge Agreements during such period to the extent not otherwise included in Consolidated Net Income,

(f) increases in current and non-current deferred revenue to the extent deducted or not included in arriving at such Consolidated Net Income; and

(g) extraordinary gains;

over (ii) the sum, without duplication (in each case, for the Borrower and the Restricted Subsidiaries on a consolidated basis), of:

(a) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, cash charges to the extent excluded in arriving at such Consolidated Net Income, and Transaction Expenses to the extent not deducted in arriving at such Consolidated Net Income and paid in cash during such period,

(b) without duplication of amounts deducted pursuant to clause (ii)(k) below in prior periods, the amount of Capital Expenditures or acquisitions of Intellectual Property accrued or made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid other than with the proceeds of long-term indebtedness) other than intercompany loans,

(c) the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (1) the principal component of payments in respect of Capitalized Lease Obligations, (2) the amount of any scheduled repayment of Term Loans pursuant to Section 2.5, and (3) the amount of a mandatory prepayment of Term Loans pursuant to Section 5.2(a) to the extent required due to an Asset Sale that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase or the proceeds of which are otherwise included pursuant to clause (i) above but excluding (A) all other prepayments of Term Loans and (B) all prepayments of New Term Loans and ABL Loans (and any other revolving loans (unless there is an equivalent permanent reduction in commitments thereunder)) made during such period, except to the extent financed with the proceeds of other long-term Indebtedness of the Borrower or the Restricted Subsidiaries),

(d) an amount equal to the aggregate net non-cash gain on Asset Sales by the Borrower and the Restricted Subsidiaries during such period (other than Asset Sales in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(e) increases in Consolidated Working Capital for such period (other than (1) reclassification of items from short-term to long-term or vice versa and (2) any such increases arising from acquisitions or Asset Sales by the Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(f) payments in cash by the Borrower and the Restricted Subsidiaries during such period in respect of any purchase price holdbacks, earn-out obligations, and long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness, to the extent not already deducted from Consolidated Net Income,

(g) without duplication of amounts deducted pursuant to clause (ii)(k) below in prior fiscal periods, the aggregate amount of cash consideration paid by the Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions (but excluding Permitted Investments of the type described in clauses (i) and (ii) thereof) made during such period constituting Permitted Investments or made pursuant to Section 10.5 to the extent that such Investments were not financed with the proceeds received from (1) the issuance or incurrence of long-term Indebtedness or (2) the issuance of Capital Stock),

(h) the amount of dividends made pursuant to Section 10.5 and paid in cash during such period (on a consolidated basis) by the Borrower and the Restricted Subsidiaries, to the extent such dividends were not financed with the proceeds received from (1) the issuance or incurrence of long-term Indebtedness or (2) the issuance of Capital Stock,

(i) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(j) the aggregate amount of any premium, make-whole, or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent that such payments are not deducted in calculating Consolidated Net Income,

(k) without duplication of amounts deducted from Excess Cash Flow in other periods, (1) the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts, commitments, letters of intent or purchase orders (the “Contract Consideration”) entered into prior to or during such period and (2) any planned cash expenditures by the Borrower or any of the Restricted Subsidiaries (the “Planned Expenditures”), in the case of each of clauses (1) and (2), relating to Permitted Acquisitions (or Investments similar to those made for Permitted Acquisitions), Capital Expenditures, or acquisitions of Intellectual Property or other assets to be consummated or made during the period of four consecutive fiscal quarters of the Borrower, following the end of such period (except to the extent financed with any of the proceeds received from (A) the issuance or incurrence of long-term Indebtedness or (B) the issuance of Equity Interests); provided that to the extent that the aggregate amount of cash actually utilized to finance such Permitted Acquisitions (or Investments similar to those made for Permitted Acquisitions), Capital Expenditures, or acquisitions of Intellectual Property or other assets during such following period of four consecutive fiscal quarters is less than the Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow, at the end of such period of four consecutive fiscal quarters,

(l) the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(m) cash expenditures in respect of Hedge Agreements during such period to the extent not deducted in arriving at such Consolidated Net Income,

(n) decreases in current and non-current deferred revenue to the extent included or not deducted in arriving at such Consolidated Net Income, and

(o) extraordinary losses.

“Excluded Collateral” shall have the meaning set forth in the Guarantee and Collateral Agreement.

“Excluded Contribution” shall mean net cash proceeds, the Fair Market Value of marketable securities, or the Fair Market Value of Qualified Proceeds received by the Borrower from (i) contributions to its common equity capital, and (ii) the sale (other than to a Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower or any Parent Entity of the Borrower) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Borrower, in each case designated as Excluded Contributions pursuant to an officer’s certificate, delivered to the Administrative Agent, executed by either a senior vice president or the principal financial officer of the Borrower on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in clause (iii) of Section 10.5(a); provided that any non-cash assets shall qualify only if acquired by a Parent Entity of the Borrower in an arm’s-length transaction within the six months prior to such contribution.

“Excluded Stock and Stock Equivalents” shall mean, subject, in the case of any Excluded Stock and Stock Equivalents issued or owned by any Foreign Credit Party, to the additional exclusions contained in the Agreed Security Principles, (i) any Capital Stock or Stock Equivalents with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences (including material adverse tax consequences) of pledging such Capital Stock or Stock Equivalents in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) (x) any Capital Stock and Stock Equivalents owned by any Foreign Subsidiary with respect to which, as reasonably determined by the Borrower, the consequence of pledging such Capital Stock or Stock Equivalents to secure the Obligations would adversely affect the ability of the Borrower and its Subsidiaries to satisfy applicable Requirements of Law or result in material adverse tax consequences; and (y) solely in the case of any pledge of Capital Stock and Stock Equivalents of any CFC or any CFC Holding Company, any Capital Stock or Stock Equivalents of any class of such CFC or CFC Holding Company in excess of 65% of the outstanding Capital Stock of such class, (iii) any Capital Stock or Stock Equivalents to the extent the pledge thereof would violate any applicable Requirements of Law (including any legally effective requirement to obtain the consent of any Governmental Authority unless such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable law, (iv) any Capital Stock or Stock Equivalents subject to a Lien permitted by clause (ix) of the definition of Permitted Lien or of any Subsidiary of a Credit Party

that is not a Wholly-Owned Subsidiary at the time such Subsidiary becomes a Subsidiary of a Credit Party, in each case of this clause (iv), to the extent that and only for so long as a pledge thereof to secure the Obligations is prohibited by any applicable Contractual Requirement then in effect permitted by this Agreement and binding on such Capital Stock or Stock Equivalents at the time of acquisition thereof by a Credit Party, requires the consent of any other party to any such Contractual Requirement (other than a Credit Party or a Wholly-Owned Subsidiary of a Credit Party) that has not been obtained (it being understood that the foregoing shall not be deemed to obligate any Credit Party or any Subsidiary to obtain any such consent) or would give any other party to any such Contractual Requirement (other than a Credit Party or a Wholly-Owned Subsidiary of a Credit Party) the right to terminate its obligations thereunder, except, in each case of this clause (iv) to the extent any such prohibition, restriction, requirement or other limitation on the pledge of such Capital Stock or Stock Equivalents is rendered ineffective by Section 9-406 or 9-408 of the Uniform Commercial Code or other applicable law and, in any event, excluding the proceeds of any such Capital Stock or Stock Equivalents the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition, restriction, requirement or other limitation that do not themselves constitute Excluded Stock and Stock Equivalents, (v) any Capital Stock or Stock Equivalents that are margin stock and (vi) any Capital Stock and Stock Equivalents of any Subsidiary that is not a Material Subsidiary or is an Unrestricted Subsidiary, a captive insurance Subsidiary, an SPV, a not-for profit Subsidiary, a Receivables Subsidiary or a special purpose entity.

“Excluded Subsidiary” shall mean subject, in the case of any Foreign Subsidiary, to the additional exclusions contained in the Agreed Security Principles, (i) each Subsidiary, in each case, for so long as any such Subsidiary does not (on (x) a consolidated basis with its Restricted Subsidiaries, if determined on the Closing Date by reference to the Historical Financial Statements or (y) a consolidated basis with its Restricted Subsidiaries, if determined after the Closing Date by reference to the financial statements delivered to the Administrative Agent pursuant to Section 9.1(a) and (b)) constitute a Material Subsidiary, (ii) each Subsidiary that is not a Wholly-Owned Subsidiary on any date such Subsidiary would otherwise be required to become a Guarantor pursuant to the requirements of Section 9.11 (for so long as such Subsidiary remains a non-Wholly-Owned Restricted Subsidiary), (iii) any CFC, Subsidiary of any CFC or CFC Holding Company, (iv) each Foreign Subsidiary that is not organized (or incorporated) in a Specified Jurisdiction (other than pursuant to clause (ii) thereof), (v) each Subsidiary that is prohibited by any applicable Contractual Requirement or Requirements of Law from guaranteeing (or granting Liens to secure) the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (so long as, in the case of any such Contractual Requirement, such Contractual Requirement was not entered into in contemplation of such Subsidiary becoming a Restricted Subsidiary) for so long as such restriction or any replacement or renewal thereof is in effect, (vi) each Subsidiary with respect to which, as reasonably determined by the Borrower, the consequence of providing a Guarantee of the Obligations would adversely affect the ability of the Borrower and its Subsidiaries to satisfy applicable Requirements of Law, (vii) each Subsidiary with respect to which, as reasonably determined by the Borrower, providing such a Guarantee would result in material adverse tax consequences, (viii) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, as agreed in writing, the cost or other consequences of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ix) each Unrestricted Subsidiary, (x) each Receivables Subsidiary, (xi) each other Subsidiary acquired pursuant to a Permitted Acquisition or other Investment permitted hereunder and financed with assumed secured Indebtedness permitted hereunder, and each Restricted Subsidiary acquired in such Permitted Acquisition or other Investment permitted hereunder that guarantees such Indebtedness, in each case to the extent that, and for so long as, the documentation relating to such Indebtedness to which such Subsidiary is a party prohibits such Subsidiary from guaranteeing the Obligations and such prohibition was not created in contemplation of such Permitted Acquisition or other Investment permitted hereunder and (xii) each SPV (including any captive insurance Subsidiary or not-for profit Subsidiary); provided that notwithstanding the forgoing, “Excluded Subsidiary” shall not include the Borrower or any Discretionary Guarantor for so long as such Discretionary Guarantor constitutes a Discretionary Guarantor in accordance with this Agreement.

“Excluded Swap Obligation” shall mean, with respect to any Swap Obligor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Obligations of such Swap Obligor of, or the grant by such Swap Obligor of a security interest to secure, such Swap Obligation (or any Obligations thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Swap Obligor as specified in any agreement between the relevant Swap Obligors and Hedge Bank applicable to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Obligation or security interest is or becomes illegal or unlawful.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, (i) Taxes imposed on or measured by its overall net income, net profits, or branch profits (however denominated, and including (for the avoidance of doubt) any backup withholding in respect thereof under Section 3406 of the Code or any similar provision of U.S. state or local, or non-U.S. law), and franchise (and similar) Taxes imposed on it (in lieu of net income taxes), in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable lending office in, such jurisdiction, or as a result of any other present or former connection with such jurisdiction (other than any such connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document), (ii) any United States federal withholding Tax imposed on any payment by or on account of any obligation of any Credit Party hereunder or under any Credit Document that is required to be imposed on amounts payable to or for the account of a Lender (or other recipient) pursuant to laws in force at the time such Lender acquires an interest in any Credit Document (or designates a new lending office), other than in the case of a Lender that is an assignee pursuant to a request by the Borrower under Section 13.7 (or that designates a new lending office pursuant to a request by the Borrower), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from the Credit Parties with respect to such withholding Tax pursuant to Section 5.4, (iii) any Taxes attributable to a recipient’s failure to comply with Section 5.4(e), or (iv) any withholding Tax imposed under FATCA.

“Existing Debt Facility” shall mean that certain Term Loan Credit Agreement, dated as of October 12, 2018, as amended from time to time through the Closing Date, by and among Holdings, the Borrower, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent.

“Existing Term Loan Class” shall have the meaning provided in Section 2.14(g)(i).

“Extended Repayment Date” shall have the meaning provided in Section 2.5(c).

“Extended Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(c).

“Extended Term Loans” shall have the meaning provided in Section 2.14(g)(i).

“Extending Lender” shall have the meaning provided in Section 2.14(g)(iii).

“Extension Amendment” shall have the meaning provided in Section 2.14(g)(iv).

“Extension Election” shall have the meaning provided in Section 2.14(g)(iii).

“Extension Request” shall mean a Term Loan Extension Request.

“Extension Series” shall mean all Extended Term Loans that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, and amortization schedule.

“Fair Market Value” shall mean with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined in good faith by the Borrower (which determination shall be conclusive).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing.

“Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.

“First Lien Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit I-1 (with such changes to such form as may be reasonably acceptable to the Administrative Agent and the Borrower) among the Administrative Agent, the Collateral Agent, and the representatives for purposes thereof for holders of one or more classes of First Lien Obligations.

“First Lien Obligations” shall mean the Obligations and the Permitted Other Indebtedness Obligations that are secured by Liens on the Collateral that rank on an equal priority basis (but without regard to the control of remedies) with Liens on the Collateral securing the Obligations.

“Fixed Amounts” shall have the meaning provided in Section 1.12(b).

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated EBITDA for the Test Period most recently ended on or prior to such date of determination to (ii) the Fixed Charges for such Test Period.

“Fixed Charges” shall mean, with respect to any Person for any period, the sum of:

(i) Consolidated Interest Expense of such Person and its Restricted Subsidiaries on a consolidated basis for such period,

(ii) all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock (including any Designated Preferred Stock) or any Refunding Capital Stock of such Person made during such period, and

(iii) all cash dividend payments (excluding items eliminated in consolidation) on any series of Disqualified Stock made during such period.

“Foreign Benefit Arrangement” shall mean any employee benefit arrangement mandated by non-U.S. law that is maintained or contributed to by any Credit Party or any of its Subsidiaries.

“Foreign Credit Party” means any Credit Party organized in a jurisdiction outside of the United States.

“Foreign Law” means the law of any jurisdiction other than the United States, any state thereof or the District of Columbia.

“Foreign Plan” shall mean each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to U.S. law and is maintained or contributed to by any Credit Party or any of its Subsidiaries.

“Foreign Plan Event” shall mean, with respect to any Foreign Plan or Foreign Benefit Arrangement, (i) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan or Foreign Benefit Arrangement; (ii) the failure to register or loss of good standing (if applicable) with applicable regulatory authorities of any such Foreign Plan or Foreign Benefit Arrangement required to be registered; or (iii) the failure of any Foreign Plan or Foreign Benefit Arrangement to comply with any provisions of applicable law or regulations or with the terms of such Foreign Plan or Foreign Benefit Arrangement.

“Foreign Security Documents” means the Security Documents governed by the laws of a jurisdiction outside of the United States.

“Foreign Subsidiary” shall mean each Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Forward-Looking Information” shall have the meaning provided in Section 8.8(a).

“Fund” shall mean any Person (other than a natural Person) that is engaged or advises funds or other investment vehicles that are engaged in making, purchasing, holding, or investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” shall mean all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the Borrower or any Restricted Subsidiary, to a date more than one year from the date of its creation or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date (including all amounts of such Funded Debt required to be paid or prepaid within one year from the date of its creation), and, in the case of the Credit Parties, Indebtedness in respect of the Loans.

“GAAP” shall mean generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Furthermore, at any time after the Closing Date, the Borrower may elect to apply International Financial Reporting Standards (“IFRS”) accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP and GAAP concepts shall thereafter be construed to refer to IFRS and corresponding IFRS concepts (except as otherwise provided in this Agreement); provided any such election, once made, shall be irrevocable; provided, further, that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP. Notwithstanding any other provision contained herein, the amount of any Indebtedness under GAAP with respect to Capitalized Lease Obligations shall be determined in accordance with the definition of Capitalized Lease Obligations.

“Governmental Authority” shall mean any nation, sovereign, or government, any state, province, territory, or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, taxing, regulatory, or administrative functions of or pertaining to government, including a central bank or stock exchange (including any supranational body exercising such powers or functions, such as the European Union or the European Central Bank).

“Granting Lender” shall have the meaning provided in Section 13.6(g).

“Guarantee” shall mean (i) the Guarantee made by Holdings and each other Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit B, and (ii) any other guarantee of the Obligations made by a Restricted Subsidiary in form and substance reasonably acceptable to the Administrative Agent.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement entered into by Holdings, the Borrower, the other grantors party thereto and the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit B.

“guarantee obligations” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any primary obligor in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such Indebtedness or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities, or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness, or (iv) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term guarantee obligations shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations or product warranties in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any guarantee obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such guarantee obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean (i) each Subsidiary of Holdings that is party to the Guarantee on the Closing Date, (ii) each Subsidiary of Holdings that becomes a party to the Guarantee after the Closing Date pursuant to Section 9.11(a) or Section 9.17, including any Discretionary Guarantor, and (iii) Holdings; provided that in no event shall any Excluded Subsidiary be required to be a Guarantor (unless such Subsidiary is no longer an Excluded Subsidiary).

“Hazardous Materials” shall mean (i) any petroleum or petroleum products, radioactive materials, friable asbestos, polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials, or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any Environmental Law; and (iii) any other chemical, material, or substance, which is prohibited, limited, or regulated due to its dangerous or deleterious properties or characteristics, by any Environmental Law.

“Hedge Agreements” shall mean (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Hedge Bank” shall mean (i) (a) any Person that, at the time it enters into a Hedge Agreement with the Borrower or any Restricted Subsidiary, is a Lender, an Agent or an Affiliate of a Lender or an Agent and (b) with respect to any Hedge Agreement entered into prior to the Closing Date, any Person that is a Lender or an Agent or an Affiliate of a Lender or an Agent on the Closing Date and (ii) any other Person that is designated by the Borrower as a “Hedge Bank” by written notice to the Administrative Agent substantially in the form of Exhibit L or such other form reasonably acceptable to the Administrative Agent and the Borrower.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under any Hedge Agreements.

“Historical Financial Statements” shall mean (a) the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended February 2, 2019 and (b) the unaudited consolidated financial statements of the Borrower and its Subsidiaries as of and for the three and nine-month periods ended November 2, 2019 (in the case of this clause (b), subject to (x) normal year-end adjustments and (y) the absence of disclosures normally made in footnotes).

“Holdings” shall mean (i) Holdings (as defined in the preamble to this Agreement) or (ii) after the Closing Date any other Person or Persons (“New Holdings”) that is a Subsidiary of Holdings or of any Parent Entity of Holdings (or the previous New Holdings, as the case may be) but not the Borrower or any of its Subsidiaries (“Previous Holdings”); provided that (a) such New Holdings directly owns 100% of the Equity Interests of the Borrower, (b) New Holdings shall expressly assume all the obligations of Previous Holdings under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, (c) if reasonably requested by the Administrative Agent, an opinion of counsel shall be delivered by the Borrower to the Administrative Agent to the effect that, without limitation, such substitution does not violate this Agreement or any other Credit Document, (d) all Capital Stock of the Borrower shall be pledged to secure the Obligations and (e) (i) no Event of Default has occurred and is continuing at the time of such substitution and such substitution does not result in any Event of Default and (ii) such substitution does not result in any adverse tax consequences to any Lender, the Administrative Agent or the Collateral Agent (in each case, unless reimbursed hereunder on an after-tax basis); provided, further, that if each of the foregoing is satisfied, Previous Holdings shall be automatically released of all its obligations under the Credit Documents and any reference to “Holdings” in the Credit Documents shall be meant to refer to New Holdings.

“Holdings Intercompany Note” shall mean the Promissory Note dated as of October 12, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) issued by the Borrower in favor of Holdings.

“IBA” shall have the meaning provided in Section 1.7.

“IFRS” shall have the meaning given to such term in the definition of GAAP.

“Impacted Loans” shall have the meaning provided in Section 2.10(a).

“Increased Amount Date” shall mean, with respect to any New Term Loan Commitments, the date on which such New Term Loan Commitments shall be effective.

“incur” shall have the meaning provided in Section 10.1.

“incurrence” shall have the meaning provided in Section 10.1.

“Incurrence Based Amounts” shall have the meaning provided in Section 1.12(b).

“Indebtedness” shall mean, with respect to any Person, (i) any indebtedness (including principal and premium) of such Person, whether or not contingent (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures, or similar instruments or letters of credit or bankers’ acceptances (or, without double counting, reimbursement agreements in respect thereof), (c) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), or (d) representing any Hedging Obligations, in each case, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a net liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition or any similar Investment); provided that Indebtedness of any Parent Entity appearing upon the balance sheet of the Borrower solely by reason of push down accounting under GAAP shall be excluded, (ii) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (i) of another Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business, and (iii) to the extent not otherwise included, the obligations of the type referred to in clause (i) of another Person secured by a Lien on any asset owned by such Person, whether or not such Indebtedness is assumed by such Person; provided that notwithstanding the foregoing, Indebtedness shall be deemed not to include (1) Contingent Obligations incurred in the ordinary course of business, (2) obligations under or in respect of Receivables Facilities, (3) prepaid or deferred revenue arising in the ordinary course of business, (4) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warrants or other unperformed obligations of the seller of such asset, (5) any balance that constitutes a trade payable or similar obligation to a trade creditor, accrued in the ordinary course of business, (6) any earn-out obligation until such obligation, within 60 days of becoming due and payable, has not been paid and such obligation is reflected as a liability on the balance sheet of such Person in accordance with GAAP, (7) any obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (8) accrued expenses and royalties or (9) asset retirement obligations and obligations in respect of workers’ compensation (including pensions and retiree medical care) that are not overdue by more than 60 days. The amount of Indebtedness of any Person for purposes of clause (iii) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith.

For all purposes hereof, the Indebtedness of the Borrower and the other Restricted Subsidiaries, shall exclude all intercompany Indebtedness having a term not exceeding 365 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice.

“Indemnified Liabilities” shall have the meaning provided in Section 13.5.

“Indemnified Persons” shall have the meaning provided in Section 13.5.

“Indemnified Taxes” shall mean all Taxes imposed on or with respect to any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, other than Excluded Taxes or Other Taxes.

“Initial Lender” shall mean each Lender identified on Schedule 1.1(a) as an Initial Term Loan Lender.

“Initial Term Loan” shall mean the Loans made or deemed to have been made pursuant to Section 2.1 on the Closing Date.

“Initial Term Loan Commitment” shall mean, in the case of each Lender that is a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s Initial Term Loan Commitment. The aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $502,436,230.19.

“Initial Term Loan Lender” shall mean a Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.

“Initial Term Loan Maturity Date” shall mean December 18, 2026 or, if such date is not a Business Day, the immediately preceding Business Day.

“Initial Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Initial Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b).

“Insolvent” shall mean, with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA.

“Intellectual Property” shall mean U.S. intellectual property rights, including all rights associated with the following: (i) (a) patents, inventions, processes, developments, technology, and know-how; (b) copyrights and works of authorship in any media, including graphics, advertising materials, labels, package designs, and photographs; (c) trademarks, service marks, trade names, brand names, corporate names, Internet domain names, logos, trade dress, and other source indicators, and the goodwill of any business symbolized thereby; and (d) trade secrets, confidential, proprietary, or non-public information and (ii) all registrations, issuances, applications, renewals, extensions, substitutions, continuations, continuations-in-part, divisionals, re-issues, re-examinations, or similar legal protections related to the foregoing.

“Interest Period” shall mean, with respect to any Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.

“Investment” shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances, or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel, and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests, or other securities issued by any other Person and investments that are required by GAAP to be classified on the consolidated balance sheet (excluding the footnotes) of the Borrower in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property; provided that Investments shall not include, in the case of the Borrower and the other Restricted Subsidiaries, intercompany loans (including guarantees), advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business.

For purposes of the definition of Unrestricted Subsidiary and Section 10.5,

(i) Investments shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent Investment in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s Investment in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

(ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment, or other amount received by the Borrower or a Restricted Subsidiary in respect of such Investment (provided that, with respect to amounts received other than in the form of Cash Equivalents, such amount shall be equal to the Fair Market Value of such consideration).

“Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other rating agency.

“Investment Grade Securities” shall mean:

(i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents),

(ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries,

(iii) investments in any fund that invest at least 90% in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment or distribution, and

(iv) corresponding instruments in countries other than the United States customarily utilized for high-quality investments.

“Investors” shall mean (a) the Sponsor and (b) certain other investors, including members of management of the Borrower, which own Qualified Stock directly or indirectly in Holdings arranged by and/or designated by the Sponsor and identified to the Administrative Agent prior to the Closing Date.

“IPO” shall mean the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of common Equity Interests in the Borrower or a Parent Entity of the Borrower.

“IPO Entity” shall mean, at any time at and after an IPO, the Borrower or a Parent Entity of the Borrower, as the case may be, the Equity Interests in which were issued or otherwise sold pursuant to the IPO.

“IPO Listco” shall mean a wholly-owned subsidiary of the Borrower or a Parent Entity of the Borrower formed in contemplation of an IPO to become the IPO Entity. The Borrower shall, promptly following its formation, notify the Administrative Agent of the formation of any IPO Listco.

“IPO Reorganization Transactions” shall mean, collectively, the transactions taken in connection with and reasonably related to consummating an IPO, including (a) formation and ownership of IPO Shell Companies, (b) entry into, and performance of, (i) a reorganization agreement among any of the Borrower, its Subsidiaries and/or IPO Shell Companies implementing IPO Reorganization Transactions and other reorganization transactions in connection with an IPO and (ii) customary underwriting agreements in connection with an IPO and any future follow-on underwritten public offerings of common Equity Interests in the IPO Entity, including the provision by IPO Entity and the Borrower of customary representations, warranties, covenants and indemnification to the underwriters thereunder, (c) the merger of one or more IPO Subsidiaries with one or more direct or indirect holders of Equity Interests in the Borrower with the surviving entity in any such merger holding Equity Interests in the Borrower and the merger of such entities with any IPO Shell Company or IPO Subsidiary, (d) the issuance of Equity Interests of IPO Shell Companies to holders of Equity Interests of the Borrower in connection with any IPO Reorganization Transactions, (e) the entry into an exchange agreement, pursuant to which holders of Equity Interests of the Borrower will be permitted to exchange such interests for certain economic/voting Equity Interests in IPO Listco and (f) the entry into, and performance of, any tax receivables agreements by any IPO Shell Company or IPO Subsidiary, in each case of clauses (a) through (f), so long as after giving Pro Forma Effect to such agreement and the transactions contemplated thereby, the security interests of the Collateral Agent in the Collateral and the Guarantees of the Obligations, taken as a whole, would not be materially impaired.

“IPO Shell Company” shall mean each of IPO Listco and IPO Subsidiary.

“IPO Subsidiary” shall mean a wholly-owned subsidiary of IPO Listco formed in contemplation of, and to facilitate, IPO Reorganization Transactions and an IPO. The Borrower shall, promptly following its formation, notify the Administrative Agent of the formation of an IPO Subsidiary.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit A.

“Judgment Currency” shall have the meaning provided in Section 13.19.

“Junior Debt” shall mean any Indebtedness for borrowed money (other than any permitted intercompany Indebtedness owing between and among the Borrower or any Restricted Subsidiary) that is Subordinated Indebtedness.

“Latest Term Loan Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Term Loan hereunder at such time, including the latest maturity or expiration date of any New Term Loan or any Extended Term Loan, in each case as extended in accordance with this Agreement from time to time.

“LCT Election” shall have the meaning provided in Section 1.12(c).

“LCT Test Date” shall have the meaning provided in Section 1.12(c).

“Legal Reservations” shall mean:

(a) the principle that certain remedies may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoria administration, and other laws generally affecting the rights of creditors and secured creditors and general principles of equity;

(b) solely with respect to a Foreign Credit Party, the time barring of claims under applicable limitation laws and defenses of acquiescence, set off or counterclaim and the possibility that an undertaking to assume liability for or to indemnify a person against non-payment of stamp duty may be void;

(c) solely with respect to a Foreign Credit Party, the principle that, in certain circumstances, security granted by way of fixed charge may be recharacterized as a floating charge or that security purported to be constituted as an assignment may be recharacterized as a charge;

(d) solely with respect to a Foreign Credit Party, the principle that additional interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void;

(e) solely with respect to a Foreign Credit Party, the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant;

(f) solely with respect to a Foreign Credit Party, the principle that the creation or purported creation of security over any contract or agreement which is subject to a prohibition on transfer assignment or charging may be void, ineffective or invalid and may give rise to a breach of the contract or agreement over which security has purportedly been created;

(g) solely with respect to a Foreign Credit Party, the principle that a court may not give effect to any parallel debt provisions, covenants to pay the Administrative Agent and/or Collateral Agent or other similar provisions;

(h) solely with respect to a Foreign Credit Party, similar principles rights and defenses under the laws of any relevant jurisdiction; and

(i) solely with respect to a Foreign Credit Party, the principles of private and procedural laws of any relevant jurisdiction which affect the enforcement of a foreign court judgment.

“Lender” shall have the meaning provided in the preamble to this Agreement.

“Lender Default” shall mean (i) the refusal or failure of any Lender to make available its portion of any incurrence of Loans, which refusal or failure is not cured within one Business Day after the date of such refusal or failure, unless such Lender notifies the Administrative Agent in writing that such refusal or failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in writing) has not been satisfied, (ii) the failure of any Lender to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (iii) a Lender has notified, in writing, the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to that effect with respect to its funding obligations under this Agreement, or a Lender has publicly announced that it does not intend to comply with its funding obligations under other loan agreements, credit agreements or similar facilities generally, (iv) a Lender has failed to confirm in a manner reasonably satisfactory to the Administrative Agent that it will comply with its funding obligations under this Agreement, (v) a Distressed Person has admitted in writing that it is insolvent or such Distressed Person becomes subject to a Lender-Related Distress Event or (vi) a Lender has become the subject of a Bail-In Action.

“Lender Parties” shall have the meaning provided in Section 13.21.

“Lender-Related Distress Event” shall mean, with respect to any Lender or any other Person that directly or indirectly controls such Lender (each, a “Distressed Person”) a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver, or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person, or any Person that directly or indirectly controls such Distressed Person or is subject to a forced liquidation or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any governmental authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt, or becomes the subject of a Bail-In Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Lender or any Person that directly or indirectly controls such Lender by a governmental authority or an instrumentality thereof.

“LIBOR” shall have the meaning provided in the definition of LIBOR Rate.

“LIBOR Loan” shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

“LIBOR Rate” shall mean, with respect to any Credit Event and the conversion or continuation of any Loan:

(i) the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a successor rate which rate is approved by the Administrative Agent or established pursuant to Section 2.10(f), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits in (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(ii) for any rate calculation with respect to an ABR Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable successor rate is established pursuant to Section 2.10(f) or approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“LIBOR Successor Rate” shall have the meaning provided in Section 2.10(f).

“LIBOR Successor Rate Conforming Changes” shall mean, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of ABR, Interest Period or LIBOR Rate, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement).

“Lien” shall mean with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, preference, priority, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement or any lease in the nature thereof; provided that in no event shall an operating lease or a license, sub-license or cross-license to Intellectual Property be deemed to constitute a Lien.

“Limited Condition Transaction” shall mean (a) the consummation of any acquisition or investment that the Borrower or one or more of its Restricted Subsidiaries is contractually committed to consummate and whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (b) any prepayment, repurchase or redemption of Indebtedness requiring irrevocable notice in advance of such prepayment, repurchase or redemption and/or (c) any other Restricted Payment requiring declaration in advance thereof.

“Loan” shall mean any Initial Term Loan, Extended Term Loan, New Term Loan, Replacement Term Loan or any other loan made by any Lender pursuant to this Agreement.

“Master Agreement” shall have the meaning provided in the definition of the term “Hedge Agreement.”

“Material Adverse Effect” shall mean a circumstance or condition affecting the business, assets, operations, properties, or financial condition of the Borrower and its Subsidiaries, taken as a whole, that would, individually or in the aggregate, materially adversely affect (a) the ability of Borrower and the other Credit Parties, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents or (b) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

“Material Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary (i) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which Section 9.1 Financials have been delivered were equal to or greater than 5.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (ii) whose revenues during such Test Period were equal to or greater than 5.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries (other than Subsidiaries that are Excluded Subsidiaries by virtue of the definition of “Excluded Subsidiary” (other than clause (i) of such definition)) have, in the aggregate, (a) total assets at the last day of such Test Period equal to or greater than 10.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) revenues during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such quarter are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as Material Subsidiaries for each fiscal period until this proviso is no longer applicable.

“Maturity Date” shall mean the Initial Term Loan Maturity Date, the New Term Loan Maturity Date or the maturity date of an Extended Term Loan, as applicable.

“Maximum Incremental Facilities Amount” shall mean, at any date of determination, the sum of (a) the maximum aggregate principal amount of Indebtedness (not less than $0) that can be incurred without causing (1) if such Indebtedness is secured by a Lien on an equal priority basis with the Liens on the Collateral securing the Obligations, either (A) the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)), shall not exceed 3.25:1.00 or (B) if such Indebtedness is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)) shall either (I) not exceed 3.25:1:00 or (II) not exceed the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment, (2) if such Indebtedness is secured by a Lien on a junior priority basis with the Liens on the Collateral securing the Obligations, either (A) the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)), shall not exceed 3.75:1.00 or (B) if such Indebtedness is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)) shall either (x) not exceed 3.75:1.00 or (y) not exceed the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment and (3) if such Indebtedness is unsecured or secured by assets not constituting Collateral, either (A) either (I) the Consolidated Total Debt to Consolidated EBITDA Ratio, after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)), shall not exceed 4.25:1.00 or (II) if such Indebtedness is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Total Debt to Consolidated EBITDA Ratio after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)) shall either (x) not exceed 4.25:1.00 or (y) not exceed the Consolidated Total Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment or (B) either (I) the Fixed Charge Coverage Ratio after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)) shall not be less than 2.00:1.00 or (II) if such Indebtedness is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Fixed Charge Coverage Ratio after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof on a Pro Forma Basis (but without giving effect to any incurrence of Indebtedness made pursuant to the following clause (b)) shall be either (x) greater than or equal to 2.00:1.00 or (y) greater than or equal to the Fixed Charge Coverage Ratio immediately prior to such Permitted Acquisition or other Investment plus (b) the sum of (i) the greater of (x) $228,000,000 and (y) 100% of Consolidated EBITDA on a Pro Forma Basis for the most recently ended period of four fiscal quarters for which financial statements are available prior to such date of determination (less the sum of the aggregate principal amount of Permitted Other Indebtedness issued or incurred (including any unused commitment obtained) pursuant to Section 10.1(x)(i) hereof incurred in reliance on clause (b)(i) of the definition of “Maximum Incremental Facilities Amount” on or prior to such date) and (ii) the aggregate amount of voluntary prepayments of Loans or Permitted Other Indebtedness or any other Indebtedness, in each case that is secured by Liens on a pari passu basis with, or senior to the Liens on the Collateral securing the Initial Term Loans and, in each case, any Permitted Refinancing thereof (including purchases of the Loans or Permitted Other Indebtedness or any other Indebtedness, in each case, secured by Liens on a pari passu basis with, or senior to the Liens on the Collateral securing the Initial Term Loans, by the Borrower and its Subsidiaries at or below par, in which case the amount of voluntary prepayments of Loans shall be deemed to be the actual face amount of the resulting reduction in Indebtedness of such Loans or Permitted Other Indebtedness or any other Indebtedness, in each case, secured by Liens on a pari passu basis with, or senior to the Liens on the Collateral securing the Initial Term Loans and the amount paid in cash in respect of any reduction in the outstanding amount of any loan resulting from the application of any “yank-a-bank” provisions) (and in the case of any revolving loans, a corresponding commitment reduction), in each case, other than from proceeds of long-term Indebtedness (other than ABL Loans or other revolving indebtedness) (it being understood that (I) unless otherwise elected by the Borrower, the Borrower shall be deemed to have used amounts under clause (a) (to the extent compliant therewith) prior to utilization of amounts under clause (b), (II) Indebtedness may be incurred under both clauses (b) and (a) above, and proceeds from any such incurrence under both clauses (b) and (a) above, may be utilized in a single transaction by first calculating the incurrence under clause (a) above and then calculating the incurrence under clause (b) above, (III) any Indebtedness originally designated as incurred under clause (b) shall be deemed to have been incurred under clause (a) automatically at such time the Borrower would be permitted to incur under clause (a) (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to incur Indebtedness under clause (b) as of the date of such redesignation by the amount of Indebtedness so redesignated), (IV) New Term Loans may be incurred without giving effect to any ABL Loans proposed to be incurred substantially simultaneously or contemporaneously with such New Term Loans and (V) for purposes of this definition, the cash proceeds of any New Term Loans and Permitted Other Indebtedness pursuant to Section 10.1(x)(i) (other than cash proceeds not applied promptly for the Specified Transaction in connection with such incurrence) shall be excluded in calculating the amount of unrestricted cash and Cash Equivalents used in determining the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio or Consolidated Total Debt to Consolidated EBITDA Ratio, as applicable).

“Minimum Borrowing Amount” shall mean (i) with respect to a Borrowing of LIBOR Loans denominated in Dollars, $10,000,000 (or, if less, the entire remaining applicable Commitments at the time of such Borrowing) and (ii) with respect to a Borrowing of ABR Loans denominated in Dollars, $1,000,000 (or, if less, the entire remaining applicable Commitments at the time of such Borrowing).

“Minimum Tender Condition” shall have the meaning provided in Section 2.15(b).

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or ERISA Affiliate makes or is obligated to make contributions, or during the five preceding calendar years, has made or been obligated to make contributions.

“Net Cash Proceeds” shall mean, with respect to any Prepayment Event and any incurrence of Permitted Other Indebtedness, (i) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable, but only as and when received) received by or on behalf of the Borrower or any of its Restricted Subsidiaries in respect of such Prepayment Event or incurrence of Permitted Other Indebtedness, as the case may be, less (ii) the sum of:

(a) the amount, if any, of all taxes (including in connection with any repatriation of funds) paid or estimated to be payable by the Borrower or any of its Restricted Subsidiaries in connection with such Prepayment Event or incurrence of Permitted Other Indebtedness,

(b) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (a) above) (1) associated with the assets that are the subject of such Prepayment Event and (2) retained by the Borrower or any of its Restricted Subsidiaries; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a Prepayment Event occurring on the date of such reduction,

(c) the amount of any Indebtedness (other than the Loans and Permitted Other Indebtedness secured on a pari passu basis with, or junior to, the Loans) secured by a Lien on the assets that are the subject of such Prepayment Event to the extent that the instrument creating or evidencing such Indebtedness requires that such Indebtedness be repaid upon consummation of such Prepayment Event,

(d) in the case of any Asset Sale Prepayment Event or Casualty Event, the amount of any proceeds of such Prepayment Event that the Borrower or any Restricted Subsidiary has reinvested (or intends to reinvest within the Reinvestment Period or has entered into a binding commitment prior to the last day of the Reinvestment Period to reinvest) in the business of the Borrower or any of the Restricted Subsidiaries; provided that any portion of such proceeds that has not been so reinvested within such Reinvestment Period (with respect to such Prepayment Event, the “Deferred Net Cash Proceeds”) shall, unless the Borrower or a Restricted Subsidiary has entered into a binding commitment prior to the last day of such Reinvestment Period to reinvest such proceeds no later than 180 days following the last day of such Reinvestment Period, (1) be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event, occurring on the last day of such Reinvestment Period or, if later, 180 days after the date the Borrower or such Restricted Subsidiary has entered into such binding commitment, as applicable (such last day or 180th day, as applicable, the “Deferred Net Cash Proceeds Payment Date”), and (2) be applied to the repayment of Term Loans in accordance with Section 5.2(a)(i),

(e) in the case of any Asset Sale Prepayment Event or Casualty Event, by a non-Wholly-Owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (e)) attributable to non-controlling interests and not available for distribution to or for the account of the Borrower or a Wholly-Owned Restricted Subsidiary as a result thereof;

(f) in the case of any Asset Sale Prepayment Event, any funded escrow established pursuant to the documents evidencing any such sale or disposition to secure any indemnification obligations or adjustments to the purchase price associated with any such sale or disposition; provided that the amount of any subsequent reduction of such escrow (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such a Prepayment Event occurring on the date of such reduction solely to the extent that the Borrower and/or any Restricted Subsidiaries receives cash in an amount equal to the amount of such reduction; and

(g) all fees and out-of-pocket expenses paid by the Borrower or a Restricted Subsidiary in connection with any of the foregoing (for the avoidance of doubt, including, (1) in the case of the issuance of Permitted Other Indebtedness, any fees, underwriting discounts, premiums, and other costs and expenses incurred in connection with such issuance and (2) attorney’s fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, underwriting discounts and commissions, other customary expenses, and brokerage, consultant, accountant, and other customary fees), in each case, only to the extent not already deducted in arriving at the amount referred to in clause (i) above.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“New Term Loan” shall have the meaning provided in Section 2.14(c).

“New Term Loan Commitments” shall have the meaning provided in Section 2.14(a).

“New Term Loan Lender” shall have the meaning provided in Section 2.14(c).

“New Term Loan Maturity Date” shall mean the date on which a New Term Loan matures.

“New Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(c).

“New Term Loan Repayment Date” shall have the meaning provided in Section 2.5(c).

“Non-Consenting Lender” shall have the meaning provided in Section 13.7(b).

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Non-Extension Notice Date” shall have the meaning provided in Section 3.2(d).

“Non-U.S. Lender” shall mean any Lender that is not a “United States person” as defined by Section 7701(a)(30) of the Code.

“Note” shall have the meaning provided in the recitals to this Agreement.

“Notice of Borrowing” shall have the meaning provided in Section 2.3(a).

“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6(a).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants, and duties of, Holdings and any other Credit Party (or in the case of any Secured Cash Management Agreement or Secured Hedge Agreement, any Restricted Subsidiary) arising under any Credit Document or otherwise with respect to any New Term Loan Commitment (if any) or Loan or under any Secured Cash Management Agreement or Secured Hedge Agreement (other than with respect to Holdings or any other Credit Party’s obligations that constitute Excluded Swap Obligations solely with respect to Holdings or such other Credit Party, as the case may be), in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Holdings or any other Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of Holdings and the other Credit Parties under the Credit Documents (and any of their Subsidiaries to the extent they have obligations under the Credit Documents) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities, and other amounts payable by Holdings or any other Credit Party under any Credit Document.

“Other Taxes” shall mean all present or future stamp, registration, court or documentary Taxes or any other excise, property, intangible, mortgage recording, filing or similar Taxes arising from any payment made hereunder or under any other Credit Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Credit Document; provided that such term shall not include (i) any Taxes that result from an assignment (“Assignment Taxes”), to the extent such Assignment Taxes are imposed as a result of a connection between the Lender and the taxing jurisdiction (other than a connection arising solely from any Credit Documents or any transactions contemplated hereunder or thereunder), except to the extent that any such action described in this proviso is requested or required by the Borrower, or (ii) any Excluded Taxes.

“Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Parent Entity” shall mean any Person that is a direct or indirect parent company (which may be organized as, among other things, a partnership) of Holdings and/or the Borrower, as applicable; provided that for purposes of clauses (i), (ii) and (iv) of the definition of Change of Control, references to the Borrower shall be deemed to refer to any such Parent Entity.

“Participant” shall have the meaning provided in Section 13.6(c)(i).

“Participant Register” shall have the meaning provided in Section 13.6(c)(ii).

“Participating Member State” shall mean any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.

“Patriot Act” shall have the meaning provided in Section 13.18.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” shall mean any “employee pension benefit plan” (as defined in Section 3(2) of ERISA, but excluding any Multiemployer Plan) that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA, be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Requirements” shall mean any and all registrations, notarizations, filings, endorsements, stampings, notices, acceptances and other actions and steps required to be made in any relevant jurisdiction in order to perfect the Lien created or purported to be created pursuant to the Security Documents or in order to achieve the relevant priority for such Lien.

“Permitted Acquisition” shall have the meaning provided in clause (iii) of the definition of Permitted Investment.

“Permitted Asset Swap” shall mean the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Borrower or a Restricted Subsidiary and another Person; provided that any cash or Cash Equivalents received must be applied in accordance with Section 10.4.

“Permitted Debt Exchange” shall have the meaning provided in Section 2.15(a).

“Permitted Debt Exchange Notes” shall have the meaning provided in Section 2.15(a).

“Permitted Debt Exchange Offer” shall have the meaning provided in Section 2.15(a).

“Permitted Holders” shall mean each of (i) the Investors and their respective Affiliates (other than any portfolio company of an Investor) and members of management of the Borrower or any Subsidiary (or their respective direct or indirect parent or management investment vehicle) who are holders of Equity Interests of the Borrower (or its direct or indirect parent company or management investment vehicle) and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, such Investors, their respective Affiliates (other than any portfolio company of an Investor) and members of management, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Borrower or any other direct or indirect Parent Entity, (ii) any direct or indirect Parent Entity formed not in connection with, or in contemplation of, a transaction (other than the Transactions or IPO Reorganization Transactions) that, assuming such parent was not formed after giving effect thereto, would constitute a Change of Control and (iii) any entity (other than a Parent Entity) through which a Parent Entity described in clause (ii) directly or indirectly holds Equity Interests of the Borrower and has no other material operations other than those incidental thereto.

“Permitted Intercompany Activities” shall mean any transactions between or among the Borrower and its Subsidiaries that are entered into in the ordinary course of business and, in the good faith judgment of the Borrower, are necessary or advisable in connection with the ownership or operation of the business of the Borrower and its Subsidiaries, including (i) payroll, cash management, purchasing, insurance and hedging arrangements and (ii) management, technology and licensing arrangements.

“Permitted Investments” shall mean:

(i) any Investment in the Borrower or any Restricted Subsidiary;

(ii) any Investment in cash, Cash Equivalents, or Investment Grade Securities at the time such Investment is made;

(iii) (a) any transactions or Investments otherwise made in connection with the Transactions, (b) any Investment by the Borrower or any Restricted Subsidiary in a Person that is engaged in a Similar Business if as a result of such Investment and (c) any acquisition of all or substantially all of the assets of a Person (or all or substantially all of a division, product line or facility used for operations of the Borrower or any Subsidiary) (a “Permitted Acquisition”), provded that in the case of clause (b), (1) such Person becomes a Restricted Subsidiary or (2) such Person, in one transaction or a series of related transactions, is merged, consolidated, or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation, or transfer;

(iv) any Investment in securities or other assets not constituting cash, Cash Equivalents, or Investment Grade Securities and received in connection with an Asset Sale made pursuant to Section 10.4 or any other disposition of assets not constituting an Asset Sale;

(v) (a) any Investment existing or contemplated on the Closing Date and, in each case, listed on Schedule 10.5 and (b) Investments consisting of any modification, replacement, renewal, reinvestment, or extension of any such Investment; provided that the amount of any such Investment is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment (including in respect of any unused commitment), plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such modified, extended, renewed, or replaced Investment) and premium payable by the terms of such Indebtedness thereon and fees and expenses associated therewith as of the Closing Date;

(vi) any Investment acquired by the Borrower or any Restricted Subsidiary (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization, or recapitalization of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(vii) Hedging Obligations permitted under clause (j) of Section 10.1 and Cash Management Services;

(viii) any Investment in a Similar Business having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (viii) that are at that time outstanding, not to exceed the greater of (a) $76,000,000 and (b) 33.33% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided, however, that if any Investment pursuant to this clause (viii) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (i) above and shall cease to have been made pursuant to this clause (viii) for so long as such Person continues to be a Restricted Subsidiary;

(ix) Investments the payment for which consists of Equity Interests of the Borrower or any Parent Entity of the Borrower (exclusive of Disqualified Stock); provided that such Equity Interests will not increase the amount available for Restricted Payments under clause (iii) of Section 10.5(a);

(x) guarantees of Indebtedness permitted under Section 10.1 and Investments to the extent constituting Permitted Liens;

(xi) Permitted Intercompany Activities and any transaction to the extent it constitutes an Investment that is permitted and made in accordance with the provisions of Section 9.9 (except transactions described in clause (b) of such paragraph);

(xii) Investments consisting of purchases and acquisitions of inventory, supplies, material, equipment, or other similar assets in the ordinary course of business;

(xiii) additional Investments having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (xiii) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the sum of (x) the greater of (a) $114,000,000 and (b) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment, (y) the Available Restricted Payments Amount and (z) the Available Restricted Debt Payments Amount (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided, however, that if any Investment pursuant to this clause (xiii) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (i) above and shall cease to have been made pursuant to this clause (xiii) for so long as such Person continues to be a Restricted Subsidiary;

(xiv) Investments relating to any Receivables Subsidiary that, in the good faith determination of the board of directors (or analogous governing body) of the Borrower, are necessary or advisable to effect a Receivables Facility or any repurchases in connection therewith;

(xv) advances to, or guarantees of Indebtedness of, employees not in excess of the greater of (a) $11,500,000 and (b) 5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment;

(xvi) (a) loans and advances to officers, directors, managers, and employees for business-related travel expenses, moving expenses, and other similar expenses, in each case, incurred in the ordinary course of business or consistent with past practices or to fund such Person’s purchase of Equity Interests of the Borrower or any Parent Entity of the Borrower and (b) promissory notes received from stockholders of the Borrower, any Parent Entity of the Borrower or any Subsidiary in connection with the exercise of stock options in respect of the Equity Interests of the Borrower, any Parent Entity of the Borrower and the Subsidiaries;

(xvii) Investments consisting of extensions of trade credit in the ordinary course of business;

(xviii) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices;

(xix) any Permitted Tax Restructuring;

(xx) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client, franchisee, supplier and customer contracts and loans or advances made to, and guarantees with respect to obligations of, franchisees, distributors, suppliers, licensors and licensees in the ordinary course of business;

(xxi) the licensing and contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons, in the ordinary course of business;

(xxii) advances of payroll payments to employees in the ordinary course of business;

(xxiii) contributions to a “rabbi” trust for the benefit of employees, directors, consultants, independent contractors or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower or any Subsidiary or any Parent Entity of the Borrower;

(xxiv) Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”;

(xxv) Investments arising in respect of the provision of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) in the ordinary course of business; and

(xxvi) other Investments; provided that after giving Pro Forma Effect to such Investments (x) the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio is equal to or less than 3.25:1.00 and (y) no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing or would occur as a consequence thereof.

“Permitted Liens” shall mean, with respect to any Person:

(i) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent or deposits made to secure obligations arising from contractual or warranty refunds, in each case, incurred in the ordinary course of business;

(ii) Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, repairmen’s, and mechanics’ Liens, in each case, (x) for sums not yet overdue for a period of more than 60 days or, if more than 60 days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP, or (y) so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

(iii) Liens for Taxes, assessments, or other governmental charges, in each case (x) not yet overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP or are not required to be paid pursuant to Section 8.11, or for property Taxes on property of the Borrower or one of its Subsidiaries that such entity has determined to abandon if the sole recourse for such Tax, assessment, charge, levy, or claim is to such property or (y) so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

(iv) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal, or similar bonds or with respect to other regulatory requirements or letters of credit or bankers’ acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business;

(v) minor survey exceptions, minor encumbrances, ground leases, easements, or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines, and other similar purposes, or zoning, building codes, or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not, in the aggregate, materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person, taken as a whole;

(vi) Liens securing Indebtedness permitted to be outstanding pursuant to clause (a), (b) (so long as such Liens are subject to the ABL Intercreditor Agreement), (d), (l)(ii) (so long as such Liens are subject to (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, a First Lien Intercreditor Agreement and the ABL Intercreditor Agreement; and (ii) in the case of Liens on the Collateral securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Second Lien Intercreditor Agreement), (r), (w) (so long as such Liens are subject to (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, a First Lien Intercreditor Agreement and the ABL Intercreditor Agreement; and (ii) in the case of Liens on the Collateral securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Second Lien Intercreditor Agreement), (x) (so long as such Liens are subject to (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, a First Lien Intercreditor Agreement and the ABL Intercreditor Agreement; and (ii) in the case of Liens on the Collateral securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Second Lien Intercreditor Agreement and the ABL Intercreditor Agreement), (y) or (dd) of Section 10.1 or Indebtedness permitted pursuant to the first paragraph of Section 10.1 (so long as such Liens are subject to (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, a First Lien Intercreditor Agreement and the ABL Intercreditor Agreement; and (ii) in the case of Liens on the Collateral securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Second Lien Intercreditor Agreement); provided that, (a) in the case of clause (d) of Section 10.1, such Lien may not extend to any property or equipment (or assets affixed or appurtenant thereto) other than the property or equipment being financed or refinanced under such clause (d) of Section 10.1, replacements of such property, equipment or assets, and additions and accessions and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender and (b) in the case of clause (r) of Section 10.1, such Lien may not extend to any assets other than the assets owned by Restricted Subsidiaries that are not Credit Parties; provided that without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement contemplated by this clause (vi);

(vii) subject to Section 9.14, Liens existing on the Closing Date; provided that any Lien securing Indebtedness or other obligations in excess of (a) $5,000,000 individually or (b) $20,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (b) that are not listed on Schedule 10.2) shall only be permitted if set forth on Schedule 10.2, and, in each case, any modifications, replacements, renewals, refinancings, or extensions thereof;

(viii) Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided, further, however, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary (other than, with respect to such Person, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after- acquired property of such Person, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition);

(ix) Liens on property at the time the Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary or the designation of an Unrestricted Subsidiary as a Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, merger, consolidation, or designation; provided, further, however, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary (other than, with respect to such property, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition);

(x) Liens securing Indebtedness or other obligations of the Borrower or a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 10.1;

(xi) Liens securing Hedging Obligations and Cash Management Services so long as the related Indebtedness is, and is permitted hereunder to be, secured by a Lien on the same property securing such Hedging Obligations and Cash Management Services;

(xii) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment, or storage of such inventory or other goods;

(xiii) leases, subleases, licenses, or sublicenses (including of Intellectual Property) granted to others in the ordinary course of business;

(xiv) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

(xv) Liens in favor of the Borrower or any other Guarantor;

(xvi) Liens on equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business to the Borrower or such Restricted Subsidiary’s client at which such equipment is located;

(xvii) Liens on accounts receivable and related assets incurred in connection with a Receivables Facility;

(xviii) Liens to secure any refinancing, refunding, extension, renewal, or replacement (or successive refinancing, refunding, extensions, renewals, or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (vi), (vii), (viii), (ix), (x), and (xv) of this definition of Permitted Liens; provided that (a) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (b) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (1) the outstanding principal amount or, if greater, the committed amount of the Indebtedness described under clauses (vi), (vii), (viii), (ix), (x), and (xv) at the time the original Lien became a Permitted Lien under this Agreement, (2) an amount necessary to pay any fees and expenses, including premiums and accrued and unpaid interest, related to such refinancing, refunding, extension, renewal, or replacement and (3) any amounts then permitted to be incurred as Indebtedness under Section 10.1;

(xix) deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business;

(xx) other Liens securing obligations (including Capitalized Lease Obligations) which do not exceed the greater of (a) $114,000,000 and (b) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of the incurrence of such Lien; provided that at the Borrower’s election, (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, the Collateral Agent, the Administrative Agent, the ABL Administrative Agent, the ABL Collateral Agent and the representative for the holders of such Permitted Other Indebtedness Obligations shall have entered into a First Lien Intercreditor Agreement and the ABL Intercreditor Agreement ; and (ii) in the case of Liens securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Collateral Agent, the Administrative Agent and the representative of the holders of such Permitted Other Indebtedness Obligations shall have entered into the Second Lien Intercreditor Agreement; provided that without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement contemplated by this clause (xx);

(xxi) Liens securing judgments for the payment of money not constituting an Event of Default under Section 11.1(e) or Section 11.1(j);

(xxii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(xxiii) Liens (a) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision on items in the course of collection, (b) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (c) in favor of banking or other financial institutions or other electronic payment service providers arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry;

(xxiv) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.1; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(xxv) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(xxvi) Liens that are contractual rights of set-off (a) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (b) relating to pooled deposits or sweep accounts of the Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries, or (c) relating to purchase orders and other agreements entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(xxvii) Liens (a) solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement or (b) consisting of an agreement to dispose of any property pursuant to a disposition permitted hereunder;

(xxviii) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant, or permit held by the Borrower or any of the Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant, or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(xxix) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with;

(xxx) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(xxxi) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements, and contract zoning agreements;

(xxxii) Liens arising out of conditional sale, title retention, consignment, or similar arrangements for sale of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

(xxxiii) Liens arising under the Security Documents;

(xxxiv) Liens on goods purchased in the ordinary course of business, the purchase price of which is financed by a documentary letter of credit issued for the account of Holdings, the Borrower or any of its Subsidiaries;

(xxxv) (a) Liens on Equity Interests in joint ventures; provided that any such Lien is in favor of a creditor of such joint venture and such creditor is not an Affiliate of any partner to such joint venture and (b) purchase options, call, and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Borrower or any Restricted Subsidiary in joint ventures;

(xxxvi) Liens on cash and Cash Equivalents that are earmarked to be used to satisfy or discharge Indebtedness; provided (a) such cash and/or Cash Equivalents are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (b) such Liens extend solely to the account in which such cash and/or Cash Equivalents are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, and (c) the satisfaction or discharge of such Indebtedness is expressly permitted hereunder;

(xxxvii) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any Requirements of Law;

(xxxviii) to the extent pursuant to a Requirements of Law, Liens on cash or Permitted Investments securing Hedge Agreements in the ordinary course of business;

(xxxix) Liens securing Indebtedness permitted under Section 10.1(aa); provided that without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties, the ABL Intercreditor Agreement, the Second Lien Intercreditor Agreement and the First Lien Intercreditor Agreement, as applicable, pursuant to this clause (xxxix);

(xxxx) additional Liens of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount not to exceed the Available Amount that is not otherwise applied pursuant to Section 10.1(aa) and Section 10.5(a)(iii) as in effect immediately prior to the incurrence of such Liens (and after giving Pro Forma Effect thereto);

(xxxxi) Liens arising in respect of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) in the ordinary course of business; and

(xxxxii) additional Liens of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount that does not exceed the amount of Excluded Contributions made since the Closing Date that is not otherwise applied pursuant to Section 10.1(bb) and Section 10.5(b)(10) as in effect immediately prior to the incurrence of such Liens (and after giving Pro Forma Effect thereto).

For purposes of this definition, the term “Indebtedness” shall be deemed to include interest on, and fees, expenses and other obligations payable with respect to, such Indebtedness.

“Permitted Other Indebtedness” shall mean Indebtedness consisting of one or more series of (x) secured or unsecured bonds, notes or debentures (which bonds, notes or debentures, if secured by the Collateral, must be secured either by Liens pari passu with the Liens on the Collateral securing the First Lien Obligations (but without regard to control of remedies) or by Liens having a junior priority relative to the Liens on the Collateral securing the First Lien Obligations), or (y) secured or unsecured loans (which loans, if secured by the Collateral, must be secured either by Liens pari passu with the Liens on the Collateral securing the First Lien Obligations (but without regard to control of remedies) or by Liens having a junior priority relative to the Liens on the Collateral securing the First Lien Obligations), in each case issued or incurred by the Borrower or a Guarantor, (a) the maturity date of such Indebtedness shall be no earlier than two (2) years after the Initial Term Loan Maturity Date and such Indebtedness shall not have a shorter weighted average life to maturity than the existing Initial Term Loans; provided that this clause (a) shall not apply to (I) any customary bridge facility so long as the long-term debt into which any such customary bridge facility is to be converted satisfies such clause (a) and (II) up to the greater of (x) $228,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period (on a Pro Forma Basis) prior to such date of determination of Permitted Other Indebtedness (as elected by the

Borrower), (b) if such Indebtedness is in the form of a broadly syndicated term loan facility of any of the Credit Parties that is denominated in Dollars, is secured by a Lien on the Collateral that is pari passu with the Lien securing the Obligations and matures earlier than two years after the Initial Term Loan Maturity Date, the terms set forth in Section 2.14(d)(iii) (including limitations to the application thereof) shall have been complied with as if such Indebtedness was considered a New Term Loan and (c) the other terms of which shall be on terms and documentation as determined by the Borrower and the lenders providing such Indebtedness.

“Permitted Other Indebtedness Documents” shall mean any document or instrument (including any guarantee, security agreement, or mortgage and which may include any or all of the Credit Documents) issued or executed and delivered with respect to any Permitted Other Indebtedness by any Credit Party.

“Permitted Other Indebtedness Obligations” shall mean, if any Permitted Other Indebtedness is issued or incurred, all advances to, and debts, liabilities, obligations, covenants, and duties of, any Credit Party arising under any Permitted Other Indebtedness Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Permitted Other Indebtedness Obligations of the applicable Credit Parties under the Permitted Other Indebtedness Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Permitted Other Indebtedness Documents) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities, and other amounts payable by any such Credit Party under any Permitted Other Indebtedness Document.

“Permitted Other Indebtedness Secured Parties” shall mean the holders from time to time of secured Permitted Other Indebtedness Obligations (and any representative on their behalf).

“Permitted Refinancing” means, with respect to any Indebtedness, the refinancing, refunding, renewal or extension of such Indebtedness; provided that (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon, the amount of fees, expenses, and premium and accrued and unpaid interest in connection with such refinancing, and any unused commitment), and (y) such Indebtedness otherwise complies with the definition of Permitted Other Indebtedness.

“Permitted Repricing Amendment” shall have the meaning provided in Section 13.1.

“Permitted Sale Leaseback” shall mean any Sale Leaseback consummated by the Borrower or any of the Restricted Subsidiaries after the Closing Date; provided that any such Sale Leaseback not between the Borrower and a Restricted Subsidiary is consummated for fair value as determined at the time of consummation in good faith by (i) the Borrower or such Restricted Subsidiary or (ii) in the case of any Sale Leaseback (or series of related Sale Leasebacks) the aggregate proceeds of which exceed the greater of (a) $91,250,000 and (b) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of the incurrence of such Sale Leaseback, the board of directors (or analogous governing body) of the Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback).

“Permitted Tax Restructuring” shall mean any re-organizations and/or other activities related to tax planning and tax re-organization (as determined by the Borrower in good faith) entered into after the date hereof among Holdings and its Restricted Subsidiaries so long as such reorganization and/or other activities do not materially impair the security interests of the Collateral Agent in the Collateral, taken as a whole, and, after giving effect to such Permitted Tax Restructuring, Holdings and its Restricted Subsidiaries otherwise comply with Sections 9.11, 9.12 and 9.14, to the extent applicable.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust, or other enterprise or any Governmental Authority.

“Plan” shall mean, other than any Multiemployer Plan, any employee benefit plan (as defined in Section 3(3) of ERISA), including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Credit Party or, with respect to any such plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be reasonably likely to be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning provided in Section 13.17(a).

“Post-Acquisition Period” shall mean, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the eighth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.

“Preferred Equity Exchange” shall mean the settlement of any Preferred Units tendered and accepted in the Preferred Equity Exchange Offer.

“Preferred Equity Exchange Offer” shall mean the offer by Holdings to exchange Preferred Units for Initial Term Loans pursuant to the Offer to Exchange Statement of Holdings, dated as of November 15, 2019, as the same may be amended from time to time.

“Preferred Units” shall mean the Series A Participating Preferred Units of Holdings.

“Prepayment Event” shall mean any Asset Sale Prepayment Event, Debt Incurrence Prepayment Event, or any Casualty Event.

“primary obligor” shall have the meaning provided such term in the definition of Contingent Obligations.

“Prime Rate” shall mean, for any day, the per annum rate of interest as quoted by The Wall Street Journal as the “prime rate” in effect for such day.

“Pro Forma Adjustment” shall mean, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (i) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (ii) any additional costs incurred during such Post-Acquisition Period, in each case, in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that (a) at the election of the Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $10,000,000; and (b) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that the applicable amount of such cost savings will be realizable during the entirety of such Test Period, or the applicable amount of such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided, further, that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis,” “Pro Forma Compliance,” and “Pro Forma Effect” shall mean, with respect to compliance with any test, financial ratio, or covenant hereunder, that (i) to the extent applicable, the Pro Forma Adjustment shall have been made and (ii) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (1) in the case of a sale, transfer, or other disposition of all or substantially all Capital Stock in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (2) in the case of a Permitted Acquisition or other Investment, shall be included, (b) any retirement of Indebtedness, and (c) any incurrence or assumption of Indebtedness by the Borrower or any of the Restricted Subsidiaries in connection therewith (it being agreed that if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies that are (x)(1) directly attributable to such transaction, (2) expected to have a continuing impact on the Borrower or any of the Restricted Subsidiaries and (3) factually supportable or (y) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Entity” shall have the meaning provided in the definition of the term Acquired EBITDA.

“Process Agent” shall have the meaning provided in Section 13.13.

“Prohibited Transaction” shall have the meaning assigned to such term in Section 406 of ERISA and Section 4975(c) of the Code.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” shall mean costs relating to compliance with the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’ or managers’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning provided in Section 13.24.

“Qualified Proceeds” shall mean assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business.

“Qualified Stock” of any Person shall mean Capital Stock of such Person other than Disqualified Stock of such Person.

“Real Estate” shall have the meaning provided in Section 9.1(f).

“Receivables Facility” shall mean any of one or more receivables financing facilities (and any guarantee of such financing facility), as amended, supplemented, modified, extended, renewed, restated, or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants, and indemnities made in connection with such facilities) to the Borrower and the Restricted Subsidiaries (other than a Receivables Subsidiary) pursuant to which the Borrower or any Restricted Subsidiary sells, directly or indirectly, grants a security interest in or otherwise transfers its accounts receivable to either (i) a Person that is not the Borrower or a Restricted Subsidiary or (ii) a Receivables Subsidiary that in turn funds such purchase by purporting to sell its accounts receivable to a Person that is not the Borrower or a Restricted Subsidiary or by borrowing from such a Person or from another Receivables Subsidiary that in turn funds itself by borrowing from such a Person.

“Receivables Fee” shall mean distributions or payments made directly or by means of discounts with respect to any accounts receivable or participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility.

“Receivables Subsidiary” shall mean any Subsidiary formed for the purpose of facilitating or entering into one or more Receivables Facilities, and in each case engages only in activities reasonably related or incidental thereto or another Person formed for the purposes of engaging in a Receivables Facility in which the Borrower or any Subsidiary makes an Investment and to which the Borrower or any Subsidiary transfers accounts receivables and related assets.

“refinance” shall have the meaning provided in Section 10.1(m).

“Refinanced Term Loans” shall have the meaning provided in Section 13.1.

“Refinancing Indebtedness” shall have the meaning provided in Section 10.1(m).

“Refunding Capital Stock” shall have the meaning provided in Section 10.5(b)(2).

“Register” shall have the meaning provided in Section 13.6(b)(iv).

“Regulated Bank” shall mean an Approved Bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Reinvestment Period” shall mean 450 days following the date of receipt of Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event.

“Rejection Notice” shall have the meaning provided in Section 5.2(f).

“Related Business Assets” shall mean assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower or the Restricted Subsidiaries in exchange for assets transferred by the Borrower or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Related Fund” shall mean, with respect to any Lender that is a Fund, any other Fund that is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of such entity that administers, advises or manages such Lender.

“Related Indemnified Persons” shall mean, with respect to any specified Person, such Person’s Affiliates and their respective directors, officers, employees, agents, advisors, controlling persons and other representatives and the permitted successors and assigns of each of the foregoing.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents and members of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” shall mean any release, spill, emission, discharge, disposal, escaping, leaking, pumping, pouring, dumping, emptying, injection, or leaching into or through the environment.

“Removal Effective Date” shall have the meaning provided in Section 12.9(b).

“Repayment Amount” shall mean the Initial Term Loan Repayment Amount, a New Term Loan Repayment Amount with respect to any Series, or an Extended Term Loan Repayment Amount with respect to any Extension Series, as applicable.

“Replacement Term Loan Commitment” shall mean the commitments of the Lenders to make Replacement Term Loans.

“Replacement Term Loans” shall have the meaning provided in Section 13.1.

“Reportable Event” shall mean any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan (other than a Pension Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code), other than those events as to which notice is waived pursuant to PBGC Reg. § 4043.

“Repricing Transaction” shall mean (i) the incurrence by the Borrower of any Indebtedness in the form of a similar secured term B loan that is broadly marketed or syndicated to banks and other institutional investors (a) having an Effective Yield for the respective Type of such Indebtedness that is less than the Effective Yield for the Initial Term Loans of the respective equivalent Type, but excluding Indebtedness incurred in connection with an IPO, Change of Control, Transformative Acquisition or Transformative Disposition and (b) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Initial Term Loans or (ii) any effective reduction in the Effective Yield for the Initial Term Loans (e.g., by way of amendment, waiver or otherwise), except for a reduction in connection with an IPO, Change of Control, Transformative Acquisition or Transformative Disposition. Any determination by the Administrative Agent with respect to whether a Repricing Transaction shall have occurred shall be conclusive and binding on all Lenders holding the Initial Term Loans.

“Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (i) the Adjusted Total Term Loan Commitment at such date and (ii) the aggregate outstanding principal amount of the Term Loans (excluding Term Loans held by Defaulting Lenders) at such date.

“Requirements of Law” shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Resignation Effective Date” shall have the meaning provided in Section 12.9(a).

“Restricted Debt Payments” shall have the meaning provided in Section 10.5(a)(3).

“Restricted Investment” shall mean an Investment other than a Permitted Investment.

“Restricted Payments” shall have the meaning provided in Section 10.5(a).

“Restricted Person” shall have the meaning provided in Section 13.16.

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Retained Asset Sale Proceeds” shall have the meaning provided in Section 10.4.

“Retained Declined Proceeds” shall have the meaning provided in Section 5.2(f).

“Retired Capital Stock” shall have the meaning provided in Section 10.5(b)(2).

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sale Leaseback” shall mean any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person in contemplation of such leasing.

“Sanctioned Country” shall mean a country or territory which is the target of any comprehensive Sanctions (as of the date hereof, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” shall mean (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, or by the United Nations Security Council, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned by any such Person or Persons.

“Sanctions” shall mean any economic sanctions imposed, administered or enforced by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Lien Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit I-2 (with such changes to such form as may be reasonably acceptable to the Administrative Agent and the Borrower).

“Section 2.14 Additional Amendment” shall have the meaning provided in Section 2.14(g)(iv).

“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(d).

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between Holdings or any of the Restricted Subsidiaries and any Cash Management Bank, which is specified in writing by the Borrower to the Administrative Agent as constituting a Secured Cash Management Agreement hereunder.

“Secured Cash Management Obligations” shall mean Obligations under Secured Cash Management Agreements.

“Secured Hedge Agreement” shall mean any Hedge Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank, which is specified in writing by the Borrower to the Administrative Agent as constituting a Secured Hedge Agreement hereunder. For purposes of the preceding sentence, the Borrower may deliver one notice designating all Hedge Agreements entered into pursuant to a specified Master Agreement as “Secured Hedge Agreements”. Notwithstanding anything to the contrary, a Hedge Agreement with a Restricted Subsidiary shall remain a Secured Hedge Agreement notwithstanding that such Restricted Subsidiary is subsequently designated an Unrestricted Subsidiary, unless otherwise agreed between such Restricted Subsidiary and Hedge Bank.

“Secured Hedge Obligations” shall mean Obligations under Secured Hedge Agreements.

“Secured Parties” shall mean the Administrative Agent, the Collateral Agent and each Lender, in each case, with respect to the Credit Facility, each Hedge Bank that is party to any Secured Hedge Agreement with the Borrower or any Restricted Subsidiary, each Cash Management Bank that is party to a Secured Cash Management Agreement with Holdings or any Restricted Subsidiary and each sub-agent pursuant to Section 12 appointed by the Administrative Agent with respect to matters relating to the Credit Facility or the Collateral Agent with respect to matters relating to any Security Document.

“Security Documents” shall mean, collectively, the Guarantee and Collateral Agreement, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement, if executed, and each other security agreement or other instrument or document listed on Schedule 1.1(c) or executed and delivered pursuant to Sections 9.11, 9.12, 9.14 or 9.17 or pursuant to any other such Security Documents to secure the Obligations or to govern the lien priorities of the holders of Liens on the Collateral.

“Series” shall have the meaning provided in Section 2.14(a).

“Significant Subsidiary” shall mean, at any date of determination, (a) any Restricted Subsidiary whose gross revenues (when combined with the gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) for the Test Period most recently ended on or prior to such date were equal to or greater than 10% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, determined in accordance with GAAP or (b) each other Restricted Subsidiary that, when such Restricted Subsidiary’s total gross revenues (when combined with the total gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) are aggregated with each other Restricted Subsidiary (when combined with the total gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) that is the subject of an Event of Default described in Section 11.1(e) would constitute a “Significant Subsidiary” under clause (a) above.

“Similar Business” shall mean any business conducted or proposed to be conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business that is similar, reasonably related, synergistic, incidental, or ancillary thereto.

“Sold Entity or Business” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Solvent” shall mean, after giving effect to the consummation of the Transactions, (i) the sum of the liabilities (including contingent liabilities) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of the Borrower and its Restricted Subsidiaries, on a consolidated basis; (ii) the fair saleable value of the present assets of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured; (iii) the capital of the

Borrower and its Restricted Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof; and (iv) the Borrower and its Restricted Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they become due (whether at maturity or otherwise). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Jurisdiction” shall mean (i) any Designated Jurisdiction, (ii) any jurisdiction in which any Discretionary Guarantor is organized (or incorporated) and (iii) to the extent the Borrower or any Guarantor (or any Person that would otherwise be required to become a Guarantor) is reorganized or formed in a new jurisdiction in connection with a Permitted Tax Restructuring, such jurisdiction of organization unless such Person would otherwise constitute an Excluded Subsidiary (other than by virtue of clause (iii) of the definition of “Excluded Subsidiary”).

“Specified Transaction” shall mean, with respect to any period, any Investment (including a Permitted Acquisition), asset sale, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, New Term Loan, or other event or action that in each case by the terms of this Agreement requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.

“Sponsor” shall mean (i) Elliott Management Corporation and its Affiliates and funds managed or advised by it or its Affiliates and (ii) Monarch Alternative Capital LP and its Affiliates and funds managed or advised by it or its Affiliates, in each case excluding portfolio companies of any of the foregoing.

“Sponsor Model” shall mean the Sponsor’s financial model, delivered on or prior to the Closing Date, used in connection with the syndication of the Credit Facility.

“Spot Rate” for any currency shall mean, on any day, the rate at which such currency may be exchanged into Dollars, as set forth at approximately 12:00 noon, London time, on such date on the Reuters World Currency Page for such currency. In the event that such rate does not appear on the applicable Reuters World Currency Page, the Spot Rate shall be calculated by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such Spot Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent, at or about 11:00 a.m., London time, on such date for the purchase of Dollars for delivery two Business Days later; provided that if, at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“SPV” shall have the meaning provided in Section 13.6(g).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject to Eurocurrency Liabilities (as defined in Regulation D). LIBOR Rate Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” and “£” shall mean the lawful currency of the United Kingdom.

“Stock Equivalents” shall mean all securities convertible into or exchangeable for Capital Stock and all warrants, options, or other rights to purchase or subscribe for any Capital Stock, whether or not presently convertible, exchangeable, or exercisable. In no event shall any Indebtedness which is convertible into any of the foregoing be considered Stock Equivalents unless and until so converted.

“Subordinated Indebtedness” shall mean Indebtedness of the Borrower or any Guarantor that is by its terms subordinated in right of payment to the obligations of the Borrower or such Guarantor, as applicable, under this Agreement or the Guarantee, as applicable. Notwithstanding anything to the contrary herein, the Holdings Intercompany Note shall not constitute Subordinated Indebtedness.

“Subsidiary” of any Person shall mean and include (i) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Capital Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, or (ii) any limited liability company, partnership, association, joint venture, or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a Subsidiary shall mean a Subsidiary of the Borrower.

“Successor Borrower” shall have the meaning provided in Section 10.3(a)(i).

“Supported QFC” shall have the meaning provided in Section 13.24.

“Swap Obligation” shall mean, with respect to any Swap Obligor, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1(a)(47) of the Commodity Exchange Act.

“Swap Obligor” shall mean Holdings (if applicable) and the Credit Parties.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings (including backup withholding), fees, or other similar charges imposed by any Governmental Authority and any interest, fines, penalties, or additions to tax with respect to the foregoing.

“Term Loan Commitment” shall mean, with respect to each Lender, such Lender’s Initial Term Loan Commitment and, if applicable, New Term Loan Commitment with respect to any Series and Replacement Term Loan Commitment with respect to any Series.

“Term Loan Exchange” shall mean the exchange of all or a portion of the aggregate principal amount of Loans (as defined in the Existing Debt Facility) outstanding under the Existing Debt Facility, together with any premium payable on such Loans, for an equal aggregate principal amount of Initial Term Loans as contemplated by the Term Loan Exchange Agreement.

“Term Loan Exchange Agreement” shall mean that certain Term Loan Exchange Agreement dated as of December 18, 2019, by and among the Borrower and the parties set forth on the signature pages thereto.

“Term Loan Extension Request” shall have the meaning provided in Section 2.14(g)(i).

“Term Loan Lender” shall mean, at any time, any Lender that has a Term Loan Commitment or an outstanding Term Loan.

“Term Loans” shall mean the Initial Term Loans, any New Term Loans, any Replacement Term Loans, and any Extended Term Loans, collectively.

“Term Loan Collateral” shall mean “Term Loan Collateral” as defined in the ABL Intercreditor Agreement.

“Termination Date” shall have the meaning provided in Section 13.1.

“Test Period” shall mean, for any determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date of determination and for which Section 9.1 Financials shall have been delivered (or were required to be delivered) to the Administrative Agent (or, before the first delivery of Section 9.1 Financials, the most recent period of four fiscal quarters at the end of which financial statements are available).

“Total Credit Exposure” shall mean, at any date, the sum, without duplication, of (i) the Total Term Loan Commitment at such date, and (ii) without duplication of clause (i), the aggregate outstanding principal amount of all Term Loans at such date.

“Total Initial Term Loan Commitment” shall mean the sum of the Initial Term Loan Commitments of all Lenders.

“Total Term Loan Commitment” shall mean the sum of (i) the Initial Term Loan Commitments and (ii) the New Term Loan Commitments, if applicable, of all the Lenders.

“Transaction Expenses” shall mean any fees, costs, or expenses (including, for the avoidance of doubt, any premium or penalty incurred in connection with the Term Loan Exchange or the redemption of certain preferred equity interests of Holdings in connection with the Transactions) incurred or paid by Holdings, the Borrower or any of their respective Affiliates in connection with the Transactions, this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby.

“Transactions” shall mean, collectively, the transactions contemplated by this Agreement, the Term Loan Exchange, the Preferred Equity Exchange and the consummation of any other transactions in connection with the foregoing (including the payment of the fees and expenses incurred in connection with any of the foregoing (including the Transaction Expenses)).

“Transferee” shall have the meaning provided in Section 13.6(e).

“Transformative Acquisition” shall mean any acquisition by the Borrower or any other Restricted Subsidiary that (i) is not permitted by the terms of the Credit Documents immediately prior to the consummation of such acquisition, (ii) if permitted by the terms of the Credit Documents immediately prior to the consummation of such acquisition, would not provide the Borrower and the other Restricted Subsidiaries with adequate flexibility under the Credit Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith or (iii) results in a refinancing of the Credit Facility that involves an upsizing of the Credit Facility in connection with such acquisition.

“Transformative Disposition” shall mean any disposition by the Borrower or any other Restricted Subsidiary that (i) is not permitted by the terms of the Credit Documents immediately prior to the consummation of such disposition, (ii) if permitted by the terms of the Credit Documents immediately prior to the consummation of such disposition, would not provide the Borrower and the other Restricted Subsidiaries with adequate flexibility under the Credit Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith or (iii) results in a refinancing of the Credit Facility that involves a downsizing of the Credit Facility in connection with such disposition.

“Type” shall mean as to any Loan, its nature as an ABR Loan or a LIBOR Loan.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time and time in the State of New York or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

“Unrestricted Subsidiary” shall mean (i) as of the Closing Date, each Subsidiary of the Borrower listed on Schedule 1.1(e), (ii) any Subsidiary of the Borrower which at the time of determination is an Unrestricted Subsidiary (as designated by the board of directors (or analogous governing body) of the Borrower after the Closing Date as provided below) and (iii) any Subsidiary of an Unrestricted Subsidiary.

The board of directors (or analogous governing body) of the Borrower may designate any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary, unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Borrower or any Subsidiary of the Borrower (other than any Subsidiary of the Subsidiary to be so designated or an Unrestricted Subsidiary); provided that:

(a) such designation complies with Section 10.5;

(b) each of (1) the Subsidiary to be so designated and (2) its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of Holdings or any Restricted Subsidiary except for Indebtedness that could otherwise be incurred by Holdings, the Borrower or such Restricted Subsidiary hereunder and, if such Indebtedness is secured, the Liens securing such Indebtedness are permitted to be incurred by Holdings, the Borrower or such Restricted Subsidiary hereunder (provided that any such Indebtedness shall be deemed incurred hereunder by Holdings, the Borrower or such Restricted Subsidiary, as the case may be); and

(c) immediately after giving effect to such designation, no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing.

The board of directors (or analogous governing body) of the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time.

Any such designation by the board of directors (or analogous governing body) of the Borrower shall be notified by the Borrower to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the board resolution giving effect to such designation and a certificate of an Authorized Officer of the Borrower certifying that such designation complied with the foregoing provisions. Any reference to the board of directors (or analogous governing body) in this definition shall also include any duly constitute committee (whether standing or ad hoc) authorized to act on behalf of such board of directors (or analogous governing body).

“U.S.” and “United States” shall mean the United States of America.

“U.S. Lender” shall have the meaning provided in Section 5.4(e)(ii)(A).

“U.S. Special Resolution Regimes” shall have the meaning provided in Section 13.24.

“Voting Stock” shall mean, with respect to any Person as of any date, the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors (or analogous governing body) of such Person.

“Wholly-Owned Restricted Subsidiary” of any Person shall mean a Restricted Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required by applicable law to be owned by a local resident) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Wholly-Owned Subsidiary” of any Person shall mean a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required by applicable law to be owned by a local resident) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” shall mean any Credit Party, the Administrative Agent and, in the case of any U.S. federal withholding Tax, any other applicable withholding agent.

“Write-Down and Conversion Powers” shall mean with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof”, and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Section, Exhibit, and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

(h) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(i) All references to “knowledge” or “awareness” of any Credit Party or any Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of such Credit Party or such Restricted Subsidiary.

(j) The phrases “the Borrower and its Restricted Subsidiaries” and “the Borrower and the Restricted Subsidiaries” shall have the identical meaning and may be used interchangeably.

1.3 Accounting Terms.

(a) Except as expressly provided herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a consistent manner.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Fixed Charge Coverage Ratio, the Consolidated Total Debt to Consolidated EBITDA Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, and the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio shall each be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

(c) Where reference is made to “the Borrower and the Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of the Borrower other than Restricted Subsidiaries.

1.4 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number.

1.5 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents), and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases are permitted by any Credit Document; and (b) references to any Requirements of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting such Requirements of Law.

1.6 Exchange Rates.

(a) For purposes of any determination under Section 9, Section 10 or Section 11 or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all amounts incurred, outstanding, replaced or otherwise refinanced or proposed to be incurred, outstanding, replaced or otherwise refinanced in currencies other than Dollars shall be translated into Dollars at the Spot Rate in effect on the date of such determination; provided, however, that for purposes of determining compliance with Section 10 with respect to the amount of any Indebtedness, Restricted Investment, Lien, Asset Sale, or Restricted Payment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness, Lien or Restricted Investment is incurred (or, in the case of revolving Indebtedness, first committed) or after such Asset Sale or Restricted Payment is made; provided, further, for the avoidance of doubt, the foregoing provisions of this Section 1.6 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness, Lien, or Investment may be incurred or Asset Sale or Restricted Payment made at any time under such Sections. For purposes of any determination of Consolidated Total Debt, Consolidated Senior Secured Debt or Consolidated First Lien Secured Debt, amounts in currencies other than Dollars shall be translated into Dollars at the currency exchange rates used in preparing the most recently delivered Section 9.1 Financials.

1.7 Rates. The interest rate on LIBOR Loans is determined by reference to the LIBOR Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances set forth in Section 2.10(a), Section 2.10(a) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.10, of any change to the reference rate upon which the interest rate on LIBOR Loans is based. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission, or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof.

1.8 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.9 Timing of Payment or Performance. Except as otherwise provided herein, when the payment of any obligation or the performance of any covenant, duty, or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

1.10 Certifications. All certifications to be made hereunder by an officer or representative of a Credit Party shall be made by such a Person in his or her capacity solely as an officer or a representative of such Credit Party, on such Credit Party’s behalf and not in such Person’s individual capacity.

1.11 Compliance with Certain Sections. In the event that, at any time and from time to time, any Lien, Investment, Indebtedness, disposition, Restricted Payment, Affiliate transaction, Contractual Requirement or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions then permitted pursuant to the definition of “Maximum Incremental Facilities Amount”, “Permitted Investment”, “Permitted Lien” or any comparable definition or any clause or subsection of Section 9.9 or any clause or subsection of Sections 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6, then such transaction (or portion thereof) at any such time and from time to time shall be allocated (and re-allocated) to one or more of such clauses or subsections within the relevant sections as determined (or re-determined) by the Borrower in its sole discretion; provided that if any financial ratio or test governing any applicable Incurrence Based Amounts would be satisfied in any subsequent period following the utilization of any Fixed Amount, such transaction (or portion thereof) shall automatically be reclassified to utilize such Incurrence Based Amounts instead of the corresponding Fixed Amount (and the portion of the Fixed Amount previously utilized shall be deemed to be restored and unutilized) unless otherwise elected by the Borrower in its sole discretion.

1.12 Pro Forma and Other Calculations.

(a) For purposes of calculating the Fixed Charge Coverage Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and the Consolidated Total Debt to Consolidated EBITDA Ratio, Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (as determined in accordance with GAAP) that have been made by the Borrower or any Restricted Subsidiary during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the date of determination shall be calculated on a Pro Forma Basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (and the change in any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If, since the beginning of such period, any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation, or disposed operation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio, Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and Consolidated Total Debt to Consolidated EBITDA Ratio shall be calculated giving Pro Forma Effect thereto for such Test Period as if such Investment, acquisition, disposition, merger, consolidation, or disposed operation had occurred at the beginning of the Test Period. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, the Fixed Charge Coverage Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, the Consolidated Total Debt to Consolidated EBITDA Ratio and the Fixed Charge Coverage Ratio) (any such amounts, the

“Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”) or the incurrence of any revolving indebtedness substantially concurrently with any Incurrence Based Amounts, it is understood and agreed that the Fixed Amounts and revolving indebtedness shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence, except that incurrences of Indebtedness and Liens constituting Fixed Amounts shall be taken into account for purposes of Incurrence Based Amounts other than Incurrence Based Amounts contained in Section 2.14, Section 10.1 or Section 10.2.

(b) Whenever Pro Forma Effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower (and may include, for the avoidance of doubt and without duplication, cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies resulting from such Investment, acquisition, merger, or consolidation which is being given Pro Forma Effect that have been or are expected to be realized; provided that such cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies are made in compliance with the definition of Pro Forma Adjustment). If any Indebtedness bears a floating rate of interest and is being given Pro Forma Effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account for such entire period, any Hedging Obligation applicable to such Indebtedness with a remaining term of 12 months or longer, and in the case of any Hedging Obligation applicable to such Indebtedness with a remaining term of less than 12 months, taking into account such Hedging Obligation to the extent of its remaining term). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a Pro Forma Basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period (or, if lower, the greater of (i) maximum commitments under such revolving credit facilities as of the date of determination and (ii) the aggregate principal amount of loans outstanding under such a revolving credit facilities on such date). Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

(c) In connection with any action being taken solely in connection with a Limited Condition Transaction, for purposes of:

(i) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, Consolidated Total Debt to Consolidated EBITDA Ratio or the Fixed Charge Coverage Ratio;

(ii) determining the accuracy of representations and warranties in Section 8 and/or whether a Default or Event of Default shall have occurred and be continuing under Section 11; or

(iii) testing availability under baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA or Consolidated Total Assets);

in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (or (x) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (the “City Code”) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the applicable target is made in compliance with the City Code and (y) in respect of any transaction described in clause (b) of the definition of a Limited Condition Transaction, delivery of irrevocable notice or similar event) (the “LCT Test Date”), and if, after giving Pro Forma Effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date, the Borrower or the applicable Restricted Subsidiary could have taken such action on the relevant LCT Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower or a Restricted Subsidiary, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for, or “Rule 2.7 announcement” in respect of, as applicable, such Limited Condition Transaction is terminated or expires (or, if applicable, the irrevocable notice or similar event is terminated or expires) without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated until such time as the applicable Limited Condition Transaction has actually closed or the definitive agreement with respect thereto has been terminated.

(d) [Reserved].

(e) Notwithstanding anything to the contrary in this Section 1.12 or in any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, no Pro Forma Effect shall be given to any discontinued operations (and the EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated.

(f) Any determination of Consolidated Total Assets shall be made by reference to the last day of the Test Period most recently ended on or prior to the relevant date of determination.

(g) Except as otherwise specifically provided herein, all computations of Excess Cash Flow, Consolidated Total Assets, Available Amount, Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, Consolidated Total Debt to Consolidated EBITDA Ratio, the Fixed Charge Coverage Ratio and other financial ratios and financial calculations (and all definitions (including accounting terms) used in determining any of the foregoing) shall be calculated, in each case, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis.

(h) All leases of any Person that are or would be characterized as operating leases in accordance with GAAP prior to giving effect to FASB Accounting Standards Codification Update No. 2016-02 (Topic 842) (whether or not such operating leases were in effect at the time of effectiveness thereof) shall continue to be accounted for as operating leases (and not as Capital Leases) for purposes of this Agreement regardless of FASB Accounting Standards Codification Update No. 2016-02 (Topic 842) or any change in GAAP following the Closing Date that would otherwise require such leases to be recharacterized as Capital Leases. Without limiting the forgoing, all references to a “Capital Lease” or “Capital Leases” shall be understood to be a reference to a “Financing Lease” or “Financing Leases” where such nomenclature is consistent with GAAP.

1.13 Form Intercreditor Agreements. Notwithstanding anything to the contrary herein, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and/or Second Lien Intercreditor Agreement, as applicable, shall be deemed to be reasonable and acceptable to the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall be deemed to have consented to the use of each such intercreditor agreement (and to the Administrative Agent’s execution thereof) in connection with any Indebtedness permitted to be incurred, issued and/or assumed by the Borrower or any of its Subsidiaries pursuant to Section 10.1.

1.14 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or other Person, or an allocation of assets to a series of a limited liability company or other Person (or the unwinding of such a division or allocation) (any such transaction, a “Division”), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company or other Person shall constitute a separate Person hereunder (and each Division of any limited liability company or other Person that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 2. Amount and Terms of Credit.

2.1 Commitments. Subject to and upon the terms and conditions herein set forth, each Lender having an Initial Term Loan Commitment severally agrees to make (or shall be deemed to have made) Initial Term Loans denominated in Dollars to the Borrower on the Closing Date, which Initial Term Loans shall not exceed for any such Lender the Initial Term Loan Commitment of such Lender and in the aggregate shall not exceed $502,436,230.19. Such Term Loans (i) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or LIBOR Loans; provided that all Term Loans made (or deemed to have been made) by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, (ii) may be repaid or prepaid (without premium or penalty other than as set forth in Section 5.1(b)) in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed, (iii) shall not exceed for any such Lender the Initial Term Loan Commitment of such Lender, and (iv) shall not exceed in the aggregate the Total Initial Term Loan Commitments. On the Initial Term Loan Maturity Date, all then unpaid Initial Term Loans shall be repaid in full in Dollars.

2.2 Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing of Term Loans shall be in a minimum amount of at least the Minimum Borrowing Amount for such Type of Loans and in a multiple of $100,000 in excess thereof. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than eight Borrowings of LIBOR Loans that are Term Loans.

2.3 Notice of Borrowing.

(a) The Borrower shall give the Administrative Agent at the Administrative Agent’s Office prior to 12:00 p.m. (New York City time) (i) in the case of a Borrowing of ABR Loans, at least one Business Day’s prior written notice and (ii) in the case of a Borrowing of LIBOR Loans denominated in Dollars, at least three Business Days’ prior written notice (or, in the case of a Borrowing of Initial Term Loans deemed to have been made on the Closing Date, one Business Day; provided that the Borrower shall give the Administrative Agent such notice prior to 2:00 p.m. (New York City time) on such date, it being understood that such Notice of Borrowing shall be subject to the provisions of Section 2.11). Such notice (a “Notice of Borrowing”, substantially in the form of Exhibit K) shall specify (A) the aggregate principal amount of the Term Loans to be made (or deemed to be made), (B) the date of the Borrowing (which, in the case of a Borrowing of Initial Term Loans, shall be the Closing Date) and (C) whether the Term Loans shall consist of ABR Loans and/or LIBOR Loans and, if the Term Loans are to include LIBOR Loans, the Interest Period to be initially applicable thereto. A Notice of Borrowing may be in such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Officer of the Borrower. A Notice of Borrowing may be given by (x) telephone or (y) a written Notice of Borrowing (provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Notice of Borrowing). If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Borrowing of LIBOR Loans is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.3(a) (and the contents thereof), and of each Lender’s pro rata share of the requested Borrowing.

(b) [Reserved].

(c) [Reserved].

(d) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it shall give hereunder by telephone (which obligation is absolute), the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower.

2.4 Disbursement of Funds.

(a) No later than 1:00 p.m. (New York City time) on the date specified in each Notice of Borrowing, each Lender shall make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below; provided that on the Closing Date, such funds shall be deemed to be made available at such earlier time as may be agreed among the Lenders, the Borrower and the Administrative Agent for the purpose of consummating the Transactions.

(b) Each Lender shall make available all amounts it is to fund to the Borrower under any Borrowing for its applicable Commitments, and in immediately available funds, to the Administrative Agent at the Administrative Agent’s Office and the Administrative Agent will make available to the Borrower, by depositing to an account designated by the Borrower to the Administrative Agent the aggregate of the amounts so made available in Dollars; provided that on the Closing Date, such amounts shall be deemed to be made available by each Initial Lender to the Administrative Agent at the Administrative Agent’s Office and shall be deemed to be made available by the Administrative Agent to the Borrower. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent in Dollars. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the respective Loans.

(c) Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

2.5 Repayment of Loans; Evidence of Debt.

(a) [Reserved].

(b) The Borrower shall repay to the Administrative Agent, for the benefit of the Initial Term Loan Lenders, (i) on the last Business Day of each of March, June, September and December, commencing with the fiscal quarter ending on August 1, 2020 (each such date, an “Initial Term Loan Repayment Date”), a principal amount of Term Loans equal to the aggregate outstanding principal amount of Initial Term Loans deemed to have been made on the Closing Date multiplied by 0.25% (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 5 and Section 13.7 or increased as a result of any increase in the amount of such Term Loans pursuant to Section 2.14(a) (which shall include, at the Borrower’s election, such adjustments as are necessary in order to provide for the “fungibility” of such New Term Loans)) and (ii) on the Initial Term Loan Maturity Date, any remaining outstanding amount of Initial Term Loans (the repayment amounts in clauses (i) and (ii) above, each, an “Initial Term Loan Repayment Amount”).

(c) In the event that any New Term Loans are made, such New Term Loans shall, subject to Section 2.14(d), be repaid by the Borrower in the amounts (each, a “New Term Loan Repayment Amount”) and on the dates (each a “New Term Loan Repayment Date”) set forth in the applicable Joinder Agreement. In the event that any Extended Term Loans are established, such Extended Term Loans shall, subject to Section 2.14(g), be repaid by the Borrower in the amounts (each such amount with respect to any Extended Repayment Date, an “Extended Term Loan Repayment Amount”) and on the dates (each, an “Extended Repayment Date”) set forth in the applicable Extension Amendment.

(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(e) The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is an Initial Term Loan or New Term Loan, the Type of each Loan made and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(f) The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (d) and (e) of this Section 2.5 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that, in the event of any inconsistency between the Register and any such account or subaccount, the Register shall govern; provided, further, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made (or deemed to have been made) to the Borrower by such Lender in accordance with the terms of this Agreement.

(g) The Borrower hereby agrees that, upon request of any Lender at any time and from time to time after the Borrower has made an initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower’s own expense, a promissory note, substantially in the form of Exhibit G, as applicable, evidencing the Initial Term Loans and New Term Loans owing to such Lender. Thereafter, unless otherwise agreed to by the applicable Lender, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if requested by such payee, to such payee and its registered assigns).

2.6 Conversions and Continuations.

(a) Subject to the penultimate sentence of this clause (a), (x) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least $5,000,000 of the outstanding principal amount of Term Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any LIBOR Loans as LIBOR Loans for an additional Interest Period; provided that (i) no partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans made (or deemed to have been made) pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into LIBOR Loans if an Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversion, (iii) LIBOR Loans denominated in Dollars may not be continued as LIBOR Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent prior written notice (each, “Notice of Conversion or Continuation”, substantially in the form of Exhibit K) at the Administrative Agent’s Office prior to 12:00 noon (New York City time) at least three Business Days prior, in the case of a continuation of or conversion to LIBOR Loans (other than in the case of a notice delivered on the Closing Date, which shall be deemed to be effective on the Closing Date), or 10:00 a.m. (New York City time) on the proposed day of a conversion into ABR Loans. Such notice may be given by (A) telephone, or (B) a Notice of Conversion; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Notice of Conversion. A

Notice of Conversion or Continuation may be in such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and shall be appropriately completed and signed by an Authorized Officer of the Borrower. Each such Notice of Conversion shall specify the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a LIBOR Loan, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b) If any Event of Default is in existence at the time of any proposed continuation of any LIBOR Loans denominated in Dollars and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, such LIBOR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans. If upon the expiration of any Interest Period in respect of LIBOR Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a), the Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.

2.7 Pro Rata Borrowings. Each Borrowing of Initial Term Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable Initial Term Loan Commitments. Each Borrowing of New Term Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable New Term Loan Commitments. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) other than as expressly provided herein with respect to a Defaulting Lender, failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation, under any Credit Document.

2.8 Interest.

(a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin for ABR Loans plus the ABR, in each case, in effect from time to time.

(b) The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin for LIBOR Loans plus the relevant Adjusted LIBOR Rate.

(c) If an Event of Default pursuant to Section 11.1(a) (with respect to nonpayment of principal, interest or Fees) or 11.1(e) has occurred and is continuing (but after giving effect to any grace period set forth therein), if all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum (the “Default Rate”) that is (x) in the case of overdue principal or interest, the rate then borne by (in the case of such principal) such Borrowings or (in the case of interest) the Borrowings to which such overdue amount relates plus 2.00% or (y) in the case of any fees and other overdue amount to the extent permitted by applicable law, the rate described in Section 2.8(a) for ABR Loans denominated in Dollars plus 2.00% from the date of such non-payment to the date on which such amount is paid in full (after as well as before judgment).

(d) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in the same currency as such Loan; provided that any Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the last Business Day of each fiscal quarter of the Borrower, (ii) in respect of each LIBOR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, (A) on any prepayment in respect thereof, (B) at maturity (whether by acceleration or otherwise), and (C) after such maturity, on demand.

(e) All computations of interest hereunder shall be made in accordance with Section 5.5.

(f) The Administrative Agent, upon determining the interest rate for any Borrowing of LIBOR Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

2.9 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of LIBOR Loans in accordance with Section 2.6(a), the Borrower shall give the Administrative Agent written notice of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period (or if available to all the Lenders making such LIBOR Loans as determined by such Lenders in good faith based on prevailing market conditions, a twelve month or shorter period); provided that the initial Interest Period applicable to the Loans funded on the Closing Date will commence on the Closing Date and end on December 31, 2019.

Notwithstanding anything to the contrary contained above:

(a) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(b) if any Interest Period relating to a Borrowing of LIBOR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; and

(d) the Borrower shall not be entitled to elect any Interest Period in respect of any LIBOR Loan if such Interest Period would extend beyond the Maturity Date of such Loan.

2.10 Increased Costs, Illegality, Replacement of LIBOR, Etc.

(a) In the event that (x) in the case of clause (i) below, the Administrative Agent and (y) in the case of clauses (ii) and (iii) below, the Required Lenders shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining the Adjusted LIBOR Rate for any Interest Period that (x) deposits in the principal amounts and currencies of the Loans comprising such LIBOR Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Closing Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate; or

(ii) at any time, that such Lenders shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans (including any increased costs or reductions attributable to Taxes, other than any increase or reduction attributable to Indemnified Taxes, Excluded Taxes or Other Taxes) because of any Change in Law; or

(iii) at any time, that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lenders in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Closing Date that materially and adversely affects the interbank LIBOR market;

(such Loans, “Impacted Loans”), then, and in any such event, the Required Lenders (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to LIBOR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lenders, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Required Lenders in their reasonable discretion shall determine) as shall be required to compensate such Lenders for such actual increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lenders, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lenders shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto), and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in clause (x) or (y), as applicable, of Section 2.10(b) promptly and, in any event, within the time period required by law.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in Section 2.10(a)(i)(x), the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (x) of the first sentence of the immediately preceding paragraph, (2) the Administrative Agent or the affected Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Requirements of Law have made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

(b) At any time that any LIBOR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (x) if a Notice of Borrowing or Notice of Conversion or Continuation with respect to the affected LIBOR Loan has been submitted pursuant to Section 2.3 or Section 2.6 but the affected LIBOR Loan has not been funded or continued, cancel such requested Borrowing by giving the Administrative Agent written notice thereof on the same date that the Borrower was notified by Lenders pursuant to Section 2.10(a)(ii) or (iii) or (y) if the affected LIBOR Loan is then outstanding and denominated in Dollars, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(c) If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity occurring after the Closing Date, has or would have the effect of reducing the actual rate of return on such Lender’s or its parent’s or its Affiliate’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent or its Affiliate could have achieved but for such Change in Law (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy or liquidity), then from time to time, promptly after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such actual additional amount or amounts as will compensate such Lender or its parent for such actual reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any law, rule or regulation as in effect on the Closing Date or to the extent such Lender is not imposing such charges on, or requesting such compensation from, borrowers (similarly situated to the Borrower hereunder) under comparable syndicated credit facilities similar to the Credit Facility. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) promptly following receipt of such notice.

(d) If the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining its affected LIBOR Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter (which notice shall include supporting calculations in reasonable detail). If such notice is given, (i) any LIBOR Loan requested to be made on the first day of such Interest Period in Dollars shall be made as an ABR Loan, (ii) any Loans denominated in Dollars that were to have been converted on the first day of such Interest

Period to LIBOR Loans shall be continued as an ABR Loan and (iii) any outstanding LIBOR Loans denominated in Dollars shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to LIBOR Loans.

(e) [Reserved].

(f) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent in writing (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the administrator of the LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent or the administrator of the LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or

(iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment; provided that, in each case, any such alternate benchmark rate shall be administratively feasible as determined by the Administrative Agent in its sole discretion consistent with the treatment of other similarly situated borrowers.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended (to the extent of the affected LIBOR Rate Loans or Interest Periods), and (y) the LIBOR Rate component shall no longer be utilized in determining the ABR. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans (to the extent of the affected LIBOR Rate Loans or Interest Periods) or, failing that will be deemed to have converted such request into a request for a Borrowing of ABR Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement

2.11 Compensation. If (a) any payment of principal of any LIBOR Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such LIBOR Loan as a result of a payment or conversion pursuant to Sections 2.5, 2.6, 2.10, 5.1, 5.2 or 13.7, as a result of acceleration of the maturity of the Loans pursuant to Section 11 or for any other reason, (b) any Borrowing of LIBOR Loans is not made as a result of a withdrawn Notice of Borrowing or a failure to satisfy borrowing conditions, (c) any ABR Loan is not converted into a LIBOR Loan as a result of a withdrawn Notice of Conversion or Continuation, (d) any LIBOR Loan is not continued as a LIBOR Loan, as the case may be, as a result of a withdrawn Notice of Conversion or Continuation or (e) any prepayment of principal of any LIBOR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Sections 5.1 or 5.2, the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), promptly pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBOR Loan. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender as specified in this Section 2.11 and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive, absent manifest error. The obligations of the Borrower under this Section 2.11 shall survive the payment in full of the Loans and the termination of this Agreement.

2.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 2.10(a)(ii), 2.10(a)(iii), 2.10(b), 3.5 or 5.4 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no unreimbursed cost or other material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 2.10, 3.5 or 5.4.

2.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Sections 2.10, 2.11 or 3.5 is given by any Lender more than 120 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Sections 2.10, 2.11 or 3.5, as the case may be, for any such amounts incurred or accruing prior to the 121st day prior to the giving of such notice to the Borrower.

2.14 Incremental Facilities.

(a) The Borrower may, by written notice to Administrative Agent, elect to request the establishment of one or more additional tranches of term loans or increases in Term Loans of any Class (the commitments thereto, the “New Term Loan Commitments”), by an aggregate amount not in excess of the Maximum Incremental Facilities Amount in the aggregate and not less than $5,000,000 individually (or such lesser amount as (x) may be approved by the Administrative Agent or (y) shall constitute the difference between the Maximum Incremental Facilities Amount and all such New Term

Loan Commitments obtained on or prior to such date). The Borrower may approach any Lender or any Person (other than a natural Person) to provide all or a portion of the New Term Loan Commitments; provided that any Lender offered or approached to provide all or a portion of the New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Term Loan Commitment. In each case, such New Term Loan Commitments shall become effective as of the applicable Increased Amount Date; provided that (i) no Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Term Loan Commitments as applicable (or, in connection with a Limited Condition Transaction, at the time of such Increased Amount Date or, if earlier, the applicable LCT Test Date, so long as there is no Event of Default under Section 11.1(a) or Section 11.1(e) on such applicable LCT Test Date) and (ii) the New Term Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower and Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 5.4(e). Any New Term Loans made on an Increased Amount Date shall, at the election of the Borrower and agreed to by Lenders providing such New Term Loan Commitments, be designated as (a) a separate series (a “Series”) of New Term Loans for all purposes of this Agreement or (b) as part of a Series of existing Term Loans for all purposes of this Agreement.

(b) [Reserved].

(c) On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender with a New Term Loan Commitment (each, a “New Term Loan Lender”) of any Series shall make a Loan to the Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

(d) The terms and provisions of the New Term Loans and New Term Loan Commitments of any Series shall be on terms and documentation set forth in the Joinder Agreement as determined by the Borrower; provided that (i) the applicable New Term Loan Maturity Date of each Series shall be no earlier than the Initial Term Loan Maturity Date; (ii) the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity (without giving effect to prepayments) of the Initial Term Loans; (iii) the pricing, interest rate margins, discounts, premiums, rate floors, fees, and amortization schedule applicable to any New Term Loans shall be determined by the Borrower and the Lenders thereunder; provided that clauses (i) and (ii) shall not apply to (I) any customary bridge facility so long as the long-term debt into which any such customary bridge facility is to be converted satisfies clauses (i) and (ii), (II) up to the greater of (x) $228,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period (on a Pro Forma Basis) prior to such date of determination of New Term Loans (as elected by the Borrower) or (III) any New Term Loans incurred in connection with a Permitted Acquisition or Investment permitted hereunder; provided, further, that, other than with respect to up to the greater of (x) $228,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period (on a Pro Forma Basis) prior to such date of determination of New Term Loans (as elected by the Borrower), with respect to any broadly syndicated New Term Loan denominated in Dollars consisting of term loans incurred pursuant to clause (a)(1) of the definition of Maximum Incremental Facilities Amount that (I) ranks equal in right of payment and is secured by the Collateral on a pari passu basis with the Initial Term Loans, (II) matures earlier than two (2) years after the Initial Term Loan Maturity Date or (III) is not incurred in connection with a Permitted Acquisition or other Investment, only during the period commencing on the Closing Date and ending on the date that is 6 months after the Closing Date, if the Effective Yield for LIBOR Loans or ABR Loans in respect of such New Term Loans exceeds the Effective Yield for LIBOR Loans or ABR Loans, respectively, in respect of the Initial Term Loans by more than 1.00%, the Applicable Margin for LIBOR Loans or ABR Loans in respect of the Initial Term Loans shall be adjusted so that the Effective Yield in respect of the Initial Term Loans is equal to the Effective Yield for LIBOR Loans or ABR Loans in respect of the New Term Loans minus 1.00%.

(e) [Reserved].

(f) Each Joinder Agreement may, without the consent of any other Lenders, effect technical and corresponding amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provision of this Section 2.14.

(g) (i) The Borrower may at any time, and from time to time, request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.14(g). In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class which such request shall be offered equally to all such Lenders) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be on terms to be agreed between the Borrower and the Lender providing such Extended Term Loan; provided, however, that (x) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.5 or in the Joinder Agreement, as the case may be, with respect to the Existing Term Loan Class from which such Extended Term Loans were converted, in each case as more particularly set forth in paragraph (iv) of this Section 2.14(g) below), and (y) (A) the interest margins with respect to the Extended Term Loans may be higher or lower than the interest margins for the Term Loans of such Existing Term Loan Class and/or (B) additional fees, premiums or applicable high-yield discount obligation (“AHYDO”) payments may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased margins contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment. Notwithstanding anything to the contrary in this Section 2.14 or otherwise, no Extended Term Loans may be optionally prepaid prior to the date on which the Existing Term Loan Class from which they were converted is repaid in full, except in accordance with the last sentence of Section 5.1(a). No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Extension Request. Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class from which they were converted.

(ii) [Reserved].

(iii) Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans converted into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans of the Existing Term Loan Class or Existing Term Loan Classes subject to such Extension Request that it has elected to convert into Extended Term Loans. In the event that the aggregate amount of Term Loans of the Existing Term Loan Class or Existing Term Loan Classes subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Term Loans of the Existing Term Loan Class or Existing Term Loan Classes subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Extension Election.

(iv) Extended Term Loans shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.14(g)(iv) and notwithstanding anything to the contrary set forth in Section 13.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders. No Extension Amendment shall provide for any tranche of Extended Term Loans in an aggregate principal amount that is less than $10,000,000. In addition to any terms and changes required or permitted by Section 2.14(g)(i), each Extension Amendment (x) shall amend the scheduled amortization payments pursuant to Section 2.5 or the applicable Joinder Agreement with respect to the Existing Term Loan Class from which the Extended Term Loans were converted to reduce each scheduled Repayment Amount for the Existing Term Loan Class in the same proportion as the amount of Term Loans of the Existing Term Loan Class is to be converted pursuant to such Extension Amendment (it being understood that the amount of any Repayment Amount payable with respect to any individual Term Loan of such Existing Term Loan Class that is not an Extended Term Loan shall not be reduced as a result thereof) and (y) may, but shall not be required to, impose additional requirements (not inconsistent with the provisions of this Agreement in effect at such time) with respect to the final maturity and weighted average life to maturity of New Term Loans incurred following the date of such Extension Amendment. Notwithstanding anything to the contrary in this Section 2.14(g) and without limiting the generality or applicability of Section 13.1 to any Section 2.14 Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.14 Additional Amendment”) to this Agreement and the other Credit Documents; provided that such Section 2.14 Additional Amendments are within the requirements of Section 2.14(g)(i) and do not become effective prior to the time that such Section 2.14 Additional Amendments have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of New Term Loans provided for in any Joinder Agreement and (2) consents applicable to holders of any Extended Term Loans provided for in any Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Section 2.14 Additional Amendments to become effective in accordance with Section 13.1.

(v) Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Term Loan Class is converted to extend the related scheduled maturity date(s) in accordance with clause (i) above, the aggregate principal amount of such existing Term Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Term Loans (together with any other Extended Term Loans so established on such date).

(vi) The Administrative Agent and the Lenders hereby consent to the consummation of the transactions contemplated by this Section 2.14 (including, for the avoidance of doubt, payment of any interest, fees, or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Amendment) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment or amendment section) or any other Credit Document that may otherwise prohibit or restrict any such extension or any other transaction contemplated by this Section 2.14.

2.15 Permitted Debt Exchanges.

(a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower, the Borrower may from time to time following the Closing Date consummate one or more exchanges of Term Loans for Permitted Other Indebtedness in the form of notes (such notes, “Permitted Debt Exchange Notes”, and each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) no Event of Default shall have occurred and be continuing at the time the final offering document in respect of a Permitted Debt Exchange Offer is delivered to the relevant Lenders, (ii) the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall equal no more than the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans; provided that the aggregate principal amount of the Permitted Debt Exchange Notes may include accrued interest and premium (if any) under the Term Loans exchanged and underwriting discounts, fees, commissions and expenses in connection with the issuance of such Permitted Debt Exchange Notes, (iii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged under each applicable Class by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), (iv) if the aggregate principal amount of all Term Loans of a given Class (calculated on the face amount thereof) tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof of the applicable Class actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of such Class offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrower and the Auction Agent and (vi) any applicable Minimum Tender Condition shall be satisfied.

(b) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.15, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 5.1 or 5.2, and (ii) such Permitted Debt Exchange Offer shall be made for not less than $10,000,000 in aggregate principal amount of Term Loans; provided that subject to the foregoing clause (ii), the Borrower may at its election specify as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans of any or all applicable Classes be tendered.

(c) In connection with each Permitted Debt Exchange, the Borrower and the Auction Agent shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.15 and without conflict with Section 2.15(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than a reasonable period (in the discretion of the Borrower and the Auction Agent) of time following the date on which the Permitted Debt Exchange Offer is made.

(d) The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (x) none of the Auction Agent, the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended.

2.16 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Requirements of Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 13.1.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.8 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Borrower or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 7 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 4 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 3. [Reserved].

Section 4. Fees.

4.1 Fees.

(a) Without duplication, the Borrower agrees to pay to the Administrative Agent in Dollars, for its own account, administrative agent fees as have been previously agreed in writing or as may be agreed in writing from time to time.

(b) Notwithstanding the foregoing, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 4.1 except as otherwise provided in Section 2.16.

4.2 [Reserved].

4.3 Mandatory Termination of Commitments.

(a) The Initial Term Loan Commitments shall terminate on the Closing Date, contemporaneously with the Borrowing of the Initial Term Loans.

(b) [Reserved].

(c) The New Term Loan Commitment for any Series shall, unless otherwise provided in the applicable Joinder Agreement, terminate, contemporaneously with the Borrowing of such New Term Loans.

Section 5. Payments.

5.1 Voluntary Prepayments.

(a) The Borrower shall have the right to prepay Loans, other than as set forth in Section 5.1(b), without premium or penalty, in whole or in part from time to time on the following terms and conditions: (1) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice of its intent to make such prepayment, the amount of such prepayment and (in the case of LIBOR Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 12:00 noon (New York City time) (i) in the case of LIBOR Loans, three Business Days prior to and (ii) in the case of ABR Loans, on the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the Lenders; (2) each partial prepayment of (i) any Borrowing of LIBOR Loans shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof (or an amount that represents the entire remaining amount of such Borrowing or as otherwise reasonably agreed by the Administrative Agent) and (ii) any ABR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof (or an amount that represents the entire remaining amount of such Borrowing or as otherwise reasonably agreed by the Administrative Agent), provided that no partial prepayment of LIBOR Loans made (or deemed to have been made) pursuant to a single Borrowing shall reduce the outstanding LIBOR Loans made (or deemed to have been made) pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount for such LIBOR Loans , and (3) in the case of any prepayment of LIBOR Loans pursuant to this Section 5.1 on any day other than the last day of an Interest Period applicable thereto, the Borrower shall, promptly after receipt of a written request by any applicable Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required pursuant to Section 2.11. Each prepayment in respect of any Term Loans pursuant to this Section 5.1 shall be (a) applied to the Class or Classes of Term Loans as the Borrower may specify and (b) applied to reduce Initial Term Loan Repayment Amounts, any New Term Loan Repayment Amounts, and, subject to Section 2.14(g), Extended Term Loan Repayment Amounts, as the case may be, in each case, in such order as the Borrower may specify. At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Loan of a Defaulting Lender.

(b) In the event that, on or prior to the six month anniversary of the Closing Date, the Borrower (i) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Initial Term Loans (including any required assignment pursuant to Section 13.7) or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Initial Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.

5.2 Mandatory Prepayments.

(a) Term Loan Prepayments.

(i) On each occasion that a Prepayment Event occurs, the Borrower shall, within three Business Days after receipt of the Net Cash Proceeds of a Debt Incurrence Prepayment Event (other than one covered by clause (iii) below) and within ten Business Days after the occurrence of any other Prepayment Event (or, in the case of Deferred Net Cash Proceeds, within ten Business Days after the Deferred Net Cash Proceeds Payment Date), prepay, in accordance with clause (c) below, Term Loans with an equivalent principal amount equal to 100% of the Net Cash Proceeds from such Prepayment Event; provided, that with respect to an Asset Sale Prepayment Event, Casualty Event or Permitted Sale Leaseback, the percentage in this Section 5.2(a)(i) shall be reduced to (i) 50% if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (prior to giving effect thereto but, at the election of the Borrower, giving effect to any prepayment described in Section 5.2(a)(ii)(y) below and as certified by an Authorized Officer of the Borrower) for the most recent Test Period ended prior to such prepayment date is less than or equal to 2.75:1.00 and (ii) 0% if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (prior to giving effect thereto but, at the election of the Borrower, giving effect to any prepayment described in Section 5.2(a)(ii)(y) below and as certified by an Authorized Officer of the Borrower) for the most recent Test Period ended prior to such prepayment date is less than or equal to 2.25:1.00; provided, further, that, with respect to the Net Cash Proceeds of an Asset Sale Prepayment Event or

Casualty Event, in each case solely to the extent with respect to any Collateral, the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase Indebtedness (and with such prepaid or repurchased Indebtedness permanently extinguished) with a Lien on the Collateral ranking senior or equal with the Liens securing the Obligations to the extent any such Indebtedness requires the issuer of such Indebtedness to prepay or make an offer to purchase such Indebtedness with the proceeds of such Prepayment Event, in each case in an amount not to exceed the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the Indebtedness with a Lien on the Collateral ranking senior or equal with the Liens securing the Obligations and with respect to which such a requirement to prepay or make an offer to purchase exists and the denominator of which is the sum of the outstanding principal amount of such Indebtedness and the outstanding principal amount of Term Loans.

(ii) Not later than ten Business Days after the date on which financial statements are required to be delivered pursuant to Section 9.1(a) for any fiscal year (commencing with the fiscal year ending January 30, 2021), the Borrower shall prepay (or cause to be prepaid), in accordance with clause (c) below, Term Loans with a principal amount equal to (x) 50% of Excess Cash Flow for such fiscal year; provided that (A) the percentage in this Section 5.2(a)(ii) shall be reduced to 25% if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (recalculated to give pro forma effect thereto and, at the election of the Borrower, giving effect to any prepayment described in clause (y) below and as certified by an Authorized Officer of the Borrower) for the most recent Test Period ended prior to such prepayment date is less than or equal to 3.50:1.00 but greater than 3.00:1.00 and (B) the percentage in this Section 5.2(a)(ii) shall be reduced to 0% if the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio on the date of prepayment (recalculated to give pro forma effect thereto and, at the election of the Borrower, giving effect to any prepayment described in clause (y) below and as certified by an Authorized Officer of the Borrower) for the most recent Test Period ended prior to such prepayment date is less than or equal to 3.00:1.00, minus, at the election of the Borrower, (y) (i) the principal amount of Term Loans voluntarily prepaid pursuant to Section 5.1 or Section 13.6 or, to the extent permitted hereunder, voluntary prepayment of Permitted Other Indebtedness and/or voluntary prepayments of other Indebtedness secured by Liens on the Collateral on a pari passu basis or senior basis to the Liens on the Collateral securing the Loans (including any New Term Loans) (in each case, including debt buybacks made by the Borrower and its Subsidiaries at or below par, in which case the amount of voluntary prepayments of Loans or other applicable Indebtedness shall be deemed to be the actual purchase price paid for such Loans or other applicable Indebtedness) and the amount paid in cash in respect of any reduction in the outstanding amount of any Indebtedness resulting from the application of any “yank-a-bank” provisions, in each case during such fiscal year, subject to the immediately succeeding proviso, or after such fiscal year and prior to the date of the required Excess Cash Flow payment (provided that, for the avoidance of doubt, any such voluntary prepayments that have not been applied to reduce the payments which may be due from time to time pursuant to this Section 5.2(a)(ii) shall be carried over to subsequent periods, and may reduce the payments due from time to time pursuant to this Section 5.2(a)(ii) during such subsequent periods, until such time as such voluntary prepayments reduce such payments which may be due from time to time) and (ii) to the extent accompanied by permanent reduction of commitments, optional reductions of Commitments (as defined in the ABL Credit Agreement), Incremental Revolving Commitments (as defined in the ABL Credit Agreement) or ABL Loans, in each case, other than to the extent any such prepayment is funded with the proceeds of Funded Debt; provided that any such prepayment amount shall, at the option of the Borrower, in each case without duplication of any such reduction from the definition of “Excess Cash Flow” by such amounts, be reduced on a dollar-for-dollar basis for such fiscal year by the aggregate amount of clauses (ii)(b), (f), (g), (h),

(i), (j), (k), (l) and (m) of the definition of “Excess Cash Flow” for such fiscal year; provided further that prepayments under this Section 5.2(a)(ii) shall only be required if the required prepayment is in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period in the aggregate and solely to the amount of such required prepayment in excess thereof.

(iii) On each occasion that Permitted Other Indebtedness is issued or incurred pursuant to Section 10.1(w), the Borrower shall within three Business Days of receipt of the Net Cash Proceeds of such Permitted Other Indebtedness prepay, in accordance with clause (c) below, Term Loans with a principal amount equal to 100% of the Net Cash Proceeds from such issuance or incurrence of Permitted Other Indebtedness.

Notwithstanding any other provisions of this Section 5.2, (A) to the extent that any or all of the Net Cash Proceeds of any Prepayment Event giving rise to a prepayment pursuant to clause (i) above or Excess Cash Flow are prohibited or delayed by any Requirements of Law from being repatriated an amount equal to the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in clauses (i) and (ii) above, as the case may be, but only so long, as the applicable Requirements of Law will not permit repatriation (the Credit Parties hereby agreeing to promptly take all actions reasonably required by the applicable Requirements of Law to permit repatriation), and once a repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable Requirements of Law, an amount equal to such Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than ten Business Days after such repatriation is permitted) applied (net of any taxes or legal or other fees to repatriate funds that would be payable or reserved against if such amounts were actually repatriated whether or not they are repatriated) to the repayment of the Loans pursuant to clauses (i) and (ii) above, as applicable, and (B) to the extent that the Borrower has determined in good faith that repatriation of any of or all such Net Cash Proceeds or any such Excess Cash Flow would have a material adverse tax consequence with respect to such Net Cash Proceeds or Excess Cash Flow, an amount equal to the portion of such Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Subsidiary; provided that in the case of this clause (B), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to clause (i) above or, in the case of Excess Cash Flow, a date on or before the date that is eighteen months after the date an amount equal to such Excess Cash Flow would have so required to be applied to prepayments pursuant to clause (ii) above unless previously actually repatriated in which case such repatriated Excess Cash Flow shall have been promptly applied to the repayment of the Term Loans pursuant to clause (ii) above, (x) the Borrower shall apply an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Credit Parties rather than such Subsidiary, less the amount of any taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated to the extent such taxes are not taken into account by the definition of Net Cash Proceeds or Excess Cash Flow, as applicable (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow shall be applied to the repayment of Indebtedness. For the avoidance of doubt, nothing in this Agreement, including Section 5 shall be construed to require any Subsidiary to repatriate cash.

(b) [Reserved].

(c) Application to Repayment Amounts. Subject to Section 5.2(f), each prepayment of Term Loans required by Section 5.2(a)(i) or (ii) shall be allocated pro rata among the Initial Term Loans, the New Term Loans and the Extended Term Loans based on the applicable remaining Repayment Amounts due thereunder and shall be applied within each Class of Term Loans in respect of such Term Loans in direct order of maturity thereof or as otherwise directed by the Borrower; provided that if any Class of Extended Term Loans have been established hereunder, the Borrower may allocate such prepayment in its sole discretion to the Term Loans of the Existing Term Loan Class, if any, from which such Extended Term Loans were converted (except, as to Term Loans made (or deemed to have been made) pursuant to a Joinder Agreement, as otherwise set forth in such Joinder Agreement, or as to a Replacement Term Loan). Subject to Section 5.2(f), with respect to each such prepayment, the Borrower will, not later than the date specified in Section 5.2(a) for making such prepayment, give the Administrative Agent written notice which shall include a calculation of the amount of such prepayment to be applied to each Class of Term Loans requesting that the Administrative Agent provide notice of such prepayment to each Initial Term Loan Lender, New Term Loan Lender or Lender of Extended Term Loans, as applicable.

(d) Application to Term Loans. With respect to each prepayment of Term Loans required by Section 5.2(a), the Borrower may, if applicable, designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that if any Lender has provided a Rejection Notice in compliance with Section 5.2(f), such prepayment shall be applied with respect to the Term Loans to be prepaid on a pro rata basis across all outstanding Types of such Term Loans in proportion to the percentage of such outstanding Term Loans to be prepaid represented by each such Class. In the absence of a Rejection Notice or a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(e) [Reserved].

(f) Rejection Right. The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 5.2(a) at least three Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender holding Term Loans of the contents of such prepayment notice and of such Lender’s pro rata share of the prepayment. Each Lender may reject all (but not less than all) of its pro rata share of any mandatory prepayment other than any such mandatory prepayment with respect to a Debt Incurrence Prepayment Event under Section 5.2(a)(i) or (iii) (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to Section 5.2(a) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent no later than 5:00 p.m. (New York City time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower (“Retained Declined Proceeds”).

5.3 Method and Place of Payment.

(a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrower, without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto not later than 12:00 noon (New York City time) on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by notice to the Borrower, it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account; provided that in connection with any prepayment resulting in the Termination Date, such payment shall instead be made by 5:00 p.m. (New York City time) on the Termination Date. All repayments or prepayments of any Loans (whether of principal, interest or otherwise) hereunder and all other payments under each Credit Document shall, unless otherwise specified in such Credit Document, be made in Dollars. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 12:00 noon (New York City time) or, otherwise, on the next Business Day in the Administrative Agent’s sole discretion) like funds relating to the payment of principal or interest or Fees ratably to the Lenders entitled thereto.

(b) Any payments under this Agreement that are made later than 12:00 noon (New York City time) or, as applicable, 5:00 p.m. (New York City time) may be deemed to have been made on the next succeeding Business Day in the Administrative Agent’s sole discretion for purposes of calculating interest thereon. Except as otherwise provided herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

5.4 Net Payments.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) A payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document shall, except to the extent required by any applicable Requirements of Law, be made free and clear of and without reduction or withholding for any Taxes.

(ii) If any Credit Party, the Administrative Agent or any other applicable Withholding Agent shall be required by applicable Requirements of Law to withhold or deduct any Taxes from any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, then (A) such Withholding Agent shall withhold or make such deductions as are reasonably determined by such Withholding Agent to be required by such Requirements of Law, (B) such Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that after any required withholding or deductions have been made (including withholding or deductions applicable to additional sums payable under this Section 5.4) each Lender (or, in the case of a payment to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such withholding or deductions been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of clause (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Administrative Agent or any applicable Lender, timely reimburse the Administrative Agent or any Lender for the payment of any Other Taxes.

(c) Tax Indemnifications. Without limiting the provisions of clause (a) or (b) above, the Borrower shall indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 15 days after receipt of written demand therefor, for the full amount of Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) payable or paid by the Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant

Governmental Authority. A certificate as to the amount of any such payment or liability (along with a written statement setting forth in reasonable detail the basis and calculation of such amounts) delivered to the Borrower by a Lender acting reasonably and in good faith, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. If the Borrower reasonably believes that any such Indemnified Taxes or Other Taxes were not correctly or legally asserted, the Administrative Agent and/or each affected Lender will use reasonable efforts to cooperate with the Borrower in pursuing a refund of such Indemnified Taxes or Other Taxes so long as such efforts would not, in the sole determination of the Administrative Agent or affected Lender, result in any additional costs, expenses or risks or be otherwise disadvantageous to it.

(d) Evidence of Payments. After any payment of Taxes by any Credit Party or the Administrative Agent to a Governmental Authority as provided in this Section 5.4, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders and Tax Documentation.

(i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at such time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not any payments made hereunder or under any other Credit Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of any payments to be made to such Lender by any Credit Party pursuant to any Credit Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. Any documentation and information required to be delivered by a Lender pursuant to this Section 5.4(e) (including any specific documentation set forth in subsection (ii) below) shall be delivered by such Lender (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before any date on which such documentation expires or becomes obsolete or invalid, (iii) after the occurrence of any change in the Lender’s circumstances requiring a change in the most recent documentation previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and each such Lender shall promptly notify in writing the Borrower and the Administrative Agent if such Lender is no longer legally eligible to provide any documentation previously provided.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “U.S. Lender”) shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding tax or information reporting requirements;

(B) each Non-U.S. Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of U.S. federal withholding tax with respect to any payments hereunder or under any other Credit Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) whichever of the following is applicable:

(1) executed originals of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any applicable successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party;

(2) executed originals of Internal Revenue Service Form W-8ECI (or any successor form thereto);

(3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate, substantially in the form of Exhibit J-1, J-2, J-3 or J-4, as applicable, (a “Non-Bank Tax Certificate”), to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Credit Document are effectively connected with such Non-U.S. Lender’s conduct of a United States trade or business and (y) executed originals of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any applicable successor form);

(4) where such Lender is a partnership (for U.S. federal income tax purposes) or otherwise not a beneficial owner (e.g., where such Lender has sold a participation), Internal Revenue Service Form W-8IMY (or any successor thereto) and all required supporting documentation (including, where one or more of the underlying beneficial owner(s) is claiming the benefits of the portfolio interest exemption, a Non-Bank Tax Certificate of such beneficial owner(s)) (provided that, if the Non-U.S. Lender is a partnership and not a participating Lender, the Non-Bank Tax Certificate(s) may be provided by the Non-U.S. Lender on behalf of the direct or indirect partner(s)); or

(5) executed originals of any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made;

(C) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (B), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(D) if the Administrative Agent is a “United States person” (as defined in Section 7701(a)(30) of the Code), it shall provide the Borrower with two duly completed original copies of Internal Revenue Service Form W-9. If the Administrative Agent is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it shall provide an applicable Form W-8 (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders.

(iii) Notwithstanding anything to the contrary in this Section 5.4, no Lender shall be required to deliver any documentation that it is not legally eligible to deliver.

(iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 5.4(e).

(f) Treatment of Certain Refunds. If the Administrative Agent or any Lender determines, in its sole reasonable discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 5.4, the Administrative Agent or such Lender (as applicable) shall promptly pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Credit Parties under this Section 5.4 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) reasonably incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, shall repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. In such event, the Administrative Agent or such Lender, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that the Administrative Agent or such Lender may delete any information therein that it deems confidential). Notwithstanding anything to the contrary in this clause (f), in no event will the Administrative Agent or any Lender be required to pay any amount to an indemnifying party pursuant to this clause (f) the payment of which would place the Administrative Agent or any Lender in a less favorable net after-Tax position than the Administrative Agent or any Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (f) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.

(g) [reserved];

(h) [reserved];

(i) For the avoidance of doubt, for purposes of this Section 5.4, the term “Requirements of Law” includes FATCA.

(j) Each party’s obligations under this Section 5.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Credit Documents.

5.5 Computations of Interest and Fees.

(a) All computations of interest for ABR Loans (including ABR Loans determined by reference to the LIBOR Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).

(b) Fees shall be calculated on the basis of a 360-day year for the actual days elapsed.

5.6 Limit on Rate of Interest.

(a) No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, the Borrower shall not be obliged to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

(b) Payment at Highest Lawful Rate. If the Borrower is not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), the Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules, and regulations.

(c) Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Credit Documents would obligate the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any applicable law, rule or regulation, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by the Borrower to the affected Lender under Section 2.8; provided that to the extent lawful, the interest or other amounts that would have been payable but were not payable as a result of the operation of this Section shall be cumulated and the interest payable to such Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.

Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from the Borrower an amount in excess of the maximum permitted by any applicable law, rule or regulation, then the Borrower shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to the Borrower.

Section 6. Conditions Precedent to Initial Borrowing.

The initial Borrowing under this Agreement is subject to the satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent.

6.1 Credit Documents.

The Administrative Agent (or its counsel) shall have received:

(a) this Agreement, executed and delivered by a duly Authorized Officer of Holdings and the Borrower;

(b) the Guarantee, executed and delivered by a duly Authorized Officer of each Guarantor that is a Closing Date Credit Party;

(c) each document listed on Schedule 1.1(c) executed and delivered by a duly Authorized Officer of each Closing Date Credit Party party thereto;

(d) the ABL Intercreditor Agreement, executed and delivered by a duly Authorized Officer of each of Holdings, the Borrower and each other Closing Date Credit Party party thereto, the Collateral Agent and the ABL Collateral Agent; and

(e) the First Lien Intercreditor Agreement, executed and delivered by a duly Authorized Officer of each of Holdings, the Borrower and each other Closing Date Credit Party party thereto, the Collateral Agent and the representatives for purposes thereof for holders of one or more classes of First Lien Obligations.

6.2 Collateral. Except for any items referred to on Schedule 9.17:

(a) To the extent certificated and constituting certificated securities, the Collateral Agent shall have received all certificates representing the Equity Interests in the Borrower to be pledged under the Security Documents by Holdings, accompanied by instruments of transfer and undated stock powers endorsed in blank;

(b) The Collateral Agent shall have received the certificates representing equity interests of each Domestic Subsidiary to the extent required to be pledged and delivered under the Security Documents to the extent certificated and constituting certificated securities, accompanied by instruments of transfer and undated stock powers endorsed in blank; and

(c) Uniform Commercial Code financing statements against each Subsidiary Guarantor that is a Domestic Subsidiary required to be filed, registered or recorded in the jurisdiction of organization of such Subsidiary Guarantor to create the Liens intended to be created by any Security Document and perfect such Liens to the extent required by such Security Document shall have been delivered to the Collateral Agent, and shall be in proper form, for filing, registration or recording.

6.3 Legal Opinions. The Administrative Agent (or its counsel) shall have received the executed legal opinion, in customary form, of (i) Kirkland & Ellis LLP, special New York counsel to the Credit Parties, (ii) Akerman LLP, special Florida counsel to the Credit Parties and (iii) Hutchinson Black and Cook LLC, special Colorado counsel to the Credit Parties. Holdings and the Borrower hereby instruct and agree to instruct the other Credit Parties to have such counsel deliver such legal opinions.

6.4 [Reserved].

6.5 Closing Certificates. The Administrative Agent (or its counsel) shall have received a certificate of each of the Closing Date Credit Parties, dated the Closing Date, executed by any Authorized Officer and the Secretary or any Assistant Secretary (or comparable Officer) of each such Closing Date Credit Party, as applicable, certifying as to the documents specified in Section 6.6.

6.6 Authorization of Proceedings of Holdings, the Closing Date Credit Parties; Corporate Documents. The Administrative Agent shall have received (i) a copy of the resolutions of the board of directors or managers (or analogous governing body) of each Closing Date Credit Party (or a duly authorized committee thereof) authorizing (a) the execution, delivery, and performance of the Credit Documents (and any agreements relating thereto) to which it is a party and (b) in the case of the Borrower, the extensions of credit contemplated hereunder, (ii) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of each Closing Date Credit Party, and (iii) signature and incumbency certificates (or other comparable documents evidencing the same) of the Authorized Officers of each Closing Date Credit Party executing the Credit Documents to which it is a party.

6.7 Fees. The Administrative Agent and Initial Lenders shall have received, substantially simultaneously with the deemed funding of the Initial Term Loans, fees and, to the extent invoiced at least three Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower) expenses in the amounts previously agreed in writing to be received on the Closing Date (which amounts may, at the Borrower’s option, be offset against the proceeds of the Initial Term Loans).

6.8 No Default; Representations and Warranties. On the Closing Date, (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects; provided that any such representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects.

6.9 Solvency Certificate. On the Closing Date, the Administrative Agent shall have received a certificate from the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Vice President-Finance, a Director, a Manager, or any other senior financial officer of the Borrower to the effect that after giving effect to the consummation of the Transactions, the Borrower on a consolidated basis with the Restricted Subsidiaries is Solvent.

6.10 [Reserved].

6.11 Patriot Act. The Administrative Agent and, in the case of clause (ii), each requesting Initial Lender, shall have received at least three Business Days prior to the Closing Date (i) such documentation and information about the Credit Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification with respect to the Borrower, in each case of clauses (i) and (ii), that has been reasonably requested in writing by the Administrative Agent or Initial Lenders at least ten Business Days prior to the Closing Date.

6.12 [Reserved].

6.13 [Reserved].

6.14 [Reserved].

6.15 Term Loan Exchange. Prior to or substantially simultaneously with the deemed funding of the Initial Term Loans, the Term Loan Exchange and the Preferred Equity Exchange shall be consummated.

6.16 Notice of Term Loan Borrowing. The Administrative Agent (or its counsel) shall have received a Notice of Borrowing with respect to the Initial Term Loan meeting the requirements of Section 2.3.

For purposes of determining compliance with the conditions specified in this Section 6 on the Closing Date, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 7. [Reserved].

Section 8. Representations and Warranties.

In order to induce the Lenders to enter into this Agreement and to make the Loans as provided for herein, Holdings (solely with respect to Sections 8.1, 8.2, 8.3, 8.6, 8.10 and 8.20) and the Borrower makes the following representations and warranties to the Lenders, all of which shall survive the execution and delivery of this Agreement (it being understood that the following representations and warranties shall be deemed made with respect to Holdings, the Borrower or any Foreign Subsidiary only to the extent relevant under applicable law) and the making of the Loans.

8.1 Corporate Status. Each Credit Party (a) is a duly organized (or incorporated) and validly existing corporation, limited liability company or other entity in good standing (if applicable) under the laws of the jurisdiction of its organization and has the corporate, limited liability company or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.

8.2 Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and, subject to the Legal Reservations and Perfection Requirements, each such Credit Document constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms.

8.3 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the Transactions and the other transactions contemplated hereby or thereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, other than any such contravention that would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such

Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of such Credit Party or any of the Restricted Subsidiaries (after giving effect to the Transactions).

8.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened in writing against the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to be determined adversely and, if so, to result in a Material Adverse Effect.

8.5 Margin Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board.

8.6 Governmental Approvals. The execution, delivery and performance of each Credit Document does not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) those contemplated by the Perfection Requirements in respect of the Liens created pursuant to the Security Documents (and to release existing Liens), and (iii) such licenses, approvals, authorizations, registrations, filings or consents the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect.

8.7 Investment Company Act. None of the Borrower or any other Restricted Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

8.8 True and Complete Disclosure. None of the written factual information and written data (taken as a whole) furnished by or on behalf of Holdings or the Borrower or any of their respective authorized representatives to the Administrative Agent, and/or any Initial Lender on or before the Closing Date (including all such written information and data contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement of any material fact or omitted to state any material fact necessary to make such information and data (taken as a whole) not materially misleading at such time in light of the circumstances under which such information or data was furnished (after giving effect to all supplements and updates), it being understood and agreed that for the purposes of this Section 8.8(a), such factual information and data shall not include pro forma financial information, projections, estimates (including financial estimates, forecasts, and other forward-looking information) or other forward looking information and information of a general economic or general industry nature (collectively, “Forward-Looking Information”).

8.9 Financial Condition; Financial Statements.

(a) The Historical Financial Statements, in each case present fairly in all material respects the consolidated financial position of the Borrower at the respective dates of said information, statements and results of operations for the respective periods covered thereby. The financial statements referred to in clause (a) of this Section 8.9 have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

(b) There has been no Material Adverse Effect since the Closing Date.

Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP or IFRS, or the respective interpretation thereof, and that such restatements will not result in a Default or an Event of Default under the Credit Documents.

8.10 Compliance with Laws. Each Credit Party is in compliance with all Requirements of Law applicable to it or its property, except where the failure to be so in compliance would not reasonably be expected to result in a Material Adverse Effect.

8.11 Tax Matters. Except as would not reasonably be expected to have a Material Adverse Effect, (a) the Borrower and each of the other Restricted Subsidiaries has filed all Tax returns required to be filed by it and has timely paid all Taxes payable by it (whether or not shown on a Tax return and including in its capacity as withholding agent) that have become due, other than those being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower or such Restricted Subsidiary, as applicable) with respect thereto in accordance with GAAP and (b) the Borrower and each of the Restricted Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of management of the Borrower or such Restricted Subsidiary, as applicable) in accordance with GAAP for the payment of all Taxes not yet due and payable, and (c) there is no current or proposed Tax assessment, deficiency or other claim with respect to Taxes against the Borrower or any Restricted Subsidiary.

8.12 Compliance with ERISA.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, no ERISA Event has occurred or is reasonably expected to occur.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, no Foreign Plan Event has occurred or is reasonably expected to occur.

8.13 Subsidiaries. Schedule 8.13 lists each Subsidiary of Holdings and the Borrower (and the direct and indirect ownership interest of Holdings and the Borrower therein), in each case, existing on the Closing Date after giving effect to the Transactions.

8.14 Intellectual Property. Each of the Borrower and the other Restricted Subsidiaries owns or has the right to use all Intellectual Property that is used in or otherwise necessary for the operation of their respective businesses in the United States as currently conducted, except where the failure to own or have a right to use such Intellectual Property would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of their respective businesses by each of the Borrower and the other Restricted Subsidiaries does not infringe upon, misappropriate, violate or otherwise conflict with the Intellectual Property of any third party, except as would not reasonably be expected to have a Material Adverse Effect.

8.15 Environmental Laws.

(a) Except as would not reasonably be expected to have a Material Adverse Effect: (i) each of the Borrower and the Restricted Subsidiaries and their respective operations are in compliance with Environmental Laws; (ii) none of the Borrower or any Restricted Subsidiary has received written notice of any Environmental Claim; (iii) none of the Borrower or any Restricted Subsidiary is conducting any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; and (iv) to the knowledge of the Borrower, no underground or above ground storage tank or related piping, or any impoundment or other disposal area containing Hazardous Materials is located at, on or under any Real Estate currently owned or operated by the Borrower or any of the Restricted Subsidiaries.

(b) None of the Borrower or any of the Restricted Subsidiaries has treated, stored, transported, Released or arranged for disposal or transport for disposal or treatment of Hazardous Materials at, on, under or from any currently or formerly owned or operated property nor, to the knowledge of the Borrower, has there been any other Release of Hazardous Materials at, on, under or from any such properties, in each case in a manner that would reasonably be expected to have a Material Adverse Effect.

8.16 Properties. Each of the Borrower and the Restricted Subsidiaries has good and valid record title to, valid leasehold interests in, or rights to use, all properties that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, free and clear of all Liens (other than any Liens permitted by this Agreement) and except where the failure to have such title, interest or rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

8.17 Solvency. On the Closing Date (after giving effect to the Transactions) immediately following the making of the Loans and after giving effect to the application of the proceeds of such Loans, the Borrower on a consolidated basis with the Restricted Subsidiaries will be Solvent.

8.18 Patriot Act. On the Closing Date, the use of proceeds of the Loans will not violate the Patriot Act in any material respect.

8.19 Sanctions; FCPA. In each case, except as would not reasonably be expected to have a Material Adverse Effect:

(a) the Borrower will not directly, or knowingly indirectly, use the proceeds of the Loans for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case, in a manner that would result in the violation of any Sanctions applicable to any party hereto;

(b) each of the Borrower and its Restricted Subsidiaries are in compliance with (i) Sanctions and (ii) the United States Foreign Corrupt Practices Act of 1977, as amended; and

(c) none of the Borrower or any of its Restricted Subsidiaries or any director or officer thereof, is a Sanctioned Person.

8.20 Security Interests in Collateral. Each Security Document listed on Schedule 1.1(c) and each Security Document delivered pursuant to Section 9.11, 9.12, 9.14 or 9.17 will upon execution and delivery thereof, subject to the Legal Reservations and the Perfection Requirements, be effective to create legal, valid and enforceable Liens on all of the Collateral described therein to the extent intended to be created thereby in favor of the Collateral Agent (or any designee or trustee on its behalf), for the benefit of itself and the other Secured Parties, and to secure the Obligations intended to be secured thereby and, subject to the Perfection Requirements, such Liens will constitute perfected Liens (with the priority such Liens are expressed to have within the relevant Security Document), in each case as and to the extent set forth therein. Notwithstanding anything in this Agreement (including this Section 8.20) or in any other Credit Document to the contrary, none of Holdings, the Borrower or any other Credit Party makes any representation or warranty as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the terms hereof or of the applicable Security Documents.

8.21 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

Section 9. Affirmative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Termination Date:

9.1 Information Covenants. The Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(a) Annual Financial Statements. As soon as available and in any event within five Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 90 days after the end of each fiscal year), the consolidated balance sheets of the Borrower and the Restricted Subsidiaries as at the end of each fiscal year, and the related consolidated income statements and cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal years, all in reasonable detail and prepared in accordance with GAAP, and, in each case, certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Borrower or any of the Material Subsidiaries (or group of Subsidiaries that together would constitute a Material Subsidiary) as a going concern (other than any qualification, that is expressly solely with respect to, or expressly resulting solely from, (i) an upcoming maturity date under any Indebtedness, (ii) any actual or potential inability to satisfy a financial maintenance covenant at such time or on a future date or in a future period or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary).

(b) Quarterly Financial Statements. As soon as available and in any event within five Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each fiscal year of the Borrower (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 45 days after the end of each such quarterly accounting period), the consolidated balance sheets of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period and the related consolidated income statements for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of the applicable quarterly period, setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the related period in the prior fiscal year, all of which shall be certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and the Restricted Subsidiaries in accordance with GAAP (except as noted therein), subject to changes resulting from normal year-end adjustments and the absence of footnotes.

(c) Unrestricted Subsidiaries. With each set of consolidated financial statements referred to in Sections 9.1(a) and 9.1(b) above, supplemental financial information necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

(d) Officer’s Certificates. Not later than five Business Days after the delivery of the financial statements provided for in Sections 9.1(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, as the case may be, which certificate shall set forth (i) a specification of any change in the identity of the Restricted Subsidiaries and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Closing Date or the most recent fiscal year or period, as the case may be and (ii) the then applicable Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and the Consolidated Total Debt to Consolidated EBITDA Ratio. Not later than five Business Days after the delivery of the financial statements provided for in Section 9.1(a), a certificate of an Authorized Officer of the Borrower setting forth changes to the legal name, jurisdiction of formation, type of entity and organizational number (or equivalent) to the Person organized (or incorporated) in a jurisdiction where an organizational identification number is required to be included in a Uniform Commercial Code financing statement, in each case for each Credit Party or confirming that there has been no change in such information since the Closing Date or the date of the most recent certificate delivered pursuant to this clause (d), as the case may be.

(e) Notice of Default or Litigation. Promptly after an Authorized Officer of the Borrower or any of the Restricted Subsidiaries obtains knowledge thereof, notice of (i) the existence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (ii) any litigation or governmental proceeding pending against the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect.

(f) Environmental Matters. Promptly after an Authorized Officer of the Borrower or any of the Restricted Subsidiaries obtains knowledge of any one or more of the following environmental matters, unless such environmental matters would not reasonably be expected to result in a Material Adverse Effect, notice of:

(i) any pending or threatened Environmental Claim against any Credit Party or any Real Estate; and

(ii) the conduct of any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, Release or threatened Release of any Hazardous Material on, at, under or from any Real Estate.

All such notices shall describe in reasonable detail the nature of the claim, investigation or removal, remedial or other corrective action in response thereto. The term “Real Estate” shall mean land, buildings, facilities and improvements owned or leased by any Credit Party.

(g) Other Information. Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements (other than drafts of pre-effective versions of registration statements) with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Borrower or any of the Restricted Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8) and copies of all financial statements, proxy statements, notices, and reports that the Borrower or any of the Restricted Subsidiaries shall send to the holders of any publicly issued debt of the Borrower and/or any of the Restricted Subsidiaries, in their capacity as such holders, lenders or agents (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement) and, with reasonable promptness, such other information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time; provided that none of the Borrower nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective contractors) is prohibited by law, or any binding agreement, (iii) that is subject to attorney client or similar privilege or constitutes attorney work product or (iv) that is otherwise subject to Section 13.16 or the limitations set forth in Section 9.2.

Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 9.1 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of any Parent Entity of the Borrower or (B) the Borrower’s (or any Parent Entity thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of subclauses (A) and (B) of this paragraph, to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating or other information that explains in reasonable detail the differences between the information relating to such Parent Entity, on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand.

Documents required to be delivered pursuant to clauses (a), (b), (g) and (i) of this Section 9.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest date on which (i) the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet; (ii) such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), or (iii) such financial statements and/or other documents are posted on the SEC’s website on the internet at www.sec.gov; provided that (A) the Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission) of such documents to the Administrative Agent and (B) the Borrower shall notify (which notification may be by facsimile or electronic transmission) the Administrative Agent of the posting of any such documents on any website described in this paragraph. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

Each Credit Party hereby acknowledges and agrees that, unless the Borrower notifies the Administrative Agent in advance, all financial statements and certificates furnished pursuant to Sections 9.1(a), (b) and (d) above are hereby deemed to be suitable for distribution, and to be made available, to all Lenders and may be treated by the Administrative Agent and the Lenders as not containing any material nonpublic information; provided that any failure by the Borrower to so notify the Administrative Agent shall not constitute a Default or Event of Default.

9.2 Books, Records, and Inspections. The Borrower will, and will cause each other Restricted Subsidiary to, permit officers and designated representatives of the Administrative Agent or the Required Lenders to visit and inspect any of the properties or assets of the Borrower and any such Restricted Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the books and records of the Borrower and any such Restricted Subsidiary and discuss the affairs, finances and accounts of the Borrower and of any such Restricted Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default, (a) only the Administrative Agent on behalf of the Required Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 9.2, (b) the Administrative Agent shall not exercise such rights more than one time in any calendar year, which visit will be at the Borrower’s expense and (c) notwithstanding anything to the contrary in this Section 9.2, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any agreement binding on a third-party or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its respective representatives or independent contractors) or any representative of the Required Lenders may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Required Lenders shall give the Borrower and the Restricted Subsidiaries the opportunity to participate in any discussions with such Person’s independent public accountants.

9.3 Maintenance of Insurance. The Borrower will, and will cause each other Material Subsidiary to, at all times maintain in full force and effect, pursuant to self-insurance arrangements or with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis and will furnish to the Administrative Agent, promptly following written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried (provided that, for so long as no Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to make such request only once in any calendar year). Subject, in the case of insurance arrangements of Foreign Subsidiaries, to the Agreed Security Principles, each such policy of insurance shall (i) where customary for the type of insurance, name the Collateral Agent, on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties as the loss payee thereunder.

9.4 Payment of Taxes. The Borrower will pay and discharge, or cause to be paid and discharged, and will cause each other Restricted Subsidiary to pay and discharge, all material Taxes imposed upon it (including in its capacity as a withholding agent) or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims in respect of any Taxes imposed, assessed or levied that, if unpaid, would reasonably be expected to become a Lien (other than a Permitted Lien) upon any properties of the Borrower or any of the Restricted Subsidiaries; provided that neither the Borrower nor any of the Restricted Subsidiaries shall be required to pay any such Tax that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower ) with respect thereto in accordance with GAAP or the failure to pay would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

9.5 Preservation of Existence; Consolidated Corporate Franchises. The Borrower will, and will cause each other Material Subsidiary to, take all actions necessary (a) to preserve and keep in full force and effect its existence, organizational rights and authority and (b) to maintain its rights, privileges (including its good standing (if applicable)), permits, licenses and franchises necessary in the normal conduct of its business, in each case, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and its Subsidiaries may consummate any transaction that constitutes a Permitted Investment or is permitted under Section 10.2, 10.3, 10.4, or 10.5.

9.6 Compliance with Statutes, Regulations, Etc. The Borrower will, and will cause each other Restricted Subsidiary to, (a) comply with all applicable laws, rules, regulations, and orders applicable to it or its property, including, without limitation, applicable laws administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury and the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, and all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, (b) comply with, and use commercially reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all Environmental Laws, and obtain and comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by Environmental Laws, and (c) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders and directives which are being timely contested in good faith by proper proceedings, except in each case of (a), (b), and (c) of this Section 9.6, where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

9.7 ERISA. (a) The Borrower will furnish to the Administrative Agent promptly following receipt thereof, copies of any documents described in Sections 101(k) or 101(l) of ERISA that any Credit Party or any of its Subsidiaries may request with respect to any Multiemployer Plan to which a Credit Party or any of its Subsidiaries is obligated to contribute; provided that if the Credit Parties or any of their Subsidiaries have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, the Credit Parties shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; provided, further, that the rights granted to the Administrative Agent in this Section shall be exercised not more than once during a 12-month period, and (b) the Borrower will notify the Administrative Agent promptly following the occurrence of any ERISA Event or Foreign Plan Event that, alone or together with any other ERISA Events or Foreign Plan Events that have occurred, would reasonably be expected to result in liability of any Credit Party that would reasonably be expected to have a Material Adverse Effect.

9.8 Maintenance of Properties. The Borrower will, and will cause each of the other Restricted Subsidiaries to, keep and maintain all tangible property material to the conduct of its business in good working order and condition, ordinary wear and tear, casualty, and condemnation excepted, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

9.9 Transactions with Affiliates. The Borrower will conduct, and will cause each of the other Restricted Subsidiaries to conduct, all transactions with any of its Affiliates (other than the Borrower and the Restricted Subsidiaries) involving aggregate payments or consideration in excess of $10,000,000 for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Affiliate transaction, for any individual transaction or series of related transactions on terms that are at least substantially as favorable to the Borrower or such Restricted Subsidiary as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate, as determined by the board of directors (or analogous governing body) or any duly appointed committee thereof of the Borrower or such Restricted Subsidiary in good faith; provided that the foregoing restrictions shall not apply to (a) the payment of customary investment banking fees paid to Permitted Holders for services rendered to the Borrower and the Subsidiaries in connection with divestitures, acquisitions, financings and other transactions which payments are approved by a majority of the board of directors (or analogous governing body) of the Borrower in good faith, (b) transactions permitted by Section 10.5 and Permitted Investments, (c) consummation of the Transactions and the payment of the Transaction Expenses, (d) the issuance of Capital Stock or Stock Equivalents of the Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries not otherwise prohibited by the Credit Documents, (e) loans, advances and other transactions between or among the Borrower, any Restricted Subsidiary or any joint venture (regardless of the form of legal entity) in which the Borrower or any Subsidiary has invested (and which Subsidiary or joint venture would not be an Affiliate of the Borrower but for the Borrower’s or a Subsidiary’s ownership of Capital Stock or Stock Equivalents in such joint venture or Subsidiary) to the extent permitted under Section 10 or that constitutes a Permitted Investment under the definition thereof, (f) employment and severance arrangements between the Borrower and the Restricted Subsidiaries and their respective officers, employees or consultants (including management and employee benefit plans or agreements, stock option plans and other compensatory arrangements) in the ordinary course of business (including loans and advances in connection therewith), (g) payments by the Borrower (and any direct or indirect parent thereof) and the Subsidiaries pursuant to the tax sharing agreements among the Borrower (and any such parent) and the Subsidiaries that are permitted under Section 10.5(b)(15), (h) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers or employees of the Borrower (or any direct or indirect parent thereof) and the Subsidiaries in the ordinary course of business to the extent attributable to the ownership, management or operation of the Borrower and the Subsidiaries, (i) transactions undertaken pursuant to membership in a purchasing consortium, (j) transactions pursuant to any agreement or arrangement as in effect as of the Closing Date, or any amendment, modification, supplement or replacement thereto (so long as any such amendment, modification, supplement or replacement is not disadvantageous in any material respect to the Lenders when taken as a whole as compared to the applicable agreement as in effect on the Closing Date as determined by the Borrower in good faith), (k) customary payments by the Borrower (or any direct or indirect parent) and any Restricted Subsidiaries to the Sponsor made for any financial advisory, consulting, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), (l) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; provided that such transaction was not entered into in contemplation of such designation or redesignation, as applicable, (m) Affiliate repurchases of the Loans or Commitments to the extent permitted hereunder and the holding of such Loans or Commitments and the payments and other transactions contemplated herein in respect thereof, (n) any customary transactions with a Receivables Subsidiary effected as part of a Receivables Facility and (o) undertaking or consummating any IPO Reorganization Transactions.

9.10 End of Fiscal Years. The Borrower will, for financial reporting purposes, cause each of its, and each of the Restricted Subsidiaries’, fiscal years to end on dates consistent with past practice; provided, however, that the Borrower may, upon written notice to the Administrative Agent change the financial reporting convention specified above to (x) align the dates of such fiscal year and for any Restricted Subsidiary whose fiscal years end on dates different from those of the Borrower or (y) any other financial reporting convention (including a change of fiscal year) reasonably acceptable (such consent not to be unreasonably withheld or delayed) to the Administrative Agent, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

9.11 Additional Guarantors and Grantors.

(a) Subject to any applicable limitations set forth in the Security Documents and, in the case of any Foreign Subsidiary, the Agreed Security Principles, the Borrower will cause each direct or indirect Subsidiary (other than any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date (including pursuant to a Permitted Acquisition), and each other Subsidiary that ceases to constitute an Excluded Subsidiary (including following the designation (or redesignation) of a Restricted Subsidiary as a Discretionary Guarantor or the designation (or redesignation) of an Unrestricted Subsidiary as a Restricted Subsidiary (other than an Excluded Subsidiary)), within 60 days (or ninety (90) days in the case of any Foreign Subsidiary or any documents governed by any Foreign Law) from the date of such formation, acquisition or cessation, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion), to execute a supplement to each of the Guarantee and each applicable Security Document in order to become a Guarantor under the Guarantee and a grantor under such Security Documents or, to the extent reasonably requested by the Collateral Agent but subject in the case of a Foreign Subsidiary to the Agreed Security Principles, enter into a new Security Document substantially consistent with the analogous existing Security Documents or otherwise in form and substance reasonably satisfactory to the Collateral Agent and, subject in the case of a Foreign Subsidiary to the Agreed Security Principles, take all other action reasonably requested by the Collateral Agent, to grant a perfected security interest in its assets to substantially the same extent as created and perfected by the Credit Parties on the Closing Date or pursuant to Section 9.17.

(b) The Borrower may designate (or redesignate) any Restricted Subsidiary that is an Excluded Subsidiary as a Discretionary Guarantor and may designate (or redesignate) any Discretionary Guarantor as an Excluded Subsidiary; provided that, in the case of any designation (or redesignation) of any Restricted Subsidiary that is an Excluded Subsidiary as a Discretionary Guarantor, (i) if such Restricted Subsidiary is organized (or incorporated) under the laws of a jurisdiction other than a Designated Jurisdiction, the jurisdiction of such Restricted Subsidiary is reasonably satisfactory to the Administrative Agent and (ii) the Administrative Agent shall have received, at least two Business Days prior to such Restricted Subsidiary becoming a Guarantor, all documentation and other information in respect of such Restricted Subsidiary required under applicable “know your customer” and anti-money laundering rules and regulations (including the Patriot Act); provided, further, that, in the case of any designation (or redesignation) of any Discretionary Guarantor as an Excluded Subsidiary, (i) such designation (or redesignation) shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at the date of designation (or redesignation) in an amount equal to the Fair Market Value of the Investments held by the Borrower or such Restricted Subsidiary in such Discretionary Guarantor immediately prior to such designation (or redesignation) and such Investments shall otherwise be permitted hereunder and (ii) any Indebtedness or Liens of such Restricted Subsidiary (after giving effect to such designation (or redesignation)) shall be deemed to be incurred by such Restricted Subsidiary at the time of such designation (or redesignation) and such incurrence shall otherwise be permitted hereunder.

9.12 Pledge of Additional Stock and Evidence of Indebtedness. Subject to any applicable limitations set forth in the Security Documents and, in the case of the following assets issued or owned by a Foreign Credit Party, the Agreed Security Principles and other than (x) when in the reasonable determination of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences of doing so would be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) to the extent doing so would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, the Borrower will cause (i) all certificates representing Capital Stock and Stock Equivalents of any Restricted Subsidiary (other than any Excluded Stock and Stock Equivalents) held directly by any Credit Party, (ii) all evidences of Indebtedness in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of any disposition of assets pursuant to Section 10.4(b) owing to the Borrower or any of the Guarantors in connection with any disposition of assets pursuant to Section 10.4(b), and (iii) any promissory notes executed after the Closing Date evidencing Indebtedness in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time such promissory note is executed owing from the Borrower or any Restricted Subsidiary to the Borrower or any other Credit Party, to be delivered to the Collateral Agent, as security for the Obligations accompanied by undated instruments of transfer executed in blank pursuant to the terms of the Security Documents. Notwithstanding the foregoing no promissory note among Holdings, the Borrower and/or its Restricted Subsidiaries need be delivered to the Collateral Agent so long as (i) a global intercompany note superseding such promissory note has been delivered to the Collateral Agent, (ii) such promissory note is not delivered to any other party other than the Borrower or any other Credit Party, in each case, owed money thereunder, and (iii) such promissory note indicates on its face that it is subject to the security interest of the Collateral Agent.

9.13 Use of Proceeds. The Borrower will use the proceeds of the Initial Term Loans that are deemed to have been made on the Closing Date, together with cash on hand and the proceeds of the ABL Loans, to effect the Transactions (including payment of the Transaction Expenses) and for working capital and other general corporate purposes (including Capital Expenditures, Permitted Acquisitions, Permitted Investments, Restricted Payments, refinancing of Indebtedness and any other transactions not prohibited by the Credit Documents).

9.14 Further Assurances.

(a) Subject to the terms of Sections 9.11 and 9.12, this Section 9.14, the Security Documents and, with respect to a Foreign Credit Party, the Agreed Security Principles, the Borrower will, and will cause each other Credit Party to, execute any and all further documents, financing statements, agreements, and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust, and other documents) that may be required under any applicable law, or that the Collateral Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect, and perfect the validity and priority of the security interests created or intended to be created by the applicable Security Documents, all at the expense of the Borrower and the Restricted Subsidiaries.

(b) Subject to any applicable limitations set forth in the Security Documents and, with respect to a Foreign Credit Party, the Agreed Security Principles and otherwise other than (x) when in the reasonable determination of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences of doing so would be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) to the extent doing so would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, if any assets (other than Excluded Collateral) are acquired by the Borrower or any other Credit Party after the Closing Date (other than assets constituting Collateral under a Security Document that become subject to the Lien of the applicable Security Document upon acquisition thereof or Capital Stock and Stock Equivalents of a Restricted Subsidiary, evidences of Indebtedness or promissory notes as to which Section 9.12 shall apply to the extent a lien thereon can be perfected by delivery pursuant to Section 9.12) that are of a type to be encumbered under a Security Document binding on such Credit Party or otherwise of a type contemplated to be encumbered under the Agreed Security Principles, the Borrower will notify the Collateral Agent, and, if requested by the Collateral Agent, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the other applicable Credit Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent, as soon as commercially reasonable but in no event later than ninety (90) days after such acquisition, unless extended by the Administrative Agent in its sole discretion, to grant and perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in clause (a) of this Section 9.14.

(c) Notwithstanding the foregoing provisions in this Section 9.14 or otherwise in this Agreement or any other Credit Document to the contrary, and except with respect to any Foreign Subsidiary or assets or Equity Interests of any of the foregoing as to matters addressed in the Agreed Security Principles (which, as to such matters, shall govern in lieu of this Section 9.14(c)):

(i) control agreements with respect to any cash, deposit accounts or securities accounts or any other assets (other than Capital Stock and Stock Equivalents) requiring perfection through control agreements or arrangements shall not be required;

(ii) no actions in any non-U.S. jurisdiction that is not a Specified Jurisdiction or required by any Foreign Law other than the laws of Specified Jurisdiction shall be required in order to create or perfect any security interest (it being understood that there shall be no security agreements or pledge agreements or share charge or mortgages governed by the laws of any jurisdiction other than a Specified Jurisdiction) and, in any event, no filings or notices with respect to Intellectual Property shall be required in any non-U.S. jurisdiction;

(iii) except to the extent that perfection and priority may be achieved by the filing of a financing statement under the Uniform Commercial Code (or analogous procedures or delivery of customary notices and acknowledgments under the applicable laws of a Specified Jurisdiction) or filings or notices with respect to registered or applied for Intellectual Property in the United States Patent and Trademark Office or the United States Copyright Office or delivery of possessory Collateral required to be delivered pursuant to Section 6.2, 9.12 or 9.17, the Credit Documents shall not contain any requirements as to perfection or priority with respect to any Collateral;

(iv) no Credit Party shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement ;

(v) except as required by the Security Documents listed on Schedule 1.1(c) and pursuant to the actions set forth in Section 6.2, all Collateral will be permitted to be granted and perfected after the Closing Date in accordance with Section 9.17; and

(vi) unless a Subsidiary which would otherwise constitute an Excluded Subsidiary as of the Closing Date or upon the date of acquisition or creation is expressly designated as a Designated Guarantor, then any guaranty or security interest purported to have been given by such Excluded Subsidiary shall be void ab initio.

9.15 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to obtain and maintain (but not maintain any specific rating) a corporate family and/or corporate credit rating in respect of the Borrower, as applicable, and ratings in respect of the Credit Facility, in each case, from Moody’s and at least one of S&P and Fitch .

9.16 Lines of Business. The Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Borrower and the Subsidiaries, taken as a whole, on the Closing Date and other business activities which are extensions thereof or otherwise incidental, synergistic, reasonably related, or ancillary to any of the foregoing (and non-core incidental businesses acquired in connection with any Permitted Acquisition or permitted Investment).

9.17 Post-Closing Actions. The Borrower agrees that it will, and will cause its other relevant Subsidiaries to, complete each of the actions described on Schedule 9.17 as soon as commercially reasonable and by no later than the date set forth in Schedule 9.17 with respect to such action or such later date as the Administrative Agent may reasonably agree.

Section 10. Negative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Termination Date:

10.1 Limitation on Indebtedness. The Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, issue, assume, guarantee or otherwise become liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness) and the Borrower will not issue any shares of Disqualified Stock and will not permit any other Restricted Subsidiary to issue any shares of Disqualified Stock or, in the case of Restricted Subsidiaries that are not Guarantors, preferred stock; provided that each of the Borrower and the Restricted Subsidiaries may incur Indebtedness (including Acquired Indebtedness incurred in connection with, or in contemplation of, a Permitted Acquisition) or issue shares of Disqualified Stock or, in the case of Restricted Subsidiaries, may incur Indebtedness (including Acquired Indebtedness incurred in connection with or in contemplation of, a Permitted Acquisition), issue shares of Disqualified Stock and issue shares of preferred stock, that is, in each case, secured by a Lien on the Collateral that is pari passu with the Lien securing the Obligations, secured by a Lien on the Collateral that is junior to the Lien securing the Obligations, or unsecured or secured by a Lien on assets that do not become Collateral to the extent that (1) if such Indebtedness, Disqualified Stock or shares of preferred stock is secured by a Lien on the Collateral on a pari passu basis with the Liens on the Collateral securing the Obligations, either (A) the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a pari passu basis with the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 3.50:1.00 or (B) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a pari passu basis with the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (I) not exceed 3.50:1.00 or (II) not exceed the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment, (2) if such Indebtedness, Disqualified Stock or shares of preferred stock is secured by a Lien on the Collateral on a junior priority basis with the Liens on the Collateral securing the Obligations, either (A) the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a junior basis to the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 4.25:1.00 or (B) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a junior basis to the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (x) not exceed 4.25:1.00 or (y) not exceed the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment and (3) if such Indebtedness, Disqualified Stock or shares of preferred stock is unsecured or is secured by assets that do not become Collateral, either (A) either (I) the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured or is secured by assets that do not become Collateral), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 4.75:1.00 or (II) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (x) not exceed 4.75:1.00 or (y) not exceed the Consolidated Total Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment or (B) either (I) the Fixed Charge Coverage Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured or is secured by assets that do not become Collateral), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis, would be at least 2.00:1.00 or (II) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Fixed Charge Coverage Ratio of the Borrower and the Restricted Subsidiaries, after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall be (x) greater than or equal to 2.00:1.00 or (y) greater than or equal to the Fixed Charge Coverage Ratio immediately prior to such Permitted Acquisition or other Investment; provided further that the amount of Indebtedness (other than Acquired Indebtedness), Disqualified Stock and preferred stock that may be incurred pursuant to the foregoing proviso by Restricted Subsidiaries that are not Credit Parties shall not exceed the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such incurrence.

The foregoing limitations will not apply to:

(a) Indebtedness arising under the Credit Documents;

(b) (x) Indebtedness represented by the ABL Facility and any guarantee thereof in an aggregate principal amount (together with any Refinancing Indebtedness in respect thereof and all accrued interest, fees and expenses) not to exceed the greater of (A) $100,000,000 and (B) the Borrowing Base (as defined in the ABL Credit Agreement) as of the date of such incurrence and (y) Indebtedness that may be incurred pursuant to Section 2.23 of the ABL Credit Agreement (as in effect on the Closing Date, in each case, pursuant to Section 2.23 of the ABL Credit Agreement (as in effect on the Closing Date));

(c) (i) Indebtedness (including any unused commitment) outstanding on the Closing Date listed on Schedule 10.1 and (ii) intercompany Indebtedness (including any unused commitment) outstanding on the Closing Date listed on Schedule 10.1 (other than intercompany Indebtedness owed by a Credit Party or Restricted Subsidiary to another Credit Party or Restricted Subsidiary); provided that any such Indebtedness owing to a Subsidiary that is not a Credit Party shall be subordinated in right of payment to the Obligations;

(d) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and preferred stock incurred by the Borrower or any Restricted Subsidiary, to finance the purchase, lease, construction, installation, maintenance, replacement or improvement of property (real or personal) or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets and Indebtedness arising from the conversion of the obligations of the Borrower or any Restricted Subsidiary under or pursuant to any “synthetic lease” transactions to on-balance sheet Indebtedness of the Borrower or such Restricted Subsidiary, in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this clause (d) and all Refinancing Indebtedness incurred to refinance any other Indebtedness, Disqualified Stock and preferred stock incurred pursuant to this clause (d), does not exceed the greater of (x) $80,000,000 and (y) 35% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence; provided that Capitalized Lease Obligations incurred by the Borrower or any Restricted Subsidiary pursuant to this clause (d) in connection with a Permitted Sale Leaseback shall not be subject to the foregoing limitation so long as the proceeds of such Permitted Sale Leaseback are used by the Borrower or such Restricted Subsidiary to permanently repay outstanding Term Loans or other Indebtedness secured by a Lien on the assets subject to such Permitted Sale Leaseback (excluding any Lien ranking junior to the Lien securing the Obligations);

(e) Indebtedness incurred by the Borrower or any Restricted Subsidiary (including letter of credit obligations consistent with past practice constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business), in respect of workers’ compensation claims, deferred compensation, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement or indemnification type obligations regarding workers’ compensation claims, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance;

(f) Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnout or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary or other Person, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;

(g) Indebtedness of the Borrower to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not the Borrower or a Guarantor is subordinated in right of payment to the Obligations; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to Holdings or another Restricted Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness not permitted by this clause;

(h) Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary; provided that if a Guarantor incurs such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor as the case may be; provided, further, that any subsequent transfer of any such Indebtedness (except to Holdings, the Borrower or another Restricted Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness not permitted by this clause;

(i) shares of preferred stock of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of preferred stock (except to the Borrower or another Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of preferred stock not permitted by this clause;

(j) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes);

(k) (i) obligations in respect of self-insurance, performance, bid, appeal, and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary or (ii) obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business or consistent with past practice;

(l) (i) Indebtedness, Disqualified Stock and preferred stock of the Borrower or any Restricted Subsidiary in an aggregate principal amount (together with any Refinancing Indebtedness in respect thereof) up to 100% of the net cash proceeds received by the Borrower since immediately after the Closing Date from the issue or sale of Equity Interests of the Borrower or cash contributed to the capital of the Borrower (in each case, other than Excluded Contributions or proceeds of Disqualified Stock or sales of Equity Interests to the Borrower or any of its Subsidiaries) as determined in accordance with Sections 10.5(a)(iii)(B) and 10.5(a)(iii)(C) to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or to make other Investments, payments or exchanges pursuant to Section 10.5(b) or to make Permitted Investments (other than Permitted Investments specified in clauses (i) and (iii) of the definition thereof) and (ii) Indebtedness, Disqualified Stock or preferred stock of the Borrower or any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount, which when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this clause (l)(ii), does not at any one time outstanding exceed the greater of (x) $114,000,000 and (y) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence; provided that the amount of Indebtedness, Disqualified Stock and preferred stock that may be incurred pursuant to this clause (l)(ii) by Restricted Subsidiaries that are not Guarantors together with any amounts incurred under the first paragraph of this Section 10.1 by Restricted Subsidiaries that are not Guarantors shall not exceed the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such incurrence;

(m) the incurrence or issuance by the Borrower or any Restricted Subsidiary of Indebtedness, Disqualified Stock or preferred stock which serves to refinance any Indebtedness, Disqualified Stock or preferred stock incurred as permitted under the first paragraph of this Section 10.1 and clauses (b), (c) and (l)(i) above, this clause (m) and clause (v) below or any Indebtedness, Disqualified Stock or preferred stock issued to so refinance, replace, refund, extend, renew, defease, restructure, amend, restate or otherwise modify (collectively, “refinance”) such Indebtedness, Disqualified Stock or preferred stock (the “Refinancing Indebtedness”) prior to its respective maturity; provided that such Refinancing Indebtedness (1) has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining weighted average life to maturity of the Indebtedness, Disqualified Stock or preferred stock being refinanced, (2) to the extent such Refinancing Indebtedness refinances (i) Indebtedness that is unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, such Refinancing Indebtedness is unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, (ii) Disqualified Stock or preferred stock, such Refinancing Indebtedness must be Disqualified Stock or preferred stock, respectively, and (iii) Indebtedness subordinated to the Obligations, such Refinancing Indebtedness is subordinated to the Obligations at least to the same extent as the Indebtedness being refinanced and (3) shall not include Indebtedness, Disqualified Stock or preferred stock of a Subsidiary of the Borrower that is not a Credit Party that refinances Indebtedness, Disqualified Stock or preferred stock of the Borrower or any other Credit Party;

(n) obligations of the Borrower or any Restricted Subsidiary arising in respect of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) incurred in the ordinary course of business;

(o) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(p) (i) Indebtedness of the Borrower or any Restricted Subsidiary supported by a letter of credit, in a principal amount not in excess of the stated amount of such letter of credit so long as such letter of credit is otherwise permitted to be incurred pursuant to this Section 10.1 or (ii) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Subsidiary of the Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States;

(q) (1) any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of any other Restricted Subsidiary so long as, in the case of a guarantee of Indebtedness by a Restricted Subsidiary that is not a Credit Party, such Indebtedness could have been incurred directly by the Restricted Subsidiary providing such guarantee or (2) any guarantee by a Restricted Subsidiary of Indebtedness of Holdings or any Parent Entity;

(r) Indebtedness of Restricted Subsidiaries that are not Credit Parties in an amount not to exceed, in the aggregate at any one time outstanding, the greater of (x) $51,500,000 and (y) 22.5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis);

(s) Indebtedness of the Borrower or any of the Restricted Subsidiaries consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements in each case, incurred in the ordinary course of business or consistent with past practice;

(t) (i) Indebtedness of the Borrower or any of the Restricted Subsidiaries undertaken in connection with cash management and related activities with respect to any Subsidiary or joint venture in the ordinary course of business, including with respect to financial accommodations of the type described in the definition of Cash Management Services and (ii) Indebtedness owed on a short-term basis of no longer than 30 days to banks and other financial institutions incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries with such banks or financial institutions that arises in connection with ordinary banking arrangements to manage cash balances of the Borrower and the Restricted Subsidiaries;

(u) Indebtedness consisting of Indebtedness issued by the Borrower or any of the other Restricted Subsidiaries to future, current or former officers, directors, managers and employees thereof, their respective estates, spouses or former spouses, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent company of the Borrower to the extent described in clause (4) of Section 10.5(b);

(v) [reserved];

(w) (i) Indebtedness in respect of Permitted Other Indebtedness to the extent that the Net Cash Proceeds therefrom are applied to the prepayment of Term Loans in the manner set forth in Section 5.2(a)(iii) and (ii) any Permitted Refinancing thereof; provided that (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses, and premium and accrued and unpaid interest in connection with such refinancing) and (y) such Indebtedness otherwise complies with the definition of Permitted Other Indebtedness;

(x) Indebtedness in respect of (i) Permitted Other Indebtedness; provided that the aggregate principal amount of all such Permitted Other Indebtedness issued or incurred pursuant to this clause (i) shall not, when taken together with the principal amount of New Term Loans outstanding at such time pursuant to Section 2.14, exceed the Maximum Incremental Facilities Amount and (ii) any Permitted Refinancing thereof; provided that (w) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium and accrued and unpaid interest in connection with such refinancing), (x) such Indebtedness otherwise complies with the definition of Permitted Other Indebtedness, (y) no Subsidiary of Holdings (other than the Borrower or a Guarantor) is an obligor with respect to such indebtedness and (z) if such Indebtedness is in the form of a broadly syndicated term loan facility of any of the Credit Parties that is denominated in Dollars, is secured by a Lien on the Collateral that is pari passu with the Lien securing the First Lien Obligations and matures earlier than two years after the Initial Term Loan Maturity Date, the terms set forth in Section 2.14(d)(iii) (including limitations to the application thereof) shall have been complied with as if such Indebtedness was considered a New Term Loan;

(y) (i) Indebtedness in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.15 (and which does not generate any additional proceeds) and (ii) any Permitted Refinancing thereof; provided that (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses, and premium and accrued and unpaid interest in connection with such refinancing) and (y) such Indebtedness otherwise complies with the definition of Permitted Other Indebtedness;

(z) unsecured Indebtedness that represents accrued (or deferred) and unpaid management fees to the Permitted Holders; provided, that the payment of such management fees in respect of such Indebtedness is not otherwise prohibited under Section 10.5;

(aa) additional Indebtedness of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount not to exceed the Available Amount that is not otherwise applied pursuant to clause (xxxx) of the definition of “Permitted Liens” and Section 10.5(a)(iii) as in effect immediately prior to the incurrence of such Indebtedness (and after giving Pro Forma Effect thereto);

(bb) additional Indebtedness of the Borrower or any of the Restricted Subsidiaries in an aggregate principal amount that does not exceed 200% of the amount of Excluded Contributions made since the Closing Date that is not otherwise applied pursuant to clause (xxxxii) of the definition of “Permitted Liens” and Section 10.5(b)(10) as in effect immediately prior to the incurrence of such Indebtedness (and after giving Pro Forma Effect thereto); provided that at the time of, and after giving effect to, the incurrence of any Indebtedness permitted under this clause (bb), no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing or would occur as a consequence thereof;

(cc) any guarantee or indemnity provided by the Borrower or any Restricted Subsidiary for the obligations of the Borrower or any Subsidiary of the Borrower in connection with such Subsidiary claiming exemption from audit, the preparation and filing of its accounts or other similar exemptions (including under section 394C, 448C or 479C of the United Kingdom Companies Act 2006 or other similar or equivalent provisions);

(dd) Indebtedness incurred pursuant to the Existing Debt Facility and the other Loan Documents (as defined in the Existing Debt Facility); and

(ee) Indebtedness incurred pursuant to the Holdings Intercompany Note.

For purposes of determining compliance, with Section 10.1, (i) the Borrower may redesignate any item of Indebtedness, Disqualified Stock or preferred stock (or any portion thereof) originally designated as incurred under one of the categories of permitted Indebtedness, Disqualified Stock or preferred stock described in clauses (a) through (cc) above or originally designated as incurred pursuant to the first paragraph of this Section 10.1 as having been incurred under one of the other such categories of permitted Indebtedness, Disqualified Stock or preferred stock described in clauses (a) through (cc) above or as having been incurred pursuant to the first paragraph of this Section 10.1, so long as at the time of such redesignation, the Borrower would be permitted to incur under such other category of permitted Indebtedness, Disqualified Stock or preferred stock the aggregate principal amount of Indebtedness, Disqualified Stock or preferred stock being so redesignated (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to incur Indebtedness, Disqualified Stock or preferred stock under such other category of permitted Indebtedness, Disqualified Stock or preferred stock as of the date of such redesignation by the amount of Indebtedness, Disqualified Stock or preferred stock redesignated) and (ii) at the time of incurrence, the Borrower will be entitled to divide and classify an item of Indebtedness, Disqualified Stock or preferred stock in more than one of the categories of Indebtedness described in this Section 10.1.

Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or preferred stock will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or preferred stock for purposes of this covenant. Any Refinancing Indebtedness and any Indebtedness incurred to refinance Indebtedness incurred pursuant to clauses (a) and (l)(i) above shall be deemed to include additional Indebtedness, Disqualified Stock or preferred stock incurred to pay premiums (including reasonable tender premiums), defeasance costs, fees, and expenses in connection with such refinancing.

This Agreement will not treat (1) unsecured Indebtedness as subordinated or junior to secured Indebtedness merely because it is unsecured or (2) senior Indebtedness as subordinated or junior to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

10.2 Limitation on Liens.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any Restricted Subsidiary, whether now owned or hereafter acquired (each, a “Subject Lien”) that secures obligations under any Indebtedness on any asset or property of the Borrower or any Restricted Subsidiary, except:

(i) if such Subject Lien is a Permitted Lien;

(ii) any other Subject Lien if the obligations secured by such Subject Lien are junior to the Obligations; provided that, in the case of Liens securing Permitted Other Indebtedness Obligations, the applicable Permitted Other Indebtedness Secured Parties (or a representative thereof on behalf of such holders) shall (x) in the case of the first such issuance of Permitted Other Indebtedness, the Borrower, the Collateral Agent, the Administrative Agent and the representative of the holders of such Permitted Other Indebtedness Obligations shall have entered into the Second Lien Intercreditor Agreement and (y) in the case of subsequent issuances of Permitted Other Indebtedness, the representative for the holders of such Permitted Other Indebtedness have become a party to the Second Lien Intercreditor Agreement in accordance with the terms thereof; and without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement contemplated by this clause (ii); and

(iii) in the case of any Subject Lien on assets or property not constituting Collateral, any Subject Lien if (A) the Obligations are equally and ratably secured with (or on a senior basis to, in the case such Subject Lien secures any Junior Debt) the obligations secured by such Subject Lien or (B) such Subject Lien is a Permitted Lien.

(b) Any Lien created for the benefit of the Secured Parties pursuant to the preceding paragraph shall provide by its terms that such Lien shall be automatically and unconditionally be released and discharged upon the release and discharge of the Subject Lien that gave rise to the obligation to so secure the Obligations.

10.3 Limitation on Fundamental Changes. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all its business units, assets or other properties, except that:

(a) so long as no Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower or any other Person may be merged, amalgamated or consolidated with or into the Borrower; provided that (A) the Borrower shall be the continuing or surviving corporation or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Borrower (such other Person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized (or incorporated) or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (2) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto or in a form otherwise reasonably satisfactory to the Administrative Agent, (3) Holdings and each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have, by a supplement to the Guarantee, confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement, (4) each Subsidiary grantor and each Subsidiary pledgor, unless it is the other party to such merger, amalgamation or consolidation, shall have, by a supplement to any applicable Security Document, affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (3), and (5) the Successor Borrower shall have delivered to the Administrative Agent (x) an officer’s certificate stating that such merger, amalgamation, or consolidation and such supplements preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the applicable Security Documents and (y) if requested by the Administrative Agent, an opinion of counsel to the effect that such merger, amalgamation, or consolidation does not violate this Agreement or any other Credit Document and that the provisions set forth in the preceding clauses (3) and (4) preserve the enforceability of the Guarantee and the perfection of the Liens created under the applicable Security Documents (it being understood that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Credit Documents and any references to “Borrower” in the Credit Documents shall be meant to refer to Successor Borrower); or

(b) so long as no Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower or any other Person (other than the Borrower) may be merged, amalgamated or consolidated with or into any one or more Subsidiaries of the Borrower; provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving Person or (B) the Borrower shall cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more Guarantors, a Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation and if the surviving Person is not already a Guarantor, such Person shall execute a supplement to the Guarantee and the relevant Security Documents in form and substance reasonably satisfactory to the Administrative Agent in order to become a Guarantor and pledgor, mortgagor and grantor, as applicable, thereunder for the benefit of the Secured Parties, and (iii) the Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger, amalgamation or consolidation and any such supplements to any Security Document preserve the enforceability of the Guarantees and the perfection and priority of the Liens under the applicable Security Documents;

(c) the Transactions may be consummated;

(d) (i) any Restricted Subsidiary that is not a Credit Party may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to the Borrower or any other Restricted Subsidiary or (ii) any Credit Party (other than the Borrower) may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to any other Credit Party;

(e) any Subsidiary (other than the Borrower) may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to a Credit Party; provided that the consideration for any such disposition by any Person other than a Guarantor shall not exceed the fair value of such assets;

(f) any Restricted Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the interests of the Lenders;

(g) the Borrower and the Restricted Subsidiaries may consummate a merger, dissolution, liquidation, consolidation, investment or conveyance, sale, lease, assignment or disposition, the purpose of which is to effect an Asset Sale (which for purposes of this Section 10.3(g), will include any disposition below the dollar threshold set forth in clause (ii)(v) of the definition of “Asset Sale”) permitted by Section 10.4 or an investment permitted pursuant to Section 10.5 or an investment that constitutes a Permitted Investment; and

(h) any Permitted Tax Restructuring or IPO Reorganization Transaction may be consummated; provided that any Successor Borrower created in connection with such transaction shall comply with the provisions of Section 10.3(a)(i).

10.4 Limitation on Sale of Assets. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale, unless:

(a) the Borrower or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (as determined at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of; and

(b) except in the case of a Permitted Asset Swap, if the property or assets sold or otherwise disposed of have a Fair Market Value in excess of the greater of (a) $27.5 million and (b) 1.5% of Consolidated Total Assets for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such disposition, at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of:

(i) any liabilities (as reflected on the Borrower’s most recent consolidated balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s consolidated balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such consolidated balance sheet, as determined in good faith by the Borrower) of the Borrower, other than liabilities that are by their terms subordinated to the Loans, that are assumed by the transferee of any such assets (or are otherwise extinguished in connection with the transactions relating to such Asset Sale) and for which the Borrower and all such Restricted Subsidiaries have been validly released by all applicable creditors in writing;

(ii) any securities, notes or other obligations or assets received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale;

(iii) Indebtedness, other than liabilities that are by their terms subordinated to the Loans, that are of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, to the extent that the Borrower and all Restricted Subsidiaries have been validly released from any Guarantee of payment of such Indebtedness in connection with such Asset Sale;

(iv) consideration consisting of Indebtedness of the Borrower (other than Subordinated Indebtedness) received after the Closing Date from Persons who are not the Borrower or any Restricted Subsidiary; and

(v) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (v) that is at that time outstanding, not to exceed the greater of $110.0 million or 6% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this clause (b) of this provision and for no other purpose.

Within the Reinvestment Period after the Borrower’s or any Restricted Subsidiary’s receipt of the Net Cash Proceeds of any Asset Sale, the Borrower or such Restricted Subsidiary shall apply the Net Cash Proceeds from such Asset Sale:

(i) (x) to prepay Loans or Indebtedness in accordance with Section 5.2(a)(i) or (y) to the extent not required to prepay Loans pursuant to Section 5.2(a)(i), be retained by the Borrower and/or Restricted Subsidiaries (any such amounts, “Retained Asset Sale Proceeds”); and/or

(ii) to make investments in the Borrower and the Subsidiaries; provided that the Borrower and the Restricted Subsidiaries will be deemed to have complied with this clause (ii) if and to the extent that, within the Reinvestment Period after the Asset Sale that generated the Net Cash Proceeds, the Borrower or such Restricted Subsidiary has entered into and not abandoned or rejected a binding agreement or letter of intent to consummate any such investment described in this clause (ii) with the good faith expectation that such Net Cash Proceeds will be applied to satisfy such commitment within 180 days of such commitment and, in the event any such commitment is later cancelled or terminated for any reason before the Net Cash Proceeds are applied in connection therewith, the Borrower or such Restricted Subsidiary prepays the Loans in accordance with Section 5.2(a)(i).

(c) Pending the final application of any Net Cash Proceeds pursuant to this covenant, the Borrower or the applicable Restricted Subsidiary may apply such Net Cash Proceeds temporarily to reduce Indebtedness outstanding under the ABL Facility or any other revolving credit facility or otherwise invest such Net Cash Proceeds in any manner not prohibited by this Agreement.

10.5 Limitation on Restricted Payments.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation, other than:

(A) dividends or distributions by the Borrower payable in Equity Interests (other than Disqualified Stock) of the Borrower or in options, warrants or other rights to purchase such Equity Interests, or

(B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Subsidiary other than a Wholly-Owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least, if any, its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities;

(2) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any direct or indirect parent company of the Borrower, including in connection with any merger or consolidation;

(3) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Junior Debt of the Borrower or any Restricted Subsidiary, other than (A) Indebtedness permitted under clauses (g) and (h) of Section 10.1 or (B) the purchase, repurchase or other acquisition of Junior Debt purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition; or

(4) make any Restricted Investment;

(all such payments and other actions set forth in clauses (1) and (2) above (other than any exception thereto) being collectively referred to as “Restricted Dividends”, all such payments and other actions set forth in clause (3) above (other than any exception thereto) being collectively referred to as “Restricted Debt Payments” and all such payments and other actions set forth in clauses (1) through (4) above (other than any exception thereto) being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment:

(i) [reserved];

(ii) [reserved]; and

(iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and the Restricted Subsidiaries after the Closing Date (excluding Restricted Payments permitted by Section 10.5(b)), is less than the sum of (without duplication) (the sum of the amounts attributable to clauses (A) through (H) below is referred to herein as the “Available Amount”):

(A) an amount equal to the greater of (A) 50% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) from the first day of the fiscal quarter during which the Closing Date occurs to the end of the Borrower’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment and (B) the sum of Excess Cash Flow (but not less than zero in any period), on a quarterly basis, commencing with the first fiscal quarter of the fiscal year ending on January 30, 2021 and Excess Cash Flow for each succeeding completed fiscal year as of such date, in each case, that was not required to prepay Term Loan Borrowings pursuant to Section 5.2(a)(ii), plus

(B) 100% of the aggregate net cash proceeds and the Fair Market Value of marketable securities or other property received by the Borrower since immediately after the Closing Date (other than net cash proceeds to the extent such net cash proceeds have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1) from the issue or sale of (x) Equity Interests of the Borrower, including Retired Capital Stock, but excluding cash proceeds and the Fair Market Value of marketable securities or other property received from the sale of (A) Equity Interests to any employee, director, manager or consultant of the Borrower, any direct or indirect parent company of the Borrower and the Borrower’s Subsidiaries after the Closing Date to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of Section 10.5(b) below, and (B) Designated Preferred Stock, and, to the extent such net cash proceeds are actually contributed to the Borrower, Equity Interests of any direct or indirect parent company of the Borrower (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of Section 10.5(b) below) or (y) Indebtedness of the Borrower or any Restricted Subsidiary that has been converted into or exchanged for such Equity Interests of the Borrower or any Parent

Entity of the Borrower; provided that this clause (B) shall not include the proceeds from (a) Refunding Capital Stock, (b) Equity Interests or Indebtedness that has been converted or exchanged for Equity Interests of the Borrower sold to any Restricted Subsidiary, as the case may be, (c) Disqualified Stock or Indebtedness that has been converted or exchanged into Disqualified Stock or (d) Excluded Contributions, plus

(C) 100% of the aggregate amount of cash and the Fair Market Value of marketable securities or other property contributed to the capital of the Borrower following the Closing Date (other than net cash proceeds to the extent such net cash proceeds (i) have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1, (ii) are contributed by a Restricted Subsidiary or (iii) constitute Excluded Contributions), plus

(D) 100% of the aggregate amount received in cash and the Fair Market Value of marketable securities or other property received by means of (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Restricted Investments made by the Borrower and the Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Borrower and the Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments made by the Borrower or the Restricted Subsidiaries, in each case, after the Closing Date; or (B) the sale (other than to the Borrower or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to clause (7) of Section 10.5(b) below or to the extent such Investment constituted a Permitted Investment) or a dividend from an Unrestricted Subsidiary after the Closing Date, plus

(E) to the extent not already reflected as a return of capital with respect to such Restricted Investment for purposes of determining the amount of such Restricted Investment, 100% of the proceeds received by the Borrower and/or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans, in each case received in respect of any Restricted Investment (other than to the extent such Investment constituted a Permitted Investment); plus

(F) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Closing Date, the Fair Market Value of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, other than to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to clause (7) of Section 10.5(b) below or to the extent such Investment constituted a Permitted Investment, plus

(G) the aggregate amount of any Retained Declined Proceeds and Retained Asset Sale Proceeds since the Closing Date, plus

(H) the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on Pro Forma Basis).

(b) The foregoing provisions of Section 10.5(a) will not prohibit:

(1) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or the giving of such irrevocable notice, as applicable, if at the date of declaration or the giving of such notice such payment would have complied with the provisions of this Agreement;

(2) (a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) or Junior Debt of the Borrower or any Restricted Subsidiary, or any Equity Interests of any Parent Entity of the Borrower, in exchange for, or out of the proceeds of the substantially concurrent sale or issuance (other than to a Restricted Subsidiary) of, Equity Interests of the Borrower or any direct or indirect Parent Entity or management investment vehicle to the extent contributed to the Borrower (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”) and (b) if immediately prior to the retirement of Retired Capital Stock, the declaration and payment of dividends thereon was permitted under clause (6) of this Section 10.5(b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect Parent Entity) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that was declarable and payable on such Retired Capital Stock immediately prior to such retirement;

(3) the prepayment, redemption, defeasance, repurchase or other acquisition or retirement for value of Junior Debt of the Borrower or a Restricted Subsidiary made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Borrower or a Restricted Subsidiary, as the case may be, which is incurred in compliance with Section 10.1 so long as: (A) the principal amount (or accreted value, if applicable) of such new Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus any accrued and unpaid interest on the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired for value, plus the amount of any premium (including reasonable tender premiums), defeasance costs and any reasonable fees and expenses incurred in connection with the issuance of such new Indebtedness, (B) if such Junior Debt is subordinated to the Obligations, such new Indebtedness is subordinated to the Obligations or the applicable Guarantee at least to the same extent as such Junior Debt so purchased, exchanged, redeemed, defeased, repurchased, acquired or retired for value, (C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired, (D) if such Junior Debt so purchased, exchanged, redeemed, repurchased, acquired or retired for value is (i) unsecured then such new Indebtedness shall be unsecured or (ii) Permitted Other Indebtedness incurred pursuant to Section 10.1(x)(i) and is secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations then such new Indebtedness shall be unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, and (E) such new Indebtedness has a weighted average life to maturity equal to or greater than the remaining weighted average life to maturity of the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired;

(4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Entity or management investment vehicle held by any future, present or former employee, director, manager or consultant of the Borrower, any of its Subsidiaries or any direct or indirect Parent Entity or management investment vehicle or their estates, descendants, family, spouse or former spouse pursuant to any management equity plan or stock option or phantom equity plan or any other management or employee benefit plan or agreement, or any stock subscription or shareholder agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Borrower or any Parent Entity or management investment vehicle in connection with such repurchase, retirement or other acquisition), including any Equity Interests rolled over by management of the Borrower or any direct or indirect Parent Entity of the Borrower or management investment vehicle or any Investor in connection with the Transactions; provided that, except with respect to non-discretionary purchases, the aggregate Restricted Payments made under this clause (4) subsequent to the Closing Date do not exceed in any calendar year the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) (which subsequent to the consummation of an IPO shall increase to the greater of (a) $45,750,000 and (b) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis)) (with unused amounts in any calendar year being carried over to succeeding calendar years); provided, further, that such amount in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock or Excluded Contributions) of the Borrower and, to the extent contributed to the Borrower, the cash proceeds from the sale of Equity Interests of any direct or indirect Parent Entity or management investment vehicle, in each case to any future, present or former employees, directors, managers or consultants of the Borrower, any of its Subsidiaries or any direct or indirect Parent Entity or management investment vehicle that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1 or to the payment of Restricted Payments by virtue of clause (iii) of Section 10.5(a), plus (B) the cash proceeds of key man life insurance policies received by the Borrower and the Restricted Subsidiaries after the Closing Date, less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this clause (4); and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former employees, directors, managers or consultants of the Borrower, any direct or indirect Parent Entity or management investment vehicle or any Restricted Subsidiary, or their estates, descendants, family, spouse or former spouse in connection with a repurchase of Equity Interests of the Borrower or any direct or indirect Parent Entity or management investment vehicle will not be deemed to constitute a Restricted Payment for purposes of this Section 10.5 or any other provision of this Agreement;

(5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary or any class or series of preferred stock of any Restricted Subsidiary, in each case, issued or outstanding in accordance with Section 10.1 to the extent such dividends are included in the definition of Fixed Charges;

(6) (A) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the Borrower after the Closing Date; (B) the declaration and payment of dividends to any Parent Entity of the Borrower, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of such Parent Entity issued after the Closing Date; provided that the amount of dividends paid pursuant to this clause (B) shall not exceed the aggregate amount of cash actually contributed to the Borrower from the sale of such Designated Preferred Stock; or (C) the declaration and payment of dividends on Refunding Capital Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this Section 10.5(b); provided that, in the case of each of (A), (B), and (C) of this clause (6), for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock, after giving effect to such issuance or declaration on a pro forma basis, the Borrower and the Restricted Subsidiaries on a consolidated basis would have had a Fixed Charge Coverage Ratio of at least 2.00:1.00;

(7) Investments in Unrestricted Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (7) that are at the time outstanding, in an aggregate amount outstanding not to exceed the greater of (x) $51,500,000 and (y) 22.5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(8) (i) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable upon exercise of Equity Interests by any future, present or former employee, director, manager, or consultant and repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants and (ii) payments or other adjustments to outstanding Equity Interests in accordance with any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement in connection with any Restricted Payment;

(9) the declaration and payment of dividends on the Borrower’s common stock (or the payment of dividends to any Parent Entity of the Borrower to fund a payment of dividends on such company’s common stock), following consummation of an IPO, not to exceed the sum (a) of up to 6.00% per annum of the net cash proceeds received by or contributed to the Borrower in or from such IPO, other than public offerings with respect to the Borrower’s common stock registered on Form S-8 and other than any public sale constituting an Excluded Contribution and (b) up to 7.00% of the market capitalization of the Borrower;

(10) Restricted Payments in an amount that does not exceed the amount of Excluded Contributions made since the Closing Date to the extent not applied to incur Indebtedness or Liens pursuant to Section 10.1(bb) or 10.5(b)(10);

(11) other Restricted Payments (other than a Restricted Debt Payment) in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause not to exceed the sum of (i) the greater of (x) $57,000,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time made, (ii) the Available Investments Amount and (iii) the Available Restricted Debt Payments Amount;

(12) distributions or payments of Receivables Fees;

(13) any Restricted Payment made in connection with the Transactions (including to holders of Equity Interests of the Borrower in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto), in each case, with respect to the Transactions and the fees and expenses related thereto or used to fund amounts owed to Affiliates (including dividends to any direct or indirect parent company of the Borrower to permit payment by such parent of such amount), to the extent permitted by Section 9.9 (other than clause (b) thereof), and Restricted Payments in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other Permitted Investment and to satisfy indemnity and other similar obligations under any Permitted Acquisitions or other Permitted Investments;

(14) other Restricted Payments; provided that (x) after giving Pro Forma Effect to such Restricted Payments with respect to any Restricted Dividend, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio is equal to or less than 3.50:1.00, (y) after giving Pro Forma Effect to such Restricted Payments with respect to any Restricted Debt Payment, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio is equal to or less than 2.75:1.00 and (z) no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing or would occur as a consequence thereof;

(15) the declaration and payment of dividends to, or the making of loans to, Holdings or any direct or indirect Parent Entity in amounts required for Holdings and any direct or indirect Parent Entity to pay: (A) franchise and excise Taxes, and other fees and expenses, required to maintain its organizational existence and privilege of doing business, (B) consolidated, combined or similar foreign, federal, state and/or local income and similar Taxes, to the extent that such income and similar Taxes are attributable to the income of the Borrower and its Subsidiaries; provided that in each case the aggregate amount of such payments with respect to any taxable year does not exceed the amount that the Borrower and its applicable Subsidiaries would have been required to pay in respect of such Taxes for such taxable year had the Borrower and such Subsidiaries been a stand-alone taxpayer or stand-alone group (separate from any such direct or indirect parent company) for all taxable years ending after the Closing Date, (C) customary salary, bonus, and other benefits payable to officers, employees, directors, and managers of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses, and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, including the Borrower’s proportionate share of such amount relating to such Parent Entity being a public company, (D) general corporate or other operating (including, without limitation, expenses related to auditing or other accounting matters) and overhead costs and expenses of any direct or indirect Parent Entity to the extent such costs and expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, including the Borrower’s proportionate share of such amount relating to such Parent Entity being a public company, (E) amounts required for any direct or indirect Parent Entity to pay fees and expenses incurred by any direct or indirect Parent Entity related to (i) the maintenance by such parent entity of its corporate or other entity existence and (ii) transactions of such Parent Entity of the type described in clause (xi) of the definition of Consolidated Net Income, (F) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Borrower or any such direct or indirect Parent Entity, and (G) repurchases deemed to occur upon the cashless exercise of stock options;

(16) the repurchase, redemption or other acquisition for value of Equity Interests of the Borrower deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Borrower, in each case, permitted under this Agreement;

(17) the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents);

(18) the prepayment, redemption, defeasance, repurchase or other acquisition or retirement for value of Junior Debt in an aggregate amount pursuant to this clause (18) not to exceed the sum of (x) the greater of (i) $57,000,000 and (ii) 25% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), (y) the Available Investments Amounts and (z) the Available Restricted Payments Amount;

(19) undertaking or consummating any IPO Reorganization Transactions;

(20) payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets that complies with Section 10.3; and

(21) any Restricted Payment made in connection with the Transactions and the fees and expenses related thereto or used to fund amounts owed to Affiliates (including dividends to any direct or indirect parent company of the Borrower to permit payment by such parent of such amount), to the extent permitted by Section 9.9 (other than clause (b) thereof);

The Borrower will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the penultimate and last sentences of the definition of Unrestricted Subsidiary. For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Borrower and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of Investment. Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, whether pursuant to Section 10.5(a) or under clauses (7), (10), (11) or (14) of Section 10.5(b), or pursuant to the definition of Permitted Investments, and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in this Agreement.

For purposes of determining compliance, with Section 10.5, the Borrower may redesignate any Restricted Payment or Investment (or any portion thereof) originally designated as made pursuant to one of the categories of permitted Restricted Payments or Investments described in clauses (1) through (21) above or is entitled to be made pursuant to Section 10.5(a) and/or one or more of the exceptions contained in the definition of Permitted Investments as having been incurred under one of the other such categories of permitted Restricted Payments or Investments described in clauses (1) through (21) above or is entitled to be made pursuant to Section 10.5(a) and/or one or more of the exceptions contained in the definition of Permitted Investments, so long as at the time of such redesignation, the Borrower would be permitted to make under such other category of permitted Restricted Payment or Investment the aggregate amount of the Restricted Payment or Investment being so redesignated (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to make Restricted Payments or Investments under such other category of permitted Restricted Payment or Investment as of the date of such redesignation by the amount of the Restricted Payment or Investment so redesignated).

(c) Prior to the Initial Term Loan Maturity Date, to the extent any Permitted Debt Exchange Notes are issued pursuant to Section 10.1(y) for the purpose of consummating a Permitted Debt Exchange, (i) the Borrower will not, and will not permit its Restricted Subsidiaries to, prepay, repurchase, redeem or otherwise defease or acquire any Permitted Debt Exchange Notes unless the Borrower or a Restricted Subsidiary shall concurrently voluntarily prepay Term Loans pursuant to Section 5.1(a) on a pro rata basis among the Term Loans, in an amount not less than the product of (x) a fraction, the numerator of which is the aggregate principal amount (calculated on the face amount thereof) of such Permitted Debt Exchange Notes that are proposed to be prepaid, repurchased, redeemed, defeased or acquired and the denominator of which is the aggregate principal amount (calculated on the face amount thereof) of all Permitted Debt Exchange Notes in respect of the relevant Permitted Debt Exchange then outstanding (prior to giving effect to such proposed prepayment, repurchase, redemption, defeasance or acquisition) and (y) the aggregate principal amount (calculated on the face amount thereof) of Term Loans then outstanding and (ii) the Borrower will not waive, amend or modify the terms of any Permitted Debt Exchange Notes or any indenture pursuant to which such Permitted Debt Exchange Notes have been issued in any manner inconsistent with the terms of Section 2.15(a), Section 10.1(y), or the definition of Permitted Other Indebtedness or that would result in an Event of Default hereunder if such Permitted Debt Exchange Notes (as so amended or modified) were then being issued or incurred.

10.6 Limitation on Subsidiary Distributions and Negative Pledges. The Borrower will not permit any of its Restricted Subsidiaries that are not Credit Parties to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to:

(a) (i) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Borrower or any Restricted Subsidiary;

(b) make loans or advances to the Borrower or any Restricted Subsidiary;

(c) sell, lease or transfer any of its properties or assets to the Borrower or any Restricted Subsidiary; or

(d) create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Obligations or under the Credit Documents;

except (in each case) for such encumbrances or restrictions (x) which the Borrower has reasonably determined in good faith will not materially impair the Borrower’s ability to make payments under this Agreement when due or (y) existing under or by reason of:

(i) contractual encumbrances or restrictions in effect on the Closing Date, including pursuant to this Agreement and the related documentation and related Hedging Obligations;

(ii) the ABL Credit Documents and the ABL Loans;

(iii) purchase money obligations for property acquired in the ordinary course of business or consistent with past practice and Capitalized Lease Obligations that impose restrictions of the nature discussed in clauses (c) or (d) above on the property so acquired;

(iv) Requirements of Law or any applicable rule, regulation or order, or any request of any Governmental Authority having regulatory authority over the Borrower or any of its Subsidiaries;

(v) any agreement or other instrument of a Person acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated;

(vi) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary and restrictions on transfer of assets subject to Permitted Liens;

(vii) (x) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 10.1 and 10.2 that limit the right of the debtor to dispose of the assets securing such Indebtedness and (y) restrictions on transfers of assets subject to Permitted Liens (but, with respect to any such Permitted Lien, only to the extent that such transfer restrictions apply solely to the assets that are the subject of such Permitted Lien);

(viii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(ix) other Indebtedness, Disqualified Stock or preferred stock of Restricted Subsidiaries permitted to be incurred subsequent to the Closing Date pursuant to the provisions of Section 10.1;

(x) customary provisions in joint venture agreements or arrangements and other similar agreements or arrangements relating solely to such joint venture and the Equity Interests issued thereby;

(xi) customary provisions contained in leases, sub-leases, licenses, sub-licenses or similar agreements, in each case, entered into in the ordinary course of business;

(xii) restrictions created in connection with any Receivables Facility that, in the good faith determination of the board of directors (or analogous governing body) of the Borrower, are necessary or advisable to effect such Receivables Facility; and

(xiii) any encumbrances or restrictions of the type referred to in clauses (a), (b), (c) and (d) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xii) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, or refinancings (x) are, in the good faith judgment of the Borrower’s board of directors (or analogous governing body), no more restrictive in any material respect with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing or (y) do not materially impair the Borrower’s ability to pay its obligations under the Credit Documents as and when due (as determined in good faith by the Borrower).

10.7 Permitted Activities. Holdings shall not conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Capital Stock of the Borrower, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (iii) participating in tax, accounting and other administrative matters as owner of the Capital Stock of the Borrower and its Subsidiaries and reporting related to such matters, (iv) the performance of its obligations under and in connection with the Credit Documents, any documentation governing the ABL Facility, any documentation governing Permitted Other Indebtedness, any refinancing thereof and the other agreements contemplated hereby and thereby, (v) any public offering of its common stock or any other issuance or registration of its Capital Stock for sale or resale not prohibited by this Section 10 (or that would be permitted to the extent that Holdings was considered to be the Borrower and/or a Restricted Subsidiary), including the ability to incur costs, fees and expenses related thereto, (vi) incurring fees, costs and expenses relating to overhead and general operations including professional fees for legal, tax and accounting matters, (vii) providing indemnification to officers and directors and as otherwise permitted hereunder, (viii) activities incidental to the consummation of the Transactions, (ix) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower, (x) any other transaction permitted pursuant to this Section 10, (xi) the ownership of assets owned by Holdings on the Closing Date, (xii) undertaking or consummating any IPO Reorganization Transactions or any transaction related thereto or contemplated thereby and (xiii) activities incidental to the businesses or activities described in clauses (i) through (xii) of this Section 10.7.

Section 11. Events of Default and Remedies.

11.1 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (each an “Event of Default”):

(a) Payments. The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more Business Days, in the payment when due of any interest on the Loans or any Fees or of any other amounts owing hereunder or under any other Credit Document; or

(b) Representations, Etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made, and, to the extent capable of being cured, such incorrect representation or warranty shall remain incorrect for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower; or

(c) Covenants. Any Credit Party shall:

(i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(e)(i), Section 9.5 (solely with respect to the Borrower) or Section 10; provided that any Event of Default in respect of Section 9.1(e)(i) shall be automatically deemed to be cured upon delivery of the relevant notice thereunder; or

(ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1(a) or (b) or clause (i) of this Section 11.1(c)) contained in this Agreement or any Security Document and such default shall continue unremedied for a period of at least 30 days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders; or

(d) Default Under Other Agreements. (i) Holdings, the Borrower or any of the Restricted Subsidiaries shall (1) fail to make any payment with respect to any Indebtedness (other than the Obligations) in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate, for Holdings, the Borrower and such Restricted Subsidiaries, beyond the period of grace and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created or (2) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (after giving effect to all applicable grace periods and delivery of all required notices) (other than, with respect to Indebtedness consisting of any Hedge Agreements, termination events or equivalent events pursuant to the terms of such Hedge Agreements (it being understood that clause (i) shall apply to any failure to make any payment in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) that is required as a result of any such termination or similar event and that is not otherwise being contested in good faith)), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (i) shall not apply to secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), or (ii) without limiting the provisions of clause (i) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (and, with respect to Indebtedness consisting of any Hedge Agreements, other than due to a termination event or equivalent event pursuant to the terms of such Hedge Agreements (it being understood that clause (i)(1) above shall apply to any failure to make any payment in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) that is required as a result of any such termination or equivalent event and that is not otherwise being contested in good faith)), prior to the stated maturity thereof; provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness, (y) Indebtedness which is convertible into Qualified Stock and converts to Qualified Stock in accordance with its terms and such conversion is not prohibited hereunder, or (z) any breach or default that is (I) remedied by Holdings, the Borrower or the applicable Restricted Subsidiary or (II) waived (including in the form of amendment) by the required holders of the applicable item of Indebtedness, in either case, prior to the acceleration of Loans pursuant to this Section 11; provided that any acceleration of the ABL Loans or termination of the Commitments (as defined in the ABL Credit Agreement) as a result of a default under Section 6.11 of the ABL Credit Agreement shall not constitute an Event of Default pursuant to this Section 11.1(d) until the date on which the ABL Loans (if any) have been accelerated or the Commitments (as defined in the ABL Credit Agreement) have been terminated, in each case, by the Required Lenders (as defined in the ABL Credit Agreement), such declaration has remained outstanding for thirty (30) consecutive days and such declaration has not been rescinded on or before such date; or

(e) Bankruptcy, Etc. Except as otherwise permitted by Section 10.3, Holdings, the Borrower or any Significant Subsidiary shall commence a voluntary case, proceeding or action concerning itself under Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”) or under any other applicable Bankruptcy Law; or an involuntary case, proceeding or action is commenced against Holdings, the Borrower or any Significant Subsidiary under the Bankruptcy Code or any other applicable Bankruptcy Law and the petition is not controverted within 60 days after the filing of a petition to commence such case, proceeding or action; or an involuntary case, proceeding or action is commenced against Holdings, the Borrower or any Significant Subsidiary under the Bankruptcy Code or any other applicable Bankruptcy Law and the petition is not dismissed within 60 days after commencement of the case, proceeding or action; or a custodian (as defined in the Bankruptcy Code), judicial manager, compulsory manager, receiver, receiver manager, trustee, liquidator, administrator, administrative receiver or similar Person is appointed for, or takes charge of, all or substantially all of the property of Holdings, the Borrower or any Significant Subsidiary; or Holdings, the Borrower or any Significant Subsidiary commences any other voluntary proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, winding-up, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings, the Borrower or any Significant Subsidiary; or there is commenced against Holdings, the Borrower or any Significant Subsidiary any such proceeding or action that remains undismissed for a period of 60 days; or Holdings, the Borrower or any Significant Subsidiary is adjudicated bankrupt; or any order of relief or other order approving any such case or proceeding or action is entered; or Holdings, the Borrower or any Significant Subsidiary suffers any appointment of any custodian receiver, receiver manager, trustee, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings, the Borrower or any Significant Subsidiary makes a general assignment for the benefit of its creditors; or

(f) ERISA. (i) An ERISA Event or a Foreign Plan Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan(s), (iii) the PBGC shall institute proceedings to terminate any Pension Plan(s), or (iv) any Credit Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner, and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to result in a Material Adverse Effect; or

(g) Guarantee. Other than as expressly permitted hereunder, any Guarantee provided by any Credit Party or any material provision thereof shall, subject to the Legal Reservations, cease to be in full force or effect (other than pursuant to the terms hereof and thereof) or any such Guarantor thereunder or any other Credit Party shall deny or disaffirm in writing any such Guarantor’s obligations under the Guarantee; or

(h) Guarantee and Collateral Agreement. Other than as expressly permitted hereunder, (i) the Guarantee and Collateral Agreement or any other Security Document pursuant to which the Capital Stock or Stock Equivalents of the Borrower or any Material Subsidiary is pledged or any material provision thereof shall, subject to the Legal Requirements, cease to be in full force or effect (other than pursuant to the terms hereof or thereof, solely as a result of acts or omissions of the Collateral Agent or solely as a result of the Collateral Agent’s failure to maintain possession of any Capital Stock or Stock Equivalents that have been previously delivered to it) or any pledgor thereunder or any Credit Party shall deny or disaffirm in writing any pledgor’s obligations under any Security Document or (ii) the Guarantee and Collateral Agreement or any other Security Document pursuant to which the assets of Holdings, the Borrower or any Material Subsidiary are pledged as Collateral or any material provision thereof shall, subject to the Legal Reservations, cease to be in full force or effect or create a valid and perfected Lien, with the priority required by this Agreement, the Security Documents, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement, on and security interest in a material portion of the Collateral (in each case, other than pursuant to the terms hereof or thereof or solely as a result of acts or omissions of the Collateral Agent (including as a result of the Collateral Agent’s failure to file a Uniform Commercial Code continuation statement)) or any grantor thereunder or any Credit Party shall deny or disaffirm in writing any grantor’s obligations under the Guarantee and Collateral Agreement or any other Security Document; or

(i) [Reserved].

(j) Judgments. One or more final judgments or decrees shall be entered against the Borrower or any of the Restricted Subsidiaries involving a liability in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate for all such judgments and decrees for the Borrower and the Restricted Subsidiaries (to the extent not covered by insurance or indemnities as to which the applicable insurance company or third party has not denied coverage) and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

(k) Change of Control. A Change of Control shall occur.

11.2 Remedies Upon Event of Default. If an Event of Default occurs and is continuing (but, with respect to clauses (a)(ii)(with respect to fees expenses only), (b), (c), (d), (j) or (k) of Section 11.1, solely at any time up to two years following the first public notice or notice of the Administrative Agent and Lenders of such event), the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against Holdings or the Borrower, except as otherwise specifically provided for in this Agreement, declare the principal of and any accrued interest and fees in respect of all Loans and all Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower to the extent permitted by applicable law; provided that, if an Event of Default specified in Section 11.1(e) shall occur with respect to the Borrower or Holdings, the result that would occur upon the giving of written notice by the Administrative Agent shall occur automatically without the giving of any such notice.

11.3 Application of Proceeds. Subject to the terms of the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement, any amount received by the Administrative Agent or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.4 shall be applied:

(i) first, to the payment of all reasonable and documented costs and expenses incurred by the Administrative Agent or the Collateral Agent in connection with any collection or sale of the Collateral or otherwise in connection with any Credit Document, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent or the Collateral Agent hereunder or under any other Credit Document on behalf of any Credit Party and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document to the extent reimbursable hereunder or thereunder;

(ii) second, to the Secured Parties, an amount equal to all Obligations owing to them on the date of any distribution; and

(iii) third, any surplus then remaining shall be paid to the applicable Credit Parties or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

Notwithstanding the foregoing, amounts received from any Guarantor that is not an “Eligible Contract Participant” (as defined in the Commodity Exchange Act) shall not be applied to its Obligations that are Excluded Swap Obligations.

Section 12. The Agents.

12.1 Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Section 12 (other than Sections 12.1, 12.9, 12.11 and 12.12 with respect to the Borrower) are solely for the benefit of the Agents and the Lenders, none of Holdings, the Borrower or any other Credit Party shall have rights as third party beneficiary of any such provision. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings, the Borrower or any of their respective Subsidiaries.

(b) The Administrative Agent and each Lender hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent and each Lender irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Collateral Agent is appointed as a trustee under the English law security documents and declares that it shall hold the security interests constituted by the English law security documents on trust for the Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any of the Administrative Agent and the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.

12.2 Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents, sub-agents or attorneys-in-fact selected by it in the absence of its gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

12.3 Exculpatory Provisions. No Agent nor any of its officers, directors, employees, agents, sub-agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or the creation, perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, the value or sufficiency of the Collateral, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. The Collateral Agent shall not be under any obligation to the Administrative Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party. Without limiting the generality of the foregoing, (a) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 13.1), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law and (b) except as expressly set forth in the Credit Documents, no Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the other Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. So long as the Borrower has consented to or deemed to have consented to an assignment under this Agreement, it is understood and agreed that the Administrative Agent shall have no responsibility or liability to determine or monitor whether any Lender or potential Lender is a Disqualified Lender.

12.4 Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or instruction believed by it (in good faith) to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings and the Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans; provided that the Administrative Agent and the Collateral Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or applicable law.

12.5 Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or the Collateral Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, it shall give notice thereof to the Lenders and the Collateral Agent. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable.

12.6 Non-Reliance on Administrative Agent, Collateral Agent, and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Collateral Agent to any Lender. Each Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrower and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrower and any other Credit Party. Except for notices, reports, and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of Holdings, the Borrower or any other Credit Party that may come into the possession of the Administrative Agent or the Collateral Agent any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates. Each Lender that is party to the Term Loan Exchange Agreement represents to the Administrative Agent and the Collateral Agent that it has full power and authority, and has taken all necessary action, to execute, deliver and enter into the Term Loan Exchange Agreement and to consummate the transactions contemplated thereby, and that none of such execution, delivery, entrance or consummation conflicts with such Lender’s organizational documents, material contracts to which such Lender is a party or applicable law. Each Lender that participates in the Preferred Equity Exchange represents to the Administrative Agent and the Collateral Agent that it has full power and authority, and has taken all necessary action, to execute, deliver and enter into the letter of transmittal delivered by the Lender in connection therewith and to consummate the transactions contemplated thereby, and that none of such execution, delivery, entrance or consummation conflicts with such Lender’s organizational documents, material contracts to which such Lender is a party or applicable law.

12.7 Indemnification. The Lenders agree to severally indemnify each Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Total Credit Exposure in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective portions of the Total Credit Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against an Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, for the avoidance of doubt, the Term Loan Exchange and the Preferred Equity Exchange) or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable to an Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction; provided, further, that no action taken by the Administrative Agent in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans), this Section 12.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of Holdings or the Borrower; provided that such reimbursement by the Lenders shall not affect Holdings’ or the Borrower’s continuing reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Each Lender hereby waives all claims, losses, damages and liabilities, joint or several, to which any Agent or any of its directors, officers, members, controlling persons, employees, trustees, investment advisors or agents and successors may become subject arising out of or in connection with such Lender’s entrance into this Agreement or the transactions contemplated hereby. The agreements in this Section 12.7 shall survive the payment of the Loans and all other amounts payable hereunder. The indemnity provided to each Agent under this Section 12.7 shall also apply to such Agent’s respective Affiliates, directors, officers, members, controlling persons, employees, trustees, investment advisors and agents and successors.

12.8 Agents in Their Individual Capacities. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent were not an Agent hereunder and under the other Credit Documents. With respect to the Loans made (or deemed to have been made) by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms Lender and Lenders shall include each Agent in its individual capacity.

12.9 Successor Agents.

(a) Each of the Administrative Agent and the Collateral Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed) so long as no Event of Default under Sections 11.1(a) or 11.1(e) is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States (other than any Disqualified Lender). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (the “Resignation Effective Date”), then the retiring Agent may on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above (including receipt of the Borrower’s consent); provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or Disqualified Lender, and further provided that if the Administrative Agent or the Collateral Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice.

(b) If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (v) of the definition of Lender Default, the Required Lenders may to the extent permitted by applicable law, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), by notice in writing to the Borrower and such Person remove such Person as the Administrative Agent and, in consultation with the consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders (with the consent of the Borrower as required above) and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders and the Borrower) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Credit Documents, the retiring or removed Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the retiring or removed Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph (and otherwise subject to the terms above). Upon the acceptance of a successor’s appointment as the Administrative Agent or the Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section 12.9). Except as provided above, any resignation or removal of JPMorgan Chase Bank, N.A. as the Administrative Agent pursuant to this Section 12.9 shall also constitute the resignation or removal of JPMorgan Chase Bank, N.A. as the Collateral Agent. The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Section 12 (including Section 12.7) and Section 13.5 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as an Agent.

12.10 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender under any Credit Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective) or if the Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Credit Party and without limiting the obligation of any applicable Credit Party to do so), fully for all amounts paid, directly or indirectly, by the Administrative Agent or as Tax or otherwise, including penalties, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out-of-pocket expenses. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this Section 12.10. The agreements in Section 12.10 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

12.11 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Agents under Sections 4.1 and 6.7 and 13.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 4.1 and 13.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject or (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Requirements of Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in of Section 13.1 of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

12.12 Agents Under Security Documents and Guarantee. Each Secured Party hereby further authorizes the Administrative Agent or the Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Collateral and the Security Documents. Subject to Section 13.1, without further written consent or authorization from any Secured Party, the Administrative Agent or the Collateral Agent, as applicable, may execute any documents or instruments necessary to (a) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent (or any sub-agent thereof) under any Credit Document (i) upon Termination Date, (ii) that is sold or transferred as part of or in connection with any sale or other transfer permitted hereunder to a Person that is not a Credit Party or in connection with the designation of any (x) Restricted Subsidiary as an Unrestricted Subsidiary or (y) Designated Guarantor as an Excluded Subsidiary, (iii) if the property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its Guarantee otherwise in accordance with the Credit Documents, (iv) as to the extent provided in the Security Documents, (v) that constitutes Excluded Collateral or Excluded Stock and Stock Equivalents or (vi) if approved, authorized or ratified in writing in accordance with Section 13.1; (b) release any Guarantor (other than Holdings) from its obligations under the Guarantee if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary) as a result of a transaction or designation permitted hereunder; (c) subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Credit Document to the holder of any Lien permitted under clause (vi) (solely with respect to Section 10.1(d)) or clause (ix) of the definition of Permitted Lien; and (d) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Administrative Agent or the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement, including the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement.

The Collateral Agent shall have its own independent right to demand payment of the amounts payable by the Borrower under this Section 12.11, irrespective of any discharge of the Borrower’s obligations to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in insolvency proceedings affecting the Borrower to preserve their entitlement to be paid those amounts.

Any amount due and payable by the Borrower to the Collateral Agent under this Section 12.11 shall be decreased to the extent that the other Lenders have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Credit Documents and any amount due and payable by the Borrower to the Collateral Agent under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 12.11.

12.13 Right to Realize on Collateral and Enforce Guarantee. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Agents, and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights, and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights, and remedies under the Security Documents may be exercised solely by the Collateral Agent, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition. No holder of Secured Hedge Obligations or Secured Cash Management Obligations shall have any rights in connection with the management or release of any Collateral or of the obligations of Holdings (if applicable) or any Credit Party under this Agreement. No holder of Secured Hedge Obligations or Secured Cash Management Obligations that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any other Credit Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or Agent and, in such case, only to the extent expressly provided in the Credit Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedge Agreements and Secured Cash Management Agreements, unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

12.14 Intercreditor Agreements Govern. The Administrative Agent, the Collateral Agent, and each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement entered into pursuant to the terms hereof, (b) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into each intercreditor agreement (including the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement) entered into pursuant to the terms hereof and to subject the Liens securing the Obligations to the provisions thereof, (c) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into any intercreditor agreement that includes, or to amend any then existing intercreditor agreement to provide for, the terms described in the definition of Permitted Other Indebtedness and (d) hereby consents to the subordination of the Liens on the Collateral other than Term Loan Collateral securing the Obligations on the terms set forth in the ABL Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of each such intercreditor agreement (including the ABL Intercreditor Agreement, any First Lien Intercreditor Agreement and any Second Lien Intercreditor Agreement) and this Agreement, the provisions of such intercreditor agreement shall control.

12.15 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable, and the conditions of such exemption are satisfied, with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement and (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14.

(b) In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

Section 13. Miscellaneous.

13.1 Amendments, Waivers, and Releases. Except as otherwise expressly set forth in the Credit Documents, neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 13.1. Except as provided to the contrary under Section 2.14 or 2.15 or the other paragraphs of this Section 13.1, and other than with respect to any amendment, modification or waiver contemplated by clauses (x)(i), (x)(ii), (x)(vii), (x)(viii), (y) and (z) below, which shall only require the consent of the Lenders expressly set forth therein and not the Required Lenders, the Required Lenders may (with prior or contemporaneous notice to the Administrative Agent of the effectiveness thereof) or, with the written consent of the Required Lenders, the Administrative Agent and/or the Collateral Agent may, from time to time, (a) enter into with the Borrower or the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower or of the Credit Parties hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent and/or the Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that each such waiver and each such amendment, supplement or modification shall be effective only in the specific instance and for the specific purpose for which given; and provided, further, that no such waiver and no such amendment, supplement or modification shall:

(x) (i) forgive or reduce any portion of any Loan or extend the final scheduled maturity date of any Loan or reduce the stated rate (it being understood that only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the Default Rate or amend Section 2.8(c)), or forgive any portion thereof, or extend the date for the payment, of any principal hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates), or make any Loan, interest, Fee or other amount payable in any currency other than expressly provided herein, in each case without the written consent of each Lender directly and adversely affected thereby; provided that a waiver of any condition precedent in Section 6 or 7 of this Agreement, the waiver of any Default, Event of Default, default interest, mandatory prepayment or reductions, any modification, waiver or amendment to the financial covenant definitions or financial ratios or any component thereof or the waiver of any other covenant shall not constitute an increase of any Commitment of a Lender, a reduction or forgiveness in the interest rates or the fees or premiums or a postponement of any date scheduled for the payment of principal, premium or interest or an extension of the final maturity of any Loan or the scheduled termination date of any Commitment, in each case for purposes of this clause (i),

(ii) consent to the assignment or transfer by the Borrower of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 10.3), in each case without the written consent of each Lender directly and adversely affected thereby,

(iii) amend, modify or waive any provision of Section 12 without the written consent of the then-current Administrative Agent and Collateral Agent in a manner that directly and adversely affects such Person,

(iv) [reserved],

(v) [reserved],

(vi) release all or substantially all of the Guarantors under the Guarantees (except as expressly permitted by the Guarantees, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement (if any), the Second Lien Intercreditor Agreement (if any) or this Agreement) or release all or substantially all of the Collateral under the Security Documents (except as expressly permitted by the Security Documents, the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement (if any), the Second Lien Intercreditor Agreement (if any) or this Agreement) without the prior written consent of each Lender,

(vii) decrease the Initial Term Loan Repayment Amount applicable to Initial Term Loans or extend any scheduled Initial Term Loan Repayment Date applicable to Initial Term Loans, in each case without the written consent of each Lender directly and adversely affected thereby,

(viii) [reserved],

(ix) reduce the percentages specified in the definition of the term Required Lenders or amend, modify or waive any provision of this Section 13.1 that has the effect of decreasing the number of Lenders that must approve any amendment, modification or waiver, without the written consent of each Lender,

(y) notwithstanding anything to the contrary in clause (x), (i) extend the final expiration date of any Lender’s Commitment or (ii) increase the aggregate amount of the Commitments of any Lender, in each case, without the written consent of such Lender, or

(z) in connection with an amendment that addresses solely a repricing transaction in which any Class of Term Loans is refinanced with a replacement Class of Term Loans bearing (or is modified in such a manner such that the resulting Term Loans bear) a lower Effective Yield (a “Permitted Repricing Amendment”), only the consent of the Lenders holding Term Loans subject to such permitted repricing transaction that will continue as a Lender in respect of the repriced tranche of Term Loans or modified Term Loans.

Notwithstanding anything in this Agreement or any other Credit Document to the contrary, this Agreement may be amended, supplemented or otherwise modified to effect any requisite changes to the definition of “LIBOR Rate” as set forth therein and such other related changes as may be applicable thereto (including LIBOR Successor Rate Conforming Changes), in each case, with only the consent of the Persons set forth in such definition of “LIBOR Rate”.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except (x) that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (y) for any such amendment, waiver or consent that treats such Defaulting Lender disproportionately and adversely from the other Lender of the same Class (other than because of its status as a Defaulting Lender).

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon Holdings, the Borrower, such Lenders, the Administrative Agent and all future holders of the affected Loans. In the case of any waiver, Holdings, the Borrower, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligations to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender.

Notwithstanding the foregoing, in addition to any credit extensions and related Joinder Agreement(s) effectuated without the consent of Lenders in accordance with Section 2.14, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Term Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new Term Loans.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, Holdings, the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class (“Refinanced Term Loans”) with a replacement term loan tranche (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans (plus an amount equal to all accrued but unpaid interest, fees, premiums, and expenses incurred in connection therewith), (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, unless any such Applicable Margin applies after the Initial Term Loan Maturity Date, (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans), and (d) the covenants, events of default and guarantees shall be as agreed between the Borrower and the Lenders providing such Replacement Term Loans

The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, upon the termination of this Agreement the payment of all Obligations (except for (x) contingent indemnification obligations in respect of which a claim has not yet been made, (y) Secured Hedge Obligations and (z) Secured Cash Management Obligations) (the “Termination Date”), (ii) upon the sale or other disposition of such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (iv) in connection with the designation of any (x) Restricted Subsidiary as an Unrestricted Subsidiary or (y) Designated Guarantor as an Excluded Subsidiary, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 13.1),

(v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the applicable Guarantee (in accordance with the second following sentence), (vi) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents, and (vii) if such assets constitute Excluded Collateral or Excluded Stock and Stock Equivalents or are otherwise not required to constitute Collateral pursuant to the Agreed Security Principles. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that any Restricted Subsidiary that is a Guarantor shall be released from the Guarantees upon consummation of any transaction not prohibited hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or becoming an Excluded Subsidiary. The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender.

Notwithstanding anything herein to the contrary, the Credit Documents may be amended to add syndication or documentation agents and make customary changes and references related thereto with the consent of only the Borrower and the Administrative Agent.

Notwithstanding anything in this Agreement (including, without limitation, this Section 13.1) or any other Credit Document to the contrary, (i) this Agreement and the other Credit Documents may be amended to effect an incremental facility or extension facility pursuant to Section 2.14 (and the Administrative Agent and the Borrower may effect such amendments to this Agreement and the other Credit Documents without the consent of any other party as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the terms of any such incremental facility or extension facility); (ii) no Lender consent is required to effect any amendment or supplement to the ABL Intercreditor Agreement, First Lien Intercreditor Agreement (if any), Second Lien Intercreditor Agreement (if any) or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of any Indebtedness as expressly contemplated by the terms of the ABL Intercreditor Agreement, First Lien Intercreditor Agreement (if any), Second Lien Intercreditor Agreement (if any) or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent in consultation with the Borrower, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lenders taken as a whole); provided, further, that no such agreement shall amend, modify or otherwise directly and adversely affect the rights or duties of the Administrative Agent hereunder or under any other Credit Document without the prior written consent of the Administrative Agent; (iii) any provision of this Agreement or any other Credit Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to (x) cure any ambiguity, omission, mistake, defect or inconsistency (as reasonably determined by the Administrative Agent and the Borrower) and (y) effect administrative changes of a technical or immaterial nature and such amendment shall be deemed approved by the Lenders if the Lenders shall have received at least five Business Days’ prior written notice of such change and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; and (iv) guarantees, collateral documents and related documents executed by the Credit Parties in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with any other Credit Document, entered into, amended, supplemented or waived, without the consent of any other Person, by the applicable Credit Party or Credit Parties and the Administrative Agent or the Collateral Agent in its or their respective sole discretion, to (A) effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, (B) as required by local law or advice of counsel to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Requirements of Law, or (C) to cure ambiguities, omissions, mistakes or defects (as reasonably determined by the Administrative Agent and the Borrower) or to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Credit Documents.

Notwithstanding anything in this Agreement or any Security Document to the contrary, the Administrative Agent may, in its sole discretion, grant extensions of time for the satisfaction of any of the requirements under Sections 9.11, 9.12, 9.14, 9.17 or any Security Documents in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of Holdings, the Borrower and the Restricted Subsidiaries by the time or times at which it would otherwise be required to be satisfied under this Agreement or any Security Document.

13.2 Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to Holdings, the Borrower, the Administrative Agent or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to Holdings, the Borrower, the Administrative Agent and the Collateral Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, as set forth in Section 13.2(b); provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9 and 5.1 shall not be effective until received.

13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

13.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

13.5 Payment of Expenses; Indemnification.

(a) Each of Holdings and the Borrower, jointly and severally, agree (i) to pay or reimburse each of the Agents (promptly upon written demand (with reasonably supporting detail if the Borrower shall so request)) for all their reasonable and documented out-of-pocket costs and expenses (without duplication) incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement, modification to, waiver and/or enforcement of this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, and in the case of legal fees and expenses limited to the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP (or such other counsel as may be agreed by the Administrative Agent and the Borrower), and, if reasonably necessary, of a single firm of local counsel in each relevant local jurisdiction, other than allocated costs of in-house counsel, and such other counsel retained with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), (ii) to pay or reimburse each Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, and in the case of legal fees and expenses limited to the reasonable fees, disbursements and other charges of one firm of counsel to the Administrative Agent and the Collateral Agent, and, to the extent required, one firm or local counsel in each relevant local jurisdiction with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) (which may include a single special counsel acting in multiple jurisdictions), and (iii) to pay, indemnify and hold harmless each Lender, each Agent and their respective Related Indemnified Persons (without duplication) (the “Indemnified Persons”) from and against any and all losses, claims, damages liabilities, obligations, demands, actions, judgments, suits, costs, expenses, disbursements or penalties of any nature whatsoever regardless of whether any such Indemnified Person is a party thereto and whether any such proceeding is brought by the Borrower or any other Person (and the reasonable and documented out-of-pocket fees, expenses, disbursements and other charges of one firm of counsel for all Indemnified Persons, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnified Person affected by such conflict notifies the Borrower of any existence of such conflict and in connection with the investigating or defending any of the foregoing (including the reasonable fees) has retained its own counsel, of another firm of counsel for such affected Indemnified Person), and to the extent required, one firm or local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions)) of any such Indemnified Person arising out of or relating to any claim, litigation, investigation or other proceeding (including any inquiry or investigation of the foregoing) (regardless of whether such Indemnified Person is a party thereto or whether or not such action, claim, litigation or proceeding was brought by the Borrower, any of its Subsidiaries or any other Person), arising out of, or with respect to the Transactions or to the execution, enforcement, delivery, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law or any actual or alleged presence, Release or threatened Release of Hazardous Materials relating in any way to the Borrower or any of its Subsidiaries (all the foregoing in this clause (iii), collectively, the “Indemnified Liabilities”); provided that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent arising from (i) the gross negligence, bad faith or willful misconduct of such Indemnified Person or any of its Related Parties as determined in a final and non-appealable judgment of a court of competent jurisdiction, (ii) a material breach of the obligations of such Indemnified Person or any of its Related

Indemnified Persons under the terms of this Agreement by such Indemnified Person or any of its Related Indemnified Persons as determined in a final and non-appealable judgment of a court of competent jurisdiction, (iii) in the case of any claim, litigation, investigation or other proceeding brought by a Credit Party or one of its permitted assignees against the relevant Indemnified Person, a breach of the obligations of such Indemnified Person as determined in a final and non-appealable judgment of a court of competent jurisdiction or (iv) any proceeding between and among Indemnified Persons that does not involve an act or omission by Holdings, the Borrower or the Restricted Subsidiaries; provided the Agents, to the extent acting in their capacity as such, shall remain indemnified in respect of such proceeding, to the extent that neither of the exceptions set forth in clause (i) or (ii) of the immediately preceding proviso applies to such person at such time. The agreements in this Section 13.5 shall survive repayment of the Loans and all other amounts payable hereunder.

(b) No Credit Party nor any Indemnified Person shall have any liability for any special, punitive, indirect or consequential damages resulting from this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that the foregoing shall not limit Holdings’ and the Borrower’s indemnification obligations to the Indemnified Persons pursuant to Section 13.5(a) in respect of damages incurred or paid by an Indemnified Person to a third party. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of any Indemnified Person or any of its Related Parties as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(c) Notwithstanding the foregoing, each Indemnified Person shall be obligated to refund or return any and all amounts paid by the Borrower under this Section 13.5. to such Indemnified Person for any losses, claims, damages, liabilities and expenses to the extent such Indemnified Person is not entitled to payment of such amounts in accordance with the terms hereof.

This Section 13.5 shall apply with respect to Taxes only to the extent they represent losses, claims, damages, etc., arising from any non-Tax claim.

13.6 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as expressly permitted by Section 10.3, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 13.6) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders and each other Person entitled to indemnification under Section 13.5) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in clause (b)(ii) below and Section 13.7, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed; it being understood that, without limitation, the Borrower shall have the right to withhold its consent to any assignment if, in order for such assignment to comply with applicable law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority) of:

(A) the Borrower; provided that the Borrower shall be deemed to have consented to any such assignment (other than to a Disqualified Lender) unless it has objected thereto by written notice to the Administrative Agent within 15 Business Days after receiving written notice thereof; provided further that no consent of the Borrower shall be required for (1) an assignment of Term Loans to (X) a Lender, (Y) an Affiliate of a Lender, or (Z) an Approved Fund or (2) an assignment of Loans or Commitments to any assignee if an Event of Default under Section 11.1(a) or Section 11.1(e) (with respect to the Borrower) has occurred and is continuing;

(B) [reserved]; and

(C) the Administrative Agent (not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

Notwithstanding the foregoing, no such assignment shall be made to a natural Person, Disqualified Lender or Defaulting Lender. For the avoidance of doubt, the Administrative Agent shall not disclose, verbally or in writing, the list of entities that are Disqualified Lenders; provided that the Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of entities that are Disqualified Lenders to each Lender requesting such list (so long as such Lender agrees to keep such list confidential).

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than with respect to any Term Loan, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if an Event of Default under Section 11.1(a) or Section 11.1(e) has occurred and is continuing; provided, further, that contemporaneous assignments by a Lender and its Affiliates or Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above (and simultaneous assignments to or by two or more Related Funds shall be treated as one assignment), if any;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system or other method reasonably acceptable to the Administrative Agent, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”) and applicable tax forms (as required under Section 5.4(e)); and

(E) any assignment to the Borrower or any Subsidiary shall also be subject to the requirements of Section 13.6(h).

(iii) Subject to acceptance and recording thereof pursuant to clause (b)(iv) of this Section 13.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 3.5, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 13.6. For the avoidance of doubt, in case of an assignment to a new Lender pursuant to this Section 13.6, (i) the Administrative Agent, the new Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the new Lender been an original Lender signatory to this Agreement with the rights and/or obligations acquired or assumed by it as a result of the assignment and to the extent of the assignment the assigning Lender shall each be released from further obligations under the Credit Documents and (ii) the benefit of each Security Document shall be maintained in favor of the new Lender.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans (and stated interest amounts) owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register is intended to cause each Loan and other obligation hereunder to be in registered form within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. The Register shall be available for inspection by the Borrower, the Collateral Agent, the Administrative Agent and its Affiliates and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and applicable tax forms (as required under Section 5.4(e)) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 13.6 and any written consent to such assignment required by clause (b) of this Section 13.6, the Administrative Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause (b)(v).

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than (x) a natural person, (y) Holdings and its Subsidiaries and (z) any Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Administrative Agent shall not disclose, verbally or in writing, the list of entities that are Disqualified Lenders; provided that the Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of entities that are Disqualified Lenders to each Lender requesting such list (so long as such Lender agrees to keep such list confidential). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (x)(i), (x)(vii) and (y) of the second proviso to Section 13.1 that affects such Participant. Subject to clause (c)(ii) of this Section 13.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of those Sections as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6, including the requirements of clause (e) of Section 5.4) (it being agreed that any documentation required under Section 5.4(e) shall be provided to the participating Lender)). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.8(b) as though it were a Lender; provided such Participant shall be subject to Section 13.8(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than the applicable Lender would have been entitled to receive absent the sale of such participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, or other central bank having jurisdiction over such Lender and this Section 13.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Subject to Section 13.16, the Borrower authorizes each Lender to disclose to any Participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates in connection with such Lender’s credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

(f) The words “execution,” “signed,” “signature,” and words of like import used in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Acceptances, amendments or other modifications, Notices of Borrowing, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

(g) SPV Lender. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.6, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative

Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) other than a Disqualified Lender providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) subject to Section 13.16, disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. This Section 13.6(g) may not be amended without the written consent of the SPV. Notwithstanding anything to the contrary in this Agreement but subject to the following sentence, each SPV shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of those Sections as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6, including the requirements of clause (e) of Section 5.4 (it being agreed that any documentation required under Section 5.4(e) shall be provided to the Granting Lender)). Notwithstanding the prior sentence, an SPV shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than its Granting Lender would have been entitled to receive absent the grant to such SPV, unless such grant to such SPV is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld).

(h) Notwithstanding anything to the contrary contained herein, (x) any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to the Borrower or any Subsidiary and (y) the Borrower and any Subsidiary may, from time to time, purchase or prepay Term Loans, in each case, on a non-pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Auction Agent or (2) open market purchases; provided that any Loans acquired by the Borrower or any other Subsidiary shall be retired and cancelled promptly upon the acquisition thereof.

For avoidance of doubt, the foregoing limitations shall not be applicable to Affiliated Institutional Lenders. None of the Borrower or any Subsidiary shall be required to make any representation that it is not in possession of information which is not publicly available and/or material with respect to the Borrower and its Subsidiaries or their respective securities for purposes of U.S. federal and state securities laws.

(i) Any assignment or participation without the Borrower’s prior written consent, to any Disqualified Person, shall entitle the Borrower, at the Borrower’s expense, to (A) terminate any commitment of the relevant Disqualified Person and repay all Obligations pursuant to this Agreement owing thereto, (B) purchase any Loans held by such Disqualified Person at the lowest of (x) par, (y) the amount that such Disqualified Person paid to acquire such Loans, plus accrued interest, fees and other amounts pursuant thereto and (z) the most recently available quoted price for such Loans (as determined in good faith by the Borrower) and/or (C) require such Disqualified Person to assign all of its interests pursuant to this Agreement and the other Credit Documents to one or more banks or institutions subject to the consents of such Persons, if any, required under, and satisfaction of any other condition set forth in, clause (b)(i) of this Section 13.6.

13.7 Replacements of Lenders Under Certain Circumstances.

(a) The Borrower shall be permitted (x) to replace any Lender or (y) terminate the Commitment of any Lender and repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date that (a) requests reimbursement for amounts owing pursuant to Sections 2.10, 3.5 or 5.4, (b) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken, or (c) becomes a Defaulting Lender, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any Requirements of Law, (ii) no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts pursuant to Sections 2.10, 2.11, 3.5 or 5.4, as the case may be, owing to such replaced Lender immediately prior to the date of replacement, (iv) the replacement bank or institution, if not already a Lender, an Affiliate of the Lender or Approved Fund, the Sponsor or an Affiliated Institutional Lender, and the terms and conditions of such replacement shall be reasonably satisfactory to the Administrative Agent, (v) the replacement bank or institution, if not already a Lender shall be subject to the provisions of Section 13.6(b), (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.6 (provided that, unless otherwise agreed, the Borrower shall be obligated to pay the registration and processing fee referred to therein) and (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination that pursuant to the terms of Section 13.1 requires the consent of either (i) all of the Lenders directly and adversely affected, (ii) all of the Lenders of one or more Classes or (iii) all of the Lenders, and, in each case, with respect to which the Required Lenders (or at least 50.1% of the directly and adversely affected Lenders) shall have granted their consent, then, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to (x) replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent (to the extent such consent would be required under Section 13.6) and repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date; provided that (a) all Obligations hereunder of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment including any amounts that such Lender may be owed pursuant to Section 2.11, (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon, and (c) the Borrower shall pay (or cause to be paid) to such Non-Consenting Lender the amount, if any, owing to such Lender pursuant to Section 5.1(b). In connection with any such assignment, the Borrower, the Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 13.6; provided, that if such Non-Consenting Lender does not execute and deliver an Assignment and Acceptance in respect of such assignment within one Business Day of the date on which the replacement Lender executes and delivers such Assignment and Acceptance to such Non-Consenting Lender (or such Assignment and Acceptance is delivered by the Administrative Agent on behalf of such replacement Lender), such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance without any action on the part of such Non-Consenting Lender and the Assignment and Acceptance so executed by such replacement Lender shall be effective for the purpose of Section 13.6 and this Section 13.7.

13.8 Adjustments; Set-off.

(a) Except as contemplated in Section 13.6 or elsewhere herein, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.1(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Credit Parties but with the prior consent of the Administrative Agent, any such notice being expressly waived by the Credit Parties to the extent permitted by applicable law, upon any amount becoming due and payable by the Credit Parties hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) (other than payroll, trust, tax, fiduciary, and petty cash accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Credit Parties. Each Lender agrees promptly to notify the Credit Parties and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

13.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

13.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.11 Integration. This Agreement and the other Credit Documents represent the agreement of Holdings, the Borrower, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Holdings, the Borrower, the Administrative Agent, the Collateral Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

13.12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.13 Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c) [reserved];

(d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 13.2 at such other address of which the Administrative Agent shall have been notified pursuant to Section 13.2;

(e) agrees that nothing herein shall affect the right of the Administrative Agent, any Lender or another Secured Party to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings, the Borrower or any other Credit Party in any other jurisdiction; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.13 any special, exemplary, punitive or consequential damages; provided that nothing in this clause (f) shall limit the Credit Parties’ indemnification obligations set forth in Section 13.5 to the extent that such special, exemplary, punitive or consequential damages are included in any claim by a third party unaffiliated with any of the Secured Parties with respect to which the applicable Secured Party is entitled to indemnification under Section 13.5.

Without limiting the foregoing, each of Holdings and the Borrower, on behalf of each other Credit Party (other than any Credit Party that is a Domestic Subsidiary) irrevocably designates, appoints and empowers as of the Closing Date, the Borrower (the “Process Agent”), with an office on the Closing Date at 3 S.W. 129th Avenue, Suite 400, Pembroke Pines, Florida, 33027, as its authorized designee, appointee and agent to receive, accept and acknowledge on its behalf and for its property, service of copies of the summons and complaint and any other process which may be served in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party or for recognition and enforcement of any judgment in respect thereof and agrees that such service may be made by mailing or delivering a copy of such process to such Credit Party in care of the Process Agent at the Process Agent’s above address, and each of Holdings and the Borrower, on behalf of each other Credit Party (other than any Credit Party that is a Domestic Subsidiary) hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.

Each party hereto that is organized (or incorporated) outside the United States, in respect of itself, its subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such party or its respective subsidiaries or any of its or its respective subsidiaries’ properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, arising out of or relating to this Agreement or any other Credit Document to which it is a party or the transactions contemplated hereby or thereby, including, without limitation, immunity from suit, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such party, for itself and on behalf of its subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Without limiting the generality of the foregoing, each such party further agrees that the waivers set forth in this paragraph shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes thereof.

13.14 Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the other Credit Documents;

(b) (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower and the other Credit Parties, on the one hand, and the Administrative Agent, the Lenders and the other Agents on the other hand, and the Borrower and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof);

(ii) in connection with the process leading to such transaction, each of the Administrative Agent and the other Agents, is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for the Borrower, any other Credit Parties or any of their respective Affiliates, stockholders, creditors or employees, or any other Person;

(iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or other Agent has advised or is currently advising the Borrower, the other Credit Parties or their respective Affiliates on other matters) and neither the Administrative Agent or other Agent has any obligation to the Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents;

(iv) the Administrative Agent, each other Agent and each Affiliate of the foregoing may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and

(v) neither the Administrative Agent nor any other Agent has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby agrees that it will not claim that any Agent owes a fiduciary or similar duty to the Credit Parties in connection with the Transactions contemplated hereby and waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent or any other Agent with respect to any breach or alleged breach of agency or fiduciary duty; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, on the one hand, and any Lender, on the other hand.

13.15 WAIVERS OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

13.16 Confidentiality. The Administrative Agent, each other Agent and each Lender (collectively, the “Restricted Persons” and, each a “Restricted Person”) shall treat confidentially all non-public information provided to any Restricted Person by or on behalf of any Credit Party hereunder in connection with such Restricted Person’s evaluation of whether to become a Lender hereunder or obtained by such Restricted Person pursuant to the requirements of this Agreement (“Confidential Information”) and shall not publish, disclose or otherwise divulge such Confidential Information; provided that nothing herein shall prevent any Restricted Person from disclosing any such Confidential Information (a) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law, rule or regulation or compulsory legal process (in which case such Restricted Person agrees (except with respect to any routine or ordinary course audit or examination conducted by bank accountants or any governmental, bank regulatory or self-regulatory authority exercising examination or regulatory authority), to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrower promptly thereof prior to disclosure), (b) upon the request or demand of any regulatory authority (including any self-regulatory authority) having jurisdiction over such Restricted Person or any of its Affiliates (in which case such Restricted Person agrees (except with respect to any routine or ordinary course audit or examination conducted by bank accountants or any governmental, bank regulatory or self-regulatory authority exercising examination or regulatory authority) to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrower promptly thereof prior to disclosure), (c) to the extent that such Confidential Information becomes publicly available other than by reason of improper disclosure by such Restricted Person or any of its affiliates or any related parties thereto in violation of any confidentiality obligations owing under this Section 13.16, (d) to the extent that such Confidential Information is received by such Restricted Person from a third party that is not, to such Restricted Person’s knowledge, subject to confidentiality obligations owing to any Credit Party or any of their respective subsidiaries or affiliates, (e) to the extent that such Confidential Information was already in the possession of the Restricted Persons prior to any duty or other undertaking of confidentiality or is independently developed by the Restricted Persons without the use of such Confidential Information, (f) to such Restricted Person’s affiliates and to its and their respective officers, directors, partners, employees, legal counsel, independent auditors, and other experts or agents who need to know such Confidential Information in connection with providing the Loans or action as an Agent hereunder and who are informed of the confidential nature of such Confidential Information and who are subject to customary confidentiality obligations of professional practice or who agree to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16) (with each such Restricted Person responsible for such person’s compliance with this paragraph), (g) to potential or prospective Lenders, hedge providers (or other derivative transaction counterparties) (any such person, a “Derivative Counterparty”), participants or assignees, in each case who agree (pursuant to customary syndication practice) to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16); provided that (i) the disclosure of any such Confidential Information to any Lenders, Derivative Counterparties or prospective Lenders, Derivative Counterparties or participants or prospective participants referred to above shall be made subject to the acknowledgment and acceptance by such Lender, Derivative Counterparty or prospective Lender or participant or prospective participant that such Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this Section 13.16 or confidentiality provisions at least as restrictive as those set forth in this Section 13.16) in accordance with the standard syndication processes of such Restricted Person or customary market standards for dissemination of such type of information, which shall in any event require “click through” or other affirmative actions on the part of recipient to access such Confidential Information and (ii) no such disclosure shall be made by such Restricted Person to any person that is at such time a Disqualified Lender, (h) for purposes of establishing a “due diligence” defense or (i) to rating agencies in connection with obtaining ratings for the Borrower and the Credit Facility to the extent such rating agencies are subject to customary confidentiality obligations of professional practice or agree to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16). Notwithstanding the foregoing, (i) Confidential Information shall not include, with respect to any Person, information available to it or its Affiliates on a non-confidential basis from a source other than the Borrower, its Subsidiaries or its Affiliates, (ii) the Administrative Agent shall not be responsible for compliance with this Section 13.16 by any other Restricted Person and (iii) in no event shall any Lender, the Administrative Agent or any other Agent be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries.

13.17 Direct Website Communications Each of Holdings and the Borrower may, at its option, provide to the Administrative Agent any information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including, without limitation, all notices, requests, financial statements, financial, and other reports, certificates, and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any default or event of default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to the Administrative Agent at an email address provided by the Administrative Agent from time to time; provided that (i) upon written request by the Administrative Agent, or the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Nothing in this Section 13.17 shall prejudice the right of Holdings, the Borrower, the Administrative Agent, any other Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(a) Each of Holdings and the Borrower further agrees that any Agent may make the Communications available to the Lenders by posting the Communications on IntraLinks or a substantially similar electronic transmission system (the “Platform”), so long as the access to such Platform (i) is limited to the Agents, the Lenders and Transferees or prospective Transferees and (ii) remains subject to the confidentiality requirements set forth in Section 13.16.

(b) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY MATERIALS OR INFORMATION PROVIDED BY THE CREDIT PARTIES (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties” and each an “Agent Party”) have any liability to the Borrower, any Lender, or any other Person for losses, claims, damages, liabilities, or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the internet, except to the extent the liability of any Agent Party resulted from such Agent Party’s (or any of its Related Parties’ (other than any trustee or advisor)) gross negligence, bad faith or willful misconduct or material breach of the Credit Documents as determined in the final non-appealable judgment of a court of competent jurisdiction.

(c) Each of Holdings and the Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, the Subsidiaries or their securities) and, if documents or notices required to be delivered pursuant to the Credit Documents or otherwise are being distributed through the Platform, any document or notice that Holdings or the Borrower have indicated contains only publicly available information with respect to Holdings or the Borrower may be posted on that portion of the Platform designated for such public-side Lenders. If Holdings or the Borrower has not indicated whether a document or notice delivered contains only publicly available information, the Administrative Agent shall post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to Holdings, the Borrower, the Subsidiaries and their securities. Notwithstanding the foregoing, each of Holdings and the Borrower shall use commercially reasonable efforts to indicate whether any document or notice contains only publicly available information; provided, however, that the following documents shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material nonpublic information: (1) the Credit Documents, (2) any notification of changes in the terms of the Credit Facility and (3) all financial statements and certificates delivered pursuant to Sections 9.1(a), (b) and (d).

13.18 USA PATRIOT Act; Beneficial Ownership Regulation. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act and the Beneficial Ownership Regulation.

13.19 Judgment Currency If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under this Agreement or any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with the normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or the relevant Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or the relevant Lender may in accordance with the normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or such Lender in such currency, the Administrative Agent or such Lender agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

13.20 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver, or any other party, in connection with any proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

13.21 No Fiduciary Duty. Each Agent, each Lender and their respective Affiliates (collectively, the “Lender Parties”), may have economic interests that conflict with those of the Credit Parties, their stockholders and/or their affiliates. Each Credit Party agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender Party, on the one hand, and such Credit Party, its stockholders or its affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Credit Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender Party has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender Party has advised, is currently advising or will advise any Credit Party, its stockholders or its Affiliates on other matters) or any other obligation to any Credit Party except the obligations expressly set forth in the Credit Documents and (y) each Lender Party is acting solely as principal and not as the agent or fiduciary of any Credit Party, its management, stockholders or creditors. Each Credit Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, in connection with such transaction or the process leading thereto.

13.22 Nature of Borrower Obligations.

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, it is understood and agreed by the various parties to this Agreement that all of the Borrower’s Obligations to repay principal of, interest on, and all other amounts with respect to, all Loans and all other Obligations of the Borrower pursuant to this Agreement (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith or in connection with the related Commitments) shall be guaranteed pursuant to, and in accordance with the terms of, the Guarantee.

(b) The obligations of the Borrower with respect to the Borrower’s Obligations are independent of the obligations of any Guarantor under its guaranty of the Borrower’s Obligations, and a separate action or actions may be brought and prosecuted against the Borrower, whether or not any such Guarantor is joined in any such action or actions. The Borrower waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

(c) The Borrower authorizes the Administrative Agent and the Lenders without notice or demand (except as shall be required by the Credit Documents and applicable statute that cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

(i) exercise or refrain from exercising any rights against any Guarantor or others or otherwise act or refrain from acting;

(ii) apply any sums paid by any other Person, howsoever realized or otherwise received to or for the account of the Borrower to any liability or liabilities of such other Person regardless of what liability or liabilities of such other Person remain unpaid; and/or

(iii) consent to or waive any breach of, or act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise, by any other Person.

(d) It is not necessary for the Administrative Agent or any other Lender to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, members, partners or agents acting or purporting to act on its behalf.

(e) The Borrower waives any right to require the Administrative Agent or the other Lenders to (i) proceed against any Guarantor or any other party, (ii) proceed against or exhaust any security held from any Guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent’s or the Lenders’ power whatsoever. The Borrower waives any defense based on or arising out of suretyship or any impairment of security held from the Borrower, any Guarantor or any other party or on or arising out of any defense of any Guarantor or any other party other than payment in full in cash of the Obligations of the Credit Parties, including, without limitation, any defense based on or arising out of the disability of any Guarantor or any other party, or the unenforceability of the Obligations of the Borrower or any part thereof from any cause, in each case other than as a result of the payment in full in cash of the Obligations of the Borrower.

(f) All provisions contained in any Credit Document shall be interpreted consistently with this Section 13.22 to the extent possible.

13.23 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

13.24 Acknowledgment Regarding Any Supported QFCs.

(a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CLAIRE’S HOLDINGS LLC,
as Holdings

By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Senior Vice President, General Counsel and Secretary

CLAIRE’S STORES, INC.,
as the Borrower

By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Justin Martin
Name:	Justin Martin
Title:	Authorized Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST HIGH YIELD PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST HIGH YIELD PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ AON HEWITT COLLECTIVE INVESTMENT TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ AON HEWITT INVESTMENT CONSULTING, INC.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ARIZONA STATE RETIREMENT SYSTEM
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ Bank of America, N.A.
(Print Name)

By:	/s/ Miles Hanes
Name: Miles Hanes
Title: AVP

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LIM BCOF SPECIAL ACCOUNT, LTD.
(Print Name)

By:	/s/ Michelle Martin
Name: Michelle Martin
Title: Autjorized Person

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ CHASE LINCOLN FIRST COMMERCIAL CORPORATION
(Print Name)

By:	/s/ Sean Chudzik, Asc.
Name: Sean Chudzik
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMANDER NAVY INSTALLATIONS COMMAND RETIREMENT TRUST
By: Lord Abbett & Co LLC, As Investment Manager
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (CORPORATE HIGH YIELD) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ CREDIT SUISSE LOAN FUNDING LLC
(Print Name)

By:	/s/ Christian Campbell
Name: Christian Campbell
Title: Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ DEVONIAN ICAV, AN UMBRELLA IRISH COLLECTIVE ASSET-MANAGEMENT VEHICLE WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS, ACTING SOLELY FOR AND ON BEHALF OF ITS SUB-FUND DEVONIAN FUND I
(Print Name)

By:	/s/ Jeffrey Yurkovic
Name: Jeffrey Yurkovic
Title: Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ DIAMETER MASTER FUND, LP
(Print Name)

By:	/s/ Christian Campbell
Name: Matt Gilamartin
Title: CFO

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ELLIOTT ASSOCIATES, L.P.
(Print Name)
By:	Elliott Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliott Greenberg
Name: Elliot Greenberg
Title:Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GIM Specialist Investment Funds – GIM Multi Sector Credit Fund
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GIM TRUST 2 – SENIOR SECURED LOAN FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GOLDMAN SACHS LENDING PARTNERS LLC
(Print Name)

By:	/s/ Thomas Malafronte
Name: Thomas Malafronte
Title: Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ IBM 401(K) PLUS PLAN TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO CREDIT OPPORTUNITIES FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO FLOATING RATE FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO SENIOR INCOME TRUST
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO SENIOR INCOME TRUST
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO SENIOR LOAN FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO ZODIAC FUNDS – INVESCO US SENIOR LOAN ESG
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO ZODIAC FUNDS – INVESCO US SENIOR LOAN FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN CHASE RETIREMENT PLAN
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN CORE PLUS BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN FLOATING RATE INCOME FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN GLOBAL ALLOCATION FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN GLOBAL BOND OPPORTUNITIES FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN HIGH YIELD FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN INCOME BUILDER FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN INCOME FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN TOTAL RETURN FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN UNCONSTRAINED DEBT FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ KAISER PERMANENTE GROUP TRUST
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT BOND DEBENTURE FUND, INC.
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT HIGH YIELD CORE TRUST II
(Print Name)

By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT HIGH YIELD TRUST
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT INVESTMENT TRUST – HIGH YIELD FUND
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT PASSPORT PORTFOLIOS PLC – LORD ABBETT HIGH YIELD FUND
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT PASSPORT PORTFOLIOS PLC. – LORD ABBETT MULTI-SECTOR INCOME FUND
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT SERIES FUND, INC. – BOND DEBENTURE PORTFOLIO
(Print Name)

By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LVIP JPMORGAN HIGH YIELD FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MAP 139 SEGREGATED PORTFOLIO OF LMA SPC
(Print Name)
By:	Venor Capital Management, LP
its Investment Manager

By:	/s/ David Zernel
Name: David Zernel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON BLUEGRASS CREDIT FUND LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON CENTRE STREET PARTNERSHIP LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON CREDIT DISLOCATION FUND LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD.
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ METROPOLITAN LIFE INSURANCE COMPANY
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MONARCH MASTER FUND LTD.
(Print Name)
By:	Monarch Alternative Capital LP
Its:	Advisor

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ NORTHROP GRUMMAN PENSION MASTER TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL FUND VI (DELAWARE) HOLDINGS, L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL V CONTINUATION FUND (DELAWARE) HOLDCO, L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PERMANENS CAPITAL DEFENSIVE INCOME FUND, L.P.
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL LIFE INSURANCE COMPANY – dba PRINCIPAL CORE PLUS BOND SEPARATE ACCOUNT
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL FUNDS, INC.— CORE PLUS BOND FUND
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL FUNDS, INC. – HIGH YIELD FUND
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/PUBLIC SERVICE NEW MEXICO QUAL NDT PARTNERS
(Print Name)
By: Lord, Abbett & Co. LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PW FOCUS FUND LLC
(Print Name)
By:	Parkwood LLC, Managing Member

By:	/s/ Karen A. Vereb / Mark A. Madeja
Name: Karen A. Vereb / Mark A. Madeja
Title: Secretary / Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RAVEN HOLDINGS II, L.P.
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ Mark Denkinger
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RED ARC GLOBAL INVESTMENTS (CAYMAN) TRUST – CIBC BANK AND TRUST CO.
(CAYMAN) LTD AS TRUSTEE
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ REDWOOD MASTER FUND, LTD
(Print Name)
By:	Redwood Capital Management, LLC
Its:	Investment Advisor

By:	/s/ Mark Denkinger
Name: Rubin Kliksbom
Title: Co-CEO

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RENAISSANCE INVESTMENT HOLDINGS LTD.
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SENTRY INSURANCE A MUTUAL COMPANY
(Print Name)
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SIMON CHARITABLE PRIVATE LLC
(Print Name)

By:	/s/ Karen Vereb / Mark A. Madeja
Name: Karen Vereb / Mark A. Madeja
Title: Secretary / Assistant Secretary

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SIMON MARKETABLE, L.P.
(Print Name)
By:	Parkwood LLC, General Partner

By:	/s/ Karen Vereb / Mark A. Madeja
Name: Karen Vereb / Mark A. Madeja
Title: Secretary / Assistant Secretary

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ STICHTING BLUE SKY ACTIVE HIGH YIELD FIXED INCOME USA FUND
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TEACHERS RETIREMENT SYSTEM OF OKLAHOMA
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ THE CITY OF NEW YORK GROUP TRUST
(Print Name)
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TREVILTHICK LP
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TRS CREDIT FUND LP
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ U.S. HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ VENOR CAPITAL MASTER FUND LTD.
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ VENOR SPECIAL SITUATIONS FUND II LP
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ WAZEE STREET OPPORTUNITIES FUND IV LP
(Print Name)

By:	/s/ Stephanie McCoy
Name: Stephanie McCoy
Title: Chief Operations Officer

[Signature Page to Term Loan Credit Agreement]